U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.

Post-Effective Amendment No.	23

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	26

(Check appropriate box or boxes)

TFS CAPITAL INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

10 N. High Street, Suite 500
West Chester, PA 19380
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (804) 484-1401

Wade R. Bridge
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(Name and Address of Agent for Service)

Approximate date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on ( March 1, 2016 ) pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a) (1)
/ /	on (date) pursuant to paragraph (a) (1)
/ /	75 days after filing pursuant to paragraph (a) (2)
/ /	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

March 1, 2016

For more information or assistance in opening an account,
please call toll-free 1-888-534-2001.

This prospectus has information about the Funds that you should know before you invest. The Funds may not be suitable for all investors. Consequently, prospective investors should thoroughly review this prospectus, including all risks and considerations, before making an investment. In addition, this document should be kept with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Funds’ shares or determined if this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Risk/Return Summaries	3
TFS Market Neutral Fund	3
TFS Small Cap Fund	12
Information Relevant to Both Funds	17
Investment Objectives, Investment Strategies, Related Risks
and Other Considerations	18
TFS Market Neutral Fund	18
TFS Small Cap Fund	26
Fund Management	31
How the Funds Value Their Shares	33
How to Buy Shares	34
How to Redeem Shares	38
Distributions and Federal Taxes	42
Financial Highlights	44
Privacy Notice	46
For More Information	Back Cover

2

RISK/RETURN SUMMARIES

TFS MARKET NEUTRAL FUND

INVESTMENT OBJECTIVE

TFS MARKET NEUTRAL FUND seeks to produce capital appreciation while having a low correlation to the U.S. equity market, which we define as the S&P 500 Index. In addition, the Fund seeks to produce lower volatility than the movement of the U.S. equity market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.65%
Distribution (12b-1) Fees	None
Acquired Fund Fees and Expenses	0.05%
Other Expenses:
Dividend and interest expense on securities sold short	0.73%
Brokerage expense on securities sold short	5.02%
Other operating expenses	0.31%
Total Other Expenses	6.06%
Total Annual Fund Operating Expenses	7.76%
Less Management Fee Reductions(1)	0.06%
Total Annual Fund Operating Expenses after Management Fee Reductions	7.70%

(1)	TFS Capital LLC (the “Adviser”) has contractually agreed to reduce Management Fees and to absorb the Fund’s other operating expenses (for the life of the Fund) to the extent necessary to limit annual ordinary operating expenses to an amount not exceeding 1.90% of the Fund’s average daily net assets. Management Fee reductions and expenses absorbed by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the ordinary operating expenses of the Fund to exceed the 1.90% limit. Ordinary operating expenses includes all Fund expenses except brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund Fees and Expenses and extraordinary expenses. The Adviser’s right to receive repayment of any Management Fee reductions and/or expense reimbursements terminates if the Adviser ceases to serve as investment adviser to the Fund. This agreement may be terminated by either the Fund or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (2) the agreement will terminate automatically as to the Fund if, and when, the Adviser ceases to serve as investment adviser of the Fund.

3

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the  Annual Fund Operating Expenses  table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$760	$2,218	$3,598	$6,737

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 795% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Market Neutral Definition: The Fund employs a “market neutral” strategy, which is defined by TFS Capital LLC (the “Adviser”) as a strategy designed to generate returns that have a low correlation to the U.S. equity market. The Fund does not seek to adhere to any other definition of market neutrality including, but not limited to, dollar neutrality, beta neutrality, capitalization neutrality or sector neutrality.

Techniques for Maintaining Market Neutrality: The Fund seeks to minimize overall U.S. equity market risk by taking long positions and short positions in a diversified portfolio of U.S. equity securities. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements. The Fund seeks to generate returns from the potential gains of its long and its short equity positions. The Fund typically maintains short positions in stocks that represent between 60%-100% of its assets and long positions in stocks that represent 90%-100% of its assets. That is, for every dollar in the Fund, the Fund typically holds 90 cents to one dollar in long positions and 60 cents to one dollar in short positions. Based upon its proprietary quantitative models, the Adviser takes long positions in those securities that it believes to be undervalued and likely to increase in price, and takes short positions in those securities that the Adviser believes to be overvalued and likely to decrease in price.

Types of Securities Utilized: The Fund primarily invests in common stocks and, to a lesser degree, in registered investment companies and futures contracts. The Fund primarily invests in common stocks that are traded on U.S. exchanges. The Fund will not be limited to selecting common stocks within a specific market capitalization, sector or style (e.g., growth vs. value). The starting population of securities that will be analyzed by the Adviser may include all listed U.S. common stocks. Consequently, the portfolio of common stocks selected by the Adviser for investment is expected to contain a diverse range of equity

4

styles, capitalizations, and sectors. The capitalization of the Fund’s portfolio tends to be in the “Small” capitalization range ($500 million to $2 billion market capitalization). The sector weightings, average capitalization and style classification are not intended to be static and will vary over time.

Certain of the stocks that the Fund sells short have more expensive borrowing fees than other stocks in the market (commonly referred to as “hard to borrow stocks”). These high fees increase the expenses of the Fund regardless of whether they have a positive impact on the performance of the Fund. The Adviser selects stocks it believes will have a net positive impact on the Fund’s performance after taking into account the expenses.

The Fund may commit up to 25% of its net assets (including both long and short positions) in other registered investment companies (“RICs”). Generally , the majority of the Fund’s investments in RICs are in closed-end funds. A closed-end fund is a fund that has a set number of shares outstanding and trades like a stock on a stock exchange. Closed-end funds may trade at their net asset value; however, they typically trade at either a discount or premium to the underlying net asset value of the securities held by the closed-end fund. The Adviser believes that certain inefficiencies exist with the pricing of closed-end funds and that these inefficiencies provide potential investment opportunities for the Fund. In the Adviser’s opinion these inefficiencies are likely the result of short-term imbalances in supply and demand for the shares of a closed-end fund. Based on these perceived imbalances, the Adviser will buy the closed-end fund if the Adviser believes demand is going to increase or, less frequently, sell short the closed-end fund in the situation where the Adviser believes demand is going to decrease.

The Fund purchases and sells futures contracts on broad-based indices. Futures contracts are considered “derivative” instruments because their values are based on (“derived from”) the value of an underlying asset, reference rate, index or some other variable. The Fund may use futures contracts to gain exposure or to hedge against changes in the value of common stocks, interest rates, foreign currencies or commodities. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. When the Fund purchases or sells a futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities that is a percentage of the contract amount. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying asset. The Fund recognizes an unrealized gain or loss equal to the daily variation margin.

In addition to complying with any collateral requirements set by brokers, the Fund maintains a segregated account with its custodian to collateralize its derivative positions and short sales as required by current Securities and Exchange Commission (“SEC”) or staff interpretations. As a result, the Fund is required to maintain higher levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs than if it did not use derivatives or short sales. The Fund will modify its asset segregation policies as necessary to ensure compliance with any changes in the positions taken by the SEC or its staff.

5

Quantitative Security Selection Models: The Adviser utilizes a quantitative and objective investment decision-making process to select individual securities for the Fund. The Adviser has developed proprietary models that are intended to predict the future performance of individual securities relative to the overall U.S. equity market. These models were developed through extensive historical analysis of screening variables. The models may include fundamental and technical variables, including data from company financial or management filings, trade data across various markets and price movements. With the assistance of multiple trading models, the Adviser purchases securities (long positions) that it expects to outperform the overall U.S. equity market and will also sell short securities that it expects to underperform the overall U.S. equity market. While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate.

PRINCIPAL RISKS

An investment in the Fund carries risk and, if you invest in the Fund, you may lose money. The investment strategies used by the Fund are highly speculative and involve a high degree of risk. Below are the principal risks of an investment in this Fund.

Market Neutral Style Risk – During a “bull” market, when most equity securities and long-only mutual funds are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and many other mutual funds. This underperformance is an expected effect of the ongoing short selling that is a core component of the Fund’s strategy.

Short Sale Risk – Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

The Fund’s investments in shorted securities are more risky than its investments in its long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, short selling subjects the Fund to the potential for unlimited losses. Before investing in the Fund, you should completely consider this risk.

The Fund will incur increased transaction costs associated with selling securities short. In addition to transaction costs, certain of the stocks that the Fund sells short have more expensive borrowing fees than other stocks in the market (commonly referred to as “hard to borrow stocks”). These high fees increase the expenses of the Fund regardless of whether they have a positive impact on the performance of the Fund.

In addition, when the Fund is selling securities short, it must maintain a segregated account with its custodian of cash or high-grade securities equal to the current market value of the securities sold short less any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). As a result, the Fund may maintain high levels of cash or

6

liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

Risks of Investments in RICs – To the extent that it invests in other RICs, the Fund incurs greater expenses, such as its own management fees and other operating expenses, than an investor would incur who invested directly in the RICs. The Fund’s investments in other RICs are subject to all of the underlying risks of such RICs. These include such general risks as market risk and management risk. In addition to these risks, the Fund’s investment in a closed-end fund is subject to the risk that the fund may trade at prices significantly different from the fund’s net asset value. Investments in a closed-end fund may be subject to liquidity risk (that is, the potential that the Fund may be unable to dispose of the shares promptly or at a reasonable price).

Risks of Small Cap Stocks – Small cap stocks typically are more volatile and less liquid than larger cap stocks. Small cap companies may have a shorter history of operations and may lack depth of management. Small cap companies may be unable to generate funds necessary for growth or potential development, or may be developing or marketing new products or services for markets that are not yet firmly established. In addition, such companies may become subject to intense competition from larger more established companies. Securities of smaller companies may have more limited trading markets than the larger companies. These risks are more prominent in the lower end of the capitalization range for the Fund’s small cap companies.

Derivative Risk – The use of derivative instruments, including futures contracts, requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling common stock. If the Adviser uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. In addition, the Fund may be unable to close out a position because the market for a futures contract may become illiquid.

As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to certain kinds of derivatives. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of a Fund’s investment in such investments) even if they are covered.

7

The Fund’s use of futures contracts and certain other derivatives for the purpose of increasing the Fund’s long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and therefore amplify the effect of market volatility on the Fund’s share price (see “Leveraging Risk”). Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Market Risk – The risk of losing money due to general market movements is called market risk. Given that security prices can be extremely volatile, the Fund’s share price may be subject to extreme fluctuations. In a declining stock market, security prices for all companies may decline, regardless of any one particular company’s own unique prospects.

Management Risk – The Fund’s strategy is dependent on the Adviser’s ability to develop and maintain security selection and trading models that successfully identify the Fund’s investments. If the Adviser is unsuccessful, the Fund could experience losses regardless of the overall performance of the U.S. equity market.

Quantitative Strategy Risk – The quantitative models used by the Adviser may be similar to the models used by other quantitative managers. To the extent that they are similar, the Fund’s price movements may have a high degree of correlation to other quantitative funds. This potential portfolio overlap with other quantitative funds could lead to periods of high volatility, especially in the event that other managers choose to rapidly sell securities or close short positions.

Investment Model and Computer Software Risk – The Adviser relies heavily on quantitative investment models to assist with security selection. Given this investment process and the high rate of trading in the Fund’s portfolio, the Adviser seeks opportunities to gain efficiencies by automating the investment process. That is, the Adviser creates and uses proprietary software that can automatically gather the data required for analysis, quantitatively evaluate securities as needed for portfolio rebalancing and execute the trades on behalf of the Fund. The Adviser’s extensive use of its quantitative models and proprietary software presents certain additional risks. Specifically, the Adviser cannot guarantee that the data used in the models will be accurate or complete. Moreover, the computer software, whether proprietary or obtained from third-parties, may fail or may have errors that go undetected by the Adviser. If issues are present in the data used by the Adviser or if there are errors in the computer software used by the Adviser, there may be adverse impacts to the Fund, including a decline in the Fund’s net asset value. The Fund is at risk for any adverse financial impacts resulting from deficiencies in the Adviser’s quantitative investment process.

Leveraging Risk – The Fund does not intend to borrow money for speculative purposes but may borrow money for operational purposes (e.g., to manage shareholder redemptions). When utilized, the Fund’s borrowing activities may exaggerate any increase or decrease in the net asset value of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which may reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund. The Fund may lose money as a result of its borrowing activities.

8

The Fund’s use of futures contracts will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an instrument providing leveraged exposure to the class and that instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

High Portfolio Turnover Risk – The Fund’s investment strategies are expected to involve frequent trading which leads to high portfolio turnover. The Adviser anticipates that the Fund’s annual portfolio turnover rate will be significantly higher than that of most mutual funds, but it is not expected to exceed 1,000%. High rates of portfolio turnover could lower performance of the Fund due to increased trading costs and may result in the realization of capital gains. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of investment performance. Mutual funds are required to distribute their net realized capital gains annually under federal tax laws.

Transaction Cost Risk – Transaction costs refer to the charges that are associated with buying and selling securities for the Fund. As a result of the Fund’s expected high rate of portfolio turnover, the Fund will likely incur higher brokerage and custody charges than those associated with an average equity fund. In addition to transaction costs, certain of the stocks that the Fund sells short have more expensive borrowing fees than other stocks in the market (commonly referred to as “hard to borrow stocks”). These high fees increase the expenses of the Fund regardless of whether they have a positive impact on the performance of the Fund. These transaction costs and high borrowing fees increase the cost of your investment in the Fund.

Tax Inefficiency Risk – In addition to the potential for large capital gain distributions, it is possible that some or all of the gains distributed may be categorized as short-term capital gains, which are subject to higher tax rates than long-term capital gains. Given the tax-inefficiency of the Fund, shareholders should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Market Neutral Fund by showing the changes in the Fund’s performance from year to year for the last ten calendar years, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not

9

necessarily an indication of how the Fund will perform in the future. Certain performance information shown reflects fee reductions and/or expense reimbursements by the Adviser; without such fee reductions and expense reimbursements, returns would be less than those shown. Updated performance information, current through the most recent month end, is available at www.tfscapital.com/products/mutual-funds/tfs-market-neutral-mutual-fund or by calling 1-888-534-2001.

Annual Total Returns

During the periods shown in the bar chart, the highest return for a quarter was 10.28% during the quarter ended December 31, 2006 and the lowest return for a quarter was -13.60% during the quarter ended September 30, 2008.

10

Average Annual Total Returns For Periods Ended December 31, 2015

The performance table presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	1 Year	5 Years	10 Years
TFS Market Neutral Fund
Return Before Taxes	-2.96%	2.04%	5.81%
Return After Taxes on Distributions	-3.90%	1.37%	4.98%
Return After Taxes on Distributions and Sale of Fund Shares	-0.90%	1.56%	4.53%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%

MANAGEMENT OF THE FUND

Investment Adviser

TFS Capital LLC is the Fund’s investment adviser.

Portfolio Management Committee

The Adviser employs a team of investment professionals to manage the Fund’s investments. The Portfolio Management Committee is responsible for the day-to-day management of the Fund’s portfolio. The members of the Portfolio Management Committee are:

Name	Title	Length of Service to the Fund
Kevin J. Gates	Co-Portfolio Manager	Since September 2004
Richard J. Gates	Co-Portfolio Manager	Since September 2004
Eric S. Newman	Co-Portfolio Manager	Since September 2004
David S. Hall	Co-Portfolio Manager	Since March 2015

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to Both Funds” on page 17 of this Prospectus.

11

TFS SMALL CAP FUND

INVESTMENT OBJECTIVE

TFS SMALL CAP FUND seeks long-term capital appreciation. In addition, it seeks to outperform the Russell 2000® Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.15%
Distribution (12b-1) Fees	None
Other Expenses	0.53%
Total Annual Fund Operating Expenses	1.68%
Less Management Fee Reductions(1)	(0.18%)
Total Annual Fund Operating Expenses after Management Fee Reductions	1.50%

(1)	The Adviser has contractually agreed to reduce Management Fees and to absorb the Fund’s other operating expenses (for the life of Fund) to the extent necessary to limit annual ordinary operating expenses to an amount not exceeding 1.50% of the Small Cap Fund’s average daily net assets. Management Fee reductions and expenses absorbed by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the ordinary operating expenses of the Fund to exceed the 1.50% limit. Ordinary operating expenses includes all Fund expenses except brokerage, taxes, borrowing costs, Acquired Fund Fees and Expenses and extraordinary expenses. The Adviser’s right to receive repayment of any Management Fee reductions and/or expense reimbursements terminates if the Adviser ceases to serve as investment adviser to the Fund. This agreement may be terminated by either the Fund or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (2) the agreement will terminate automatically as to the Fund if, and when, the Adviser ceases to serve as investment adviser of the Fund.

12

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the Annual Fund Operating Expenses  table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$474	$818	$1,791

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 639% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of “small cap companies.” A small cap company is defined by the Adviser as a company whose market capitalization, at the time of purchase, is no larger than that of the largest company included in the Russell 2000® Index and no smaller than that of the smallest company included in the Russell 2000® Index. The Fund is not managed to maintain a dollar weighted average market capitalization. Therefore, the Fund may have a greater percentage of its assets in companies at the upper or lower range for small cap companies, as defined by the Fund.

Types of Securities Utilized: The Fund will primarily invest in common stocks of small cap companies that are traded on U.S. exchanges. The starting population of securities that will be analyzed by the Adviser may include all listed U.S. common stocks that are no larger than the upper end of the universe of “small cap companies” as defined above. The Fund is not sector or style (e.g., growth vs. value) specific. Consequently, the portfolio of common stocks selected for investment by the Adviser is expected to contain a diverse range of equity styles and sectors. The sector weightings and style classification are not intended to be static and will vary over time.

Quantitative Security Selection Models: The Adviser utilizes a quantitative and objective investment decision-making process to select individual common stocks for the Fund. The Adviser has developed proprietary “stock-selection” models that are intended to predict the future performance of individual stocks relative to the Russell 2000® Index. These models were developed through extensive historical analysis of stock-screening variables. The models may include fundamental and technical variables, including data from company financial or management filings, trade data across various markets and price movements. With the assistance of multiple trading models, the Adviser will purchase common stocks

13

that it expects to outperform the Russell 2000® Index. While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate.

PRINCIPAL RISKS

An investment in the Fund carries risk and, if you invest in the Fund, you may lose money. Below are the principal risks of an investment in this Fund.

Small Cap Stocks – Small cap stocks typically are more volatile and less liquid than larger cap stocks. Small cap companies may have a shorter history of operations and may lack depth of management. Small cap companies may be unable to generate funds necessary for growth or potential development, or may be developing or marketing new products or services for markets that are not yet firmly established. In addition, such companies may become subject to intense competition from larger more established companies. Securities of smaller companies may have more limited trading markets than larger companies. These risks are more prominent in the lower end of the capitalization range for the Fund’s small cap companies.

Market Risk – The risk of losing money due to general market movements is called market risk. Given that stock prices can be extremely volatile, the Fund’s share price may be subject to extreme fluctuations. In a declining stock market, stock prices for all companies may decline, regardless of any one particular company’s own unique prospects.

Management Risk – The Fund’s strategy is dependent on the Adviser’s ability to develop and maintain stock selection and trading models that successfully identify the Fund’s investments. If the Adviser is unsuccessful, the Fund could experience losses regardless of the overall performance of the U.S. equity market.

Quantitative Strategy Risk – The quantitative models used by the Adviser may be similar to the models used by other quantitative managers. To the extent that they are similar, the Fund’s price movements may have a high degree of correlation to other quantitative funds. This potential portfolio overlap with other quantitative funds could lead to periods of high volatility, especially in the event that other managers choose to rapidly sell securities or close short positions.

Investment Model and Computer Software Risk – The Adviser relies heavily on quantitative investment models to assist with security selection. Given this investment process and the high rate of trading in the Fund’s portfolio, the Adviser seeks opportunities to gain efficiencies by automating the investment process. That is, the Adviser creates and uses proprietary software that can automatically gather the data required for analysis, quantitatively evaluate securities as needed for portfolio rebalancing and execute the trades on behalf of the Fund. The Adviser’s extensive use of its quantitative models and proprietary software presents certain additional risks. Specifically, the Adviser cannot guarantee that the data used in the models will be accurate or complete. Moreover, the computer software, whether proprietary or obtained from third-parties, may fail or may have errors that go undetected by the Adviser. If issues are present in the data used by the Adviser or if there are errors in the computer software used by the Adviser, there may be adverse impacts to the Fund, including a decline in the Fund’s net asset value. The Fund is at risk for any adverse financial impacts resulting from deficiencies in the Adviser’s quantitative investment process.

14

High Portfolio Turnover Risk – The Fund’s investment strategies are expected to involve frequent trading which leads to high portfolio turnover. The Adviser anticipates that the Fund’s annual portfolio turnover rate will be significantly higher than that of most mutual funds, but it is not expected to exceed 1,000%. High rates of portfolio turnover could lower performance of the Fund due to increased trading costs and may result in the realization of capital gains. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of investment performance. Mutual funds are required to distribute their net realized capital gains annually under federal tax laws.

Transaction Cost Risk – Transaction costs refer to the charges that are associated with buying and selling securities for the Fund. As a result of the Fund’s expected high rate of portfolio turnover, the Fund will likely incur higher brokerage and custody charges than those associated with an average equity fund. These transaction costs increase the cost of your investment in the Fund.

Tax Inefficiency Risk – In addition to the potential for large capital gain distributions, it is expected that most or all of the gains distributed will be categorized as short-term capital gains, which are subject to higher tax rates than long-term capital gains. Given the tax-inefficiency of the Fund, shareholders should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Small Cap Fund by showing the changes in the Fund’s performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. All performance information shown reflects fee reductions and expense reimbursements by the Adviser; without such fee reductions and expense reimbursements, returns would be less than those shown. Updated performance information, current through the most recent month end, is available at www.tfscapital.com/products/mutual-funds/tfs-small-cap-fund or by calling 1-888-534-2001.

Annual Total Returns

15

During the periods shown in the bar chart, the highest return for a quarter was 32.35% during the quarter ended June 30, 2009 and the lowest return for a quarter was -26.97% during the quarter ended December 31, 2008.

Average Annual Total Returns For Periods Ended December 31, 2015

The performance table presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	1 Year	5 Years	Since Inception (March 7, 2006)
TFS Small Cap Fund
Return Before Taxes	-5.64%	10.73%	10.36%
Return After Taxes on Distributions	-7.23%	6.57%	7.45%
Return After Taxes on Distributions and Sale of Fund Shares	-2.73%	6.77%	7.17%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	-4.41%	9.19%	6.17%

MANAGEMENT OF THE FUND

Investment Adviser

TFS Capital LLC is the Fund’s investment adviser.

Portfolio Management Committee

The Adviser employs a team of investment professionals to manage the Fund’s investments. The Portfolio Management Committee is responsible for the day-to-day management of the Fund’s portfolio. The members of the Portfolio Management Committee are:

Name	Title	Length of Service to the Fund
Kevin J. Gates	Co-Portfolio Manager	Since March 2006
Richard J. Gates	Co-Portfolio Manager	Since March 2006
Eric S. Newman	Co-Portfolio Manager	Since March 2006
David S. Hall	Co-Portfolio Manager	Since March 2015

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to Both Funds” on page 17 of this Prospectus.

16

INFORMATION RELEVANT TO BOTH FUNDS

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment Requirement

$5,000 for all types of accounts.

Minimum Additional Investment Requirement

$100 for all types of accounts

To Place Orders

By Mail:	TFS Capital Investment Trust c/o Ultimus Fund Solutions, LLC P.O.Box 46707 Cincinnati, Ohio 45246-0707
By Bank Wire:	Call 1-888-534-2001 for assistance.

General Information

You may purchase, exchange or redeem (sell) shares of a Fund on each day that the NYSE is open for business at the Fund’s net asset value next calculated after receipt of a purchase, exchange or redemption order in proper form. Transactions may be initiated by written request, by wire transfer or through your financial intermediary.

TAX INFORMATION

Each Fund’s distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

17

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES, RELATED RISKS AND OTHER CONSIDERATIONS

TFS MARKET NEUTRAL FUND

INVESTMENT OBJECTIVE

TFS MARKET NEUTRAL FUND seeks to produce capital appreciation while having a low correlation to the U.S. equity market, which we define as the S&P 500 Index. In addition, the Fund seeks to produce lower volatility than the movement of the U.S. equity market. There is no guarantee that the Fund will achieve its investment objective. The Fund’s investment objective may not be changed without shareholder approval.

INVESTMENT STRATEGIES

Market Neutral Definition: The Fund employs a “market neutral” strategy, which is defined by TFS Capital LLC (the “Adviser”) as a strategy designed to generate returns that have a low correlation to the U.S. equity market. The Fund does not seek to adhere to any other definition of market neutrality including, but not limited to, dollar neutrality, beta neutrality, capitalization neutrality or sector neutrality.

A long position represents an ordinary purchase of a common stock. A short position (making a short sale) is established by selling borrowed shares and attempting to buy them back at a lower price. Borrowed shares must be repaid (i.e., short positions must be “covered”) whether or not the stock price declines.

Techniques for Maintaining Market Neutrality: The Fund seeks to minimize overall U.S. equity market risk by taking long positions and short positions in a diversified portfolio of U.S. equity securities. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements. The Fund seeks to generate returns from the potential gains of its long and its short equity positions. The Fund typically maintains short positions in stocks that represent between 60%-100% of its assets and long positions in stocks that represent 90%-100% of its assets. That is, for every dollar in the Fund, the Fund typically holds 90 cents to one dollar in long positions and 60 cents to one dollar in short positions. Based upon its proprietary quantitative models, the Adviser takes long positions in those securities that it believes to be undervalued and likely to increase in price, and takes short positions in those securities that the Adviser believes to be overvalued and likely to decrease in price.

A long position represents an ordinary purchase of a security. A short position (making a short sale) is established by selling borrowed shares and attempting to buy them back at a lower price. Borrowed shares must be repaid (i.e., short positions must be “covered”) whether or not the stock price declines.

18

When the Fund is selling securities short it must maintain a segregated account with its custodian of cash or high-grade securities equal to the current market value of the securities sold short, less any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

Types of Securities Utilized: The Fund primarily invests in common stocks that are traded on U.S. exchanges. The Fund will not be limited to selecting common stocks within a specific market capitalization, sector or style (e.g., growth vs. value). The starting population of securities that will be analyzed by the Adviser may include all listed U.S. common stocks. Consequently, the portfolio of common stocks selected by the Adviser for investment is expected to contain a diverse range of equity styles, capitalizations, and sectors. The capitalization of the Fund’s portfolio tends to be in the “Small” capitalization range ($500 million to $2 billion market capitalization). The sector weightings, average capitalization and style classification are not intended to be static and will vary over time.

Certain of the stocks that the Fund sells short have more expensive borrowing fees than other stocks in the market (commonly referred to as “hard to borrow stocks”). These high fees increase the expenses of the Fund regardless of whether they have a positive impact on the performance of the Fund. The Adviser selects these stocks because it believes they will have a net positive impact on the Fund’s performance even after taking into account the expenses.

The Fund may commit up to 25% of its net assets (including both long and short positions) in other registered investment companies (“RICs”). RICs include, primarily open-end mutual funds, closed-end funds and exchange-traded funds, and incur management fees and other operating expenses. Exchange-traded funds generally consist of portfolios of stocks which closely track the performance and dividend yield of an index, either broad based, sector or international. Exchange-traded funds, like common stocks, can be bought and sold throughout a trading day. Generally, the majority of the Fund’s investments in RICs are in closed-end funds. A closed-end fund is a fund that has a set number of shares outstanding and trades like a stock on a stock exchange. Closed-end funds may trade at their net asset value; however, they typically trade at either a discount or premium to the underlying net asset value of the securities held by the closed-end fund. The Adviser believes that certain inefficiencies exist with the pricing of closed-end funds and that these inefficiencies provide potential investment opportunities for the Fund. In the Adviser’s opinion these inefficiencies are likely the result of short-term imbalances in supply and demand for the shares of a closed-end fund. Based on these perceived imbalances, the Adviser will buy the closed-end fund if the Adviser believes demand is going to increase or, less frequently, sell short the closed-end fund in the situation where the Adviser believes demand is going to decrease.

The Fund purchases and sells futures contracts on broad-based indices. Futures contracts are considered “derivative” instruments because their values are based on (“derived from”) the value of an underlying asset, reference rate, index or some other variable. For example, the Fund may use futures contracts to gain exposure or to hedge against changes in the value of common stocks, interest rates, foreign currencies or commodities. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on

19

a specified date. When the Fund purchases or sells a futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities that is a percentage of the contract amount. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying asset. The Fund recognizes an unrealized gain or loss equal to the daily variation margin.

The Adviser expects to limit the Fund’s investments in futures contracts such that the notional value of the futures contracts represents not more than 25% of the Fund’s assets. Although it has not done so in the past, the Fund may use forward foreign currency exchange contracts on a limited basis to hedge exposure to foreign currency or when the Adviser believes that the currency of a particular country may produce positive returns against the currency of another country.

The Fund is permitted to purchase and write put and call options on broad-based indices, commodities and common stocks and on futures contracts. Although the Fund has purchased put and call options in the past, the Adviser does not presently intend to use options in the Fund. If the Adviser determines to invest in options in the future, such investments would be limited such that the notional value of the options contracts represents not more than 15% of the Fund’s assets.

In addition to complying with any collateral requirements set by brokers, the Fund will maintain a segregated account with its custodian to collateralize its derivative positions and short sales as required by current SEC or staff interpretations. As a result, the Fund is required to maintain higher levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs than if it did not use derivatives or short sales. The Fund will modify its asset segregation policies as necessary to ensure compliance with any changes in the positions taken by the SEC or its staff.

Quantitative Security Selection Models: The Adviser utilizes a quantitative and objective investment decision-making process to select individual securities for the Fund. The Adviser has developed proprietary models that are intended to predict the future performance of individual securities relative to the overall U.S. equity market. These models were developed through extensive historical analysis of security-screening variables. The models may include fundamental and technical variables, including data from company financial or management filings, trade data across various markets and price movements. With the assistance of multiple trading models, the Adviser will purchase securities (long positions) that it expects to outperform the overall U.S. equity market and will also sell short securities that it expects to underperform the overall U.S. equity market. While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate.

Frequent Position Rebalancing: Each quantitative model developed by the Adviser is designed to rebalance at a predetermined time interval. However, not all models will necessarily rebalance on the same time interval. Consequently, because multiple models may dictate trading decisions on a portion of the overall portfolio, different portions of the portfolio may rebalance at different time intervals. Moreover, the share of the overall

20

portfolio assigned to each model may change over time resulting in more or less frequent rebalancing. It should be noted that although the models are designed to rebalance at a predetermined time interval, the Adviser may open and close positions, at its sole discretion, and will frequently do so for operational and other reasons. The models are generally designed to rebalance periodically. At each interval, each individual model will re-rank its target universe in order to determine what trades are required on that portion of the overall portfolio. Typically, rebalancing results in the Adviser selling, or covering in the case of short positions, only a small portion of the Fund’s portfolio and replacing them with new securities. The Adviser believes that there are benefits to frequently evaluating its models and rebalancing the Fund’s portfolio as suggested by the models. Consequently, the Fund expects to engage in frequent portfolio transactions that will result in a portfolio turnover that is significantly higher than that of most other mutual funds. The Adviser anticipates that the Fund’s annual portfolio turnover rate will normally not exceed 1,000%.

RELATED RISKS AND OTHER CONSIDERATIONS

An investment in the Fund carries risk and, if you invest in the Fund, you may lose money. The investment strategies used by the Fund are highly speculative and involve a high degree of risk. Below are the principal risks of an investment in this Fund.

Market Neutral Style Risk – During a “bull” market, when most equity securities and long-only mutual funds are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and many other mutual funds. This underperformance is an expected effect of the ongoing short selling that is a core component of the Fund’s strategy.

Short Sale Risk – Short sales are transactions in which the Fund sells a stock it does not own. To complete the transaction, the Fund must borrow the stock to make delivery to the buyer. The Fund is then obligated to replace the stock borrowed by purchasing the stock at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the stock was sold by the Fund. If the underlying stock goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

The Fund’s investments in shorted stocks are more risky than its investments in its long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, short selling subjects the Fund to the potential for unlimited losses. Before investing in the Fund, you should completely consider this risk.

The Fund will incur increased transaction costs associated with selling securities short. During periods of market volatility, these transaction costs can increase dramatically and negatively impact Fund performance. In addition to transaction costs, certain of the stocks that the Fund sells short have more expensive borrowing fees than other stocks in the market (commonly referred to as “hard to borrow stocks”). These high fees increase the expenses of the Fund regardless of whether they have a positive impact on the performance of the Fund.

21

In addition, when the Fund is selling stocks short, it must maintain a segregated account with its custodian of cash or high-grade securities equal to the current market value of the stocks sold short less any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

Risks of Investments in RICs – To the extent that it invests in other RICs, the Fund incurs greater expenses, such as its own management fees and other operating expenses, than an investor would incur who invested directly in the RICs. The Fund’s investments in other RICs are subject to all of the underlying risks of such RICs. These include such general risks as market risk and management risk. In addition to these risks, the Fund’s investment in a closed-end fund or exchange traded fund is subject to the risk that the fund may trade at prices significantly different from the fund’s net asset value. Investments in a closed-end fund or exchange traded fund may be subject to liquidity risk (that is, the potential that the Fund may be unable to dispose of the shares promptly or at a reasonable price).

Risks of Small Cap Stocks – Small cap stocks typically are more volatile and less liquid than larger cap stocks. Small cap companies may have a shorter history of operations and may lack depth of management. Small cap companies may be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for markets that are not yet firmly established. In addition, such companies may become subject to intense competition from larger more established companies. Securities of smaller companies may have more limited trading markets than the larger companies. These risks are more prominent in the lower end of the capitalization range for the Fund’s small cap companies.

Derivative Risk – The use of derivative instruments, including futures contracts, requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling common stock. If the Adviser uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. In addition, the Fund may be unable to close out a position because the market for a futures contract may become illiquid. Options purchased by the Fund, if any, may decline in value with the passage of time, even in the absence of movement in the underlying instrument.

As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to certain kinds of derivatives. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its

22

net obligations under cash-settled instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of a Fund’s investment in such investments) even if they are covered.

The Fund’s use of futures contracts and certain other derivatives for the purpose of increasing the Fund’s long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and therefore amplify the effect of market volatility on the Fund’s share price (see “Leveraging Risk”). Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Market Risk – The risk of losing money due to general market movements is called market risk. Given that security prices can be extremely volatile, the Fund’s share price may be subject to extreme fluctuations. In a declining stock market, security prices for all companies may decline, regardless of any one particular company’s own unique prospects.

Management Risk – The Fund’s strategy is dependent on the Adviser’s ability to develop and maintain security selection and trading models that successfully identify the Fund’s investments. If the Adviser is unsuccessful, the Fund could experience losses regardless of the overall performance of the U.S. equity market.

Quantitative Strategy Risk – The quantitative models used by the Adviser may be similar to the models used by other quantitative managers. To the extent that they are similar, the Fund’s price movements may have a high degree of correlation to other quantitative funds. This potential portfolio overlap with other quantitative funds could lead to periods of high volatility, especially in the event that other managers choose to rapidly sell securities or close short positions.

Investment Model and Computer Software Risk – The Adviser relies heavily on quantitative investment models to assist with security selection. Given this investment process and the high rate of trading in the Fund’s portfolio, the Adviser seeks opportunities to gain efficiencies by automating the investment process. That is, the Adviser creates and uses proprietary software that can automatically gather the data required for analysis, quantitatively evaluate securities as needed for portfolio rebalancing and execute the trades on behalf of the Fund. The Adviser’s extensive use of its quantitative models and proprietary software presents certain additional risks. Specifically, the Adviser cannot guarantee that the data used in the models will be accurate or complete. Moreover, the computer software, whether proprietary or obtained from third-parties, may fail or may have errors that go undetected by the Adviser. If issues are present in the data used by the Adviser or if there are errors in the computer software used by the Adviser, there may be adverse impacts to the Fund, including a decline in the Fund’s net asset value. The Fund is at risk for any adverse financial impacts resulting from deficiencies in the Adviser’s quantitative investment process.

High Portfolio Turnover Risk – The Fund’s investment strategies are expected to involve frequent trading which leads to high portfolio turnover. The Adviser anticipates that the Fund’s annual portfolio turnover rate will be significantly higher than that of most mutual funds, but it is not expected to exceed 1,000%. High rates of portfolio turnover could lower performance of the Fund due to increased trading costs and may result in the realization

23

of capital gains. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of investment performance. Mutual funds are required to distribute their net realized capital gains annually under federal tax laws.

Transaction Cost Risk – Transaction costs refer to the charges that are associated with buying and selling securities for the Fund. As a result of the Fund’s expected high rate of portfolio turnover, the Fund will likely incur higher brokerage and custody charges than those associated with an average equity fund. In addition to transaction costs, certain of the stocks that the Fund sells short have more expensive borrowing fees than other stocks in the market (commonly referred to as “hard to borrow stocks”). These high fees increase the expenses of the Fund regardless of whether they have a positive impact on the performance of the Fund. These transaction costs and high borrowing fees increase the cost of your investment in the Fund.

Tax Inefficiency Risk – In addition to the potential for large capital gain distributions, it is possible that some or all of the gains distributed may be categorized as short-term capital gains, which are subject to higher tax rates than long-term capital gains. Given the tax-inefficiency of the Fund, shareholders should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.

Leveraging Risk – The Fund does not intend to borrow money for speculative purposes but may borrow money for operational purposes (e.g., to manage shareholder redemptions). When utilized, the Fund’s borrowing activities may exaggerate any increase or decrease in the net asset value of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which may reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund. The Fund may lose money as a result of its borrowing activities.

The Fund’s use of futures contracts will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value (“NAV”) to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an instrument providing leveraged exposure to the class and that instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

24

Regulatory Risk – New rules, regulations and/or emergency orders may be adopted by the Federal government that may place limits on the Fund’s ability to fully implement its stated investment strategies. Depending on the nature and extent of the regulatory action, the Fund might be required to significantly alter its investment strategies.

CFTC Regulation Risk – The Fund is a registered investment company and it is presently exempt from regulation as a “commodity pool” under Commodity Futures Trading Commission (“CFTC”) Rule 4.5. However, the CFTC adopted amendments to CFTC Rule 4.5, which limit the ability for a registered investment company that invests in futures, options on futures or commodities, and other commodity interests to qualify for exemption under Rule 4.5. Based on the Fund’s historical and anticipated use of futures, options on futures or commodities, and other commodity interests, the Adviser does not anticipate the Fund will be subject to CFTC requirements, including registration, disclosure and operational requirements under the Commodity Exchange Act. If the Fund’s use of futures, options on futures or commodities, and other commodity interests changes significantly and the Fund is required to comply with these additional requirements it may increase Fund expenses. The Adviser does not expect that compliance with CFTC regulations would materially adversely affect the ability of the Fund to achieve its objective.

Schedule of Holdings – Given the expected high portfolio turnover of the Fund, the Fund’s holdings at quarter-end may be materially different than securities held by the Fund throughout the quarter. Consequently, the holdings described on any quarterly reports may be significantly different than the holdings of the Fund at any given point in time.

Limited Capacity – The strategies utilized by the Adviser have limited capacity which means that there is a limit on the amount of assets that can be accepted by the Fund. Consequently, it is expected that the Fund may, as it has previously, eventually stop accepting new shareholders or subsequent investments from existing shareholders. The Adviser cannot determine in advance when this will occur or at what asset level the Fund may choose to close.

High Management Fee – The Fund’s management fee is higher than the fees charged to manage most other mutual funds. The Adviser believes that the fee is reasonable in relation to the operationally intensive and highly complex strategies used in managing the Fund’s assets.

Other Portfolio Management Activities of the Adviser – The Adviser also serves as managing member and portfolio manager to two private investment companies and investment adviser to the TFS Hedged Futures Fund, an open-end investment company. The objectives and strategies used in these funds may be similar to the objectives and strategies utilized by the Funds. As a result, there is the potential for conflicts of interest to arise. To avoid conflicts of interest, the Adviser has implemented policies and procedures to ensure no client is advantaged or disadvantaged over another. Primarily, the Adviser uses an average pricing procedure for positions in the same security executed on behalf of multiple clients. In addition, certain limited investment opportunities are allocated pro rata among clients according to client order size.

Cybersecurity Risk – Intentional cybersecurity breaches include: unauthorized access to systems. networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or

25

otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Adviser or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the Fund’s investments to lose value.

Temporary Defensive Positions – From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds, repurchase agreements, certificates of deposit or high-quality commercial paper. The Fund may also adjust its long-short ratio to become more neutral to market conditions. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

TFS SMALL CAP FUND

INVESTMENT OBJECTIVE

TFS SMALL CAP FUND seeks long-term capital appreciation. In addition, it seeks to outperform the Russell 2000® Index. There is no guarantee that the Fund will achieve its investment objective. The Fund’s investment objective may not be changed without shareholder approval.

INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of “small cap companies.” A small cap company is defined by the Adviser as a company whose market capitalization, at the time of purchase, is no larger than that of the largest company included in the Russell 2000® Index and no smaller than that of the smallest company included in the Russell 2000® Index. The Fund is not managed to maintain a dollar weighted average market capitalization. Therefore, the Fund may have a greater percentage of its assets in companies at the upper or lower range for small cap companies, as defined by the Fund.

The Fund may continue to hold investments in companies whose market capitalizations appreciate or depreciate to levels outside of the range of the Fund’s investment focus. If greater than 20% of the Fund’s net assets fall outside of the range for small cap companies, the Adviser will adjust the Fund’s holdings accordingly.

Types of Securities Utilized: The Fund will primarily invest in common stocks of small cap companies that are traded on U.S. exchanges. The starting population of securities that will be analyzed by the Adviser may include all listed U.S. common stocks that are no larger than the upper end of the universe of “small cap companies” as defined above. The Fund is not sector or style (e.g., growth vs. value) specific. Consequently, the portfolio

26

of common stocks selected for investment by the Adviser is expected to contain a diverse range of equity styles and sectors. The sector weightings and style classification are not intended to be static and will vary over time.

Quantitative Stock Selection Models: The Adviser utilizes a quantitative and objective investment decision-making process to select individual common stocks for the Fund. The Adviser has developed proprietary “stock-selection” models that are intended to predict the future performance of individual stocks relative to the Russell 2000® Index. These models were developed through extensive historical analysis of stock-screening variables. The models may include fundamental and technical variables, including data from company financial or management filings, trade data across various markets and price movements. With the assistance of multiple trading models, the Adviser will purchase common stocks that it expects to outperform the Russell 2000® Index. While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate.

RELATED RISKS AND OTHER CONSIDERATIONS

An investment in the Fund carries risk and, if you invest in the Fund, you may lose money. Below are the principal risks of an investment in this Fund.

Small Cap Stocks – Small cap stocks typically are more volatile and less liquid than larger cap stocks. Small cap companies may have a shorter history of operations and may lack depth of management. Small cap companies may be unable to generate funds necessary for growth or potential development, or may be developing or marketing new products or services for markets that are not yet firmly established. In addition, such companies may become subject to intense competition from larger more established companies. Securities of smaller companies may have more limited trading markets than larger companies. These risks are more prominent in the lower end of the capitalization range for the Fund’s small cap companies.

Market Risk – The risk of losing money due to general market movements is called market risk. Given that stock prices can be extremely volatile, the Fund’s share price may be subject to extreme fluctuations. In a declining stock market, security prices for all companies may decline, regardless of any one particular company’s own unique prospects.

Management Risk – The Fund’s strategy is dependent on the Adviser’s ability to develop and maintain stock selection and trading models that successfully identify the Fund’s investments. If the Adviser is unsuccessful, the Fund could experience losses regardless of the overall performance of the U.S. equity market.

Quantitative Strategy Risk – The quantitative models used by the Adviser may be similar to the models used by other quantitative managers. To the extent that they are similar, the Fund’s price movements may have a high degree of correlation to other quantitative funds. This potential portfolio overlap with other quantitative funds could lead to periods of high volatility, especially in the event that other managers choose to rapidly sell securities or close short positions.

27

Investment Model and Computer Software Risk – The Adviser relies heavily on quantitative investment models to assist with security selection. Given this investment process and the high rate of trading in the Fund’s portfolio, the Adviser seeks opportunities to gain efficiencies by automating the investment process. That is, the Adviser creates and uses proprietary software that can automatically gather the data required for analysis, quantitatively evaluate securities as needed for portfolio rebalancing and execute the trades on behalf of the Fund. The Adviser’s extensive use of its quantitative models and proprietary software presents certain additional risks. Specifically, the Adviser cannot guarantee that the data used in the models will be accurate or complete. Moreover, the computer software, whether proprietary or obtained from third-parties, may fail or may have errors that go undetected by the Adviser. If issues are present in the data used by the Adviser or if there are errors in the computer software used by the Adviser, there may be adverse impacts to the Fund, including a decline in the Fund’s net asset value. The Fund is at risk for any adverse financial impacts resulting from deficiencies in the Adviser’s quantitative investment process.

High Portfolio Turnover Risk – The Fund’s investment strategies are expected to involve frequent trading which leads to high portfolio turnover. The Adviser anticipates that the Fund’s annual portfolio turnover rate will be significantly higher than that of most mutual funds, but it is not expected to exceed 1,000%. High rates of portfolio turnover could lower performance of the Fund due to increased trading costs and may result in the realization of capital gains. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of investment performance. Mutual funds are required to distribute their net realized capital gains annually under federal tax laws.

Transaction Cost Risk – Transaction costs refer to the charges that are associated with buying and selling securities for the Fund. As a result of the Fund’s expected high rate of portfolio turnover, the Fund will likely incur higher brokerage and custody charges than those associated with an average equity fund. These transaction costs increase the cost of your investment in the Fund.

Tax Inefficiency Risk – In addition to the potential for large capital gain distributions, it is expected that most or all of the gains distributed will be categorized as short-term capital gains, which are subject to higher tax rates than long-term capital gains. Given the tax-inefficiency of the Fund, shareholders should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.

Leveraging Risk – The Fund does not intend to borrow money for speculative purposes but may borrow money for operational purposes (e.g., to manage shareholder redemptions). When utilized, the Fund’s borrowing activities may exaggerate any increase or decrease in the net asset value of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which may reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund. The Fund may lose money as a result of its borrowing activities.

28

Derivative Risk – The Fund may invest, on a limited basis, in derivative instruments consisting primarily of financial futures. The use of such instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling common stock. If the Adviser uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. In addition, the Fund may be unable to close out a position because the market for a futures contract may become illiquid. Options purchased by the Fund, if any, may decline in value with the passage of time, even in the absence of movement in the underlying instrument.

Regulatory Risk – New rules, regulations and/or emergency orders may be adopted by the Federal government that may place limits on the Fund’s ability to fully implement its stated investment strategies. Depending on the nature and extent of the regulatory action, the Fund might be required to significantly alter its investment strategies.

CFTC Regulation Risk – The Fund is a registered investment company and is presently exempt from regulation as a “commodity pool” under Commodity Futures Trading Commission (“CFTC”) Rule 4.5. However, the CFTC adopted amendments to CFTC Rule 4.5, which limit the ability for a registered investment company that invests in futures, options on futures or commodities, and other commodity interests to qualify for exemption under Rule 4.5. Based on the Fund’s historical and anticipated use of futures, options on futures or commodities, and other commodity interests, the Adviser does not anticipate the Fund will be subject to CFTC requirements, including registration, disclosure and operational requirements under the Commodity Exchange Act. If the Fund’s use of futures, options on futures or commodities, and other commodity interests changes significantly and the Fund is required to comply with these additional requirements it may increase Fund expenses. The Adviser does not expect that compliance with CFTC regulations would materially adversely affect the ability of the Fund to achieve its objective.

Schedule of Holdings – Given the expected high portfolio turnover of the Fund, the Fund’s holdings at quarter-end may be materially different than securities held by the Fund throughout the quarter. Consequently, the holdings described on any quarterly reports may be significantly different than the holdings of the Fund at any given point in time.

Limited Capacity – The strategies utilized by the Adviser have limited capacity which means that there is a limit on the amount of assets that can be accepted by the Fund. Consequently, it is expected that the Fund will eventually stop accepting new shareholders or subsequent investments from existing shareholders. The Adviser cannot determine in advance how quickly this will occur or at what asset level the Fund will choose to close.

High Management Fee – The Fund’s management fee is higher than the fees charged to manage most other mutual funds. The Adviser believes that the fee is reasonable in relation to the operationally intensive and highly complex strategies used in managing the Fund’s assets.

Other Portfolio Management Activities of the Adviser – The Adviser also serves as managing member and portfolio manager to two private investment companies and investment adviser to the TFS Hedged Futures Fund. The objectives and strategies used in these private investment companies may be similar to the objectives and strategies utilized by the Funds. As a result, there is the potential for conflicts of interest to arise. To avoid

29

conflicts of interest, the Adviser has implemented policies and procedures to ensure no client is advantaged or disadvantaged over another. Primarily, the Adviser uses an average pricing procedure for positions in the same security executed on behalf of multiple clients. In addition, certain limited investment opportunities are allocated pro rata among clients according to client order size.

Cybersecurity Risk – Intentional cybersecurity breaches include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Adviser or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the Fund’s investments to lose value.

Temporary Defensive Positions – From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds, repurchase agreements, certificates of deposit or high-quality commercial paper. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

30

FUND MANAGEMENT

The Investment Adviser

TFS Capital LLC, 10 N. High Street, Suite 500, West Chester, Pennsylvania 19380, serves as the investment adviser to the Funds. Kevin J. Gates, Richard J. Gates, and Eric S. Newman are Principals of TFS and each serves on the Portfolio Management Committee that is responsible for managing the investments of the Funds. Mr. Newman also serves as President of the Trust and Messrs. Gates and Gates serve as Vice Presidents to the Trust. Mr. Larry S. Eiben and Messrs. Gates and Gates formed TFS in October of 1997. Mr. Eiben also serves as a Trustee of the Trust. Mr. David S. Hall also serves on the Portfolio Management Committee. The Portfolio Management Committee also manages two private investment companies and the TFS Hedged Futures Fund, an open-end mutual fund. Kevin J. Gates and Richard J. Gates are brothers.

The Market Neutral Fund pays TFS an investment advisory fee computed at the annual rate of 1.65% of the average daily net assets of the Fund. The total advisory fees paid to TFS by the Market Neutral Fund for the fiscal year ended October 31, 2015 , after advisory fee reductions, was equal to 1.59% of the Fund’s average daily net assets.

The Small Cap Fund pays TFS an investment advisory fee computed at the annual rate of 1.15% of the average daily net assets of the Fund. The total advisory fees paid to TFS by the Small Cap Fund for the fiscal year ended October 31, 2015 , after advisory fee reductions, was equal to 0.97% of the Fund’s average daily net assets.

TFS has agreed (for the life of the Funds) to reduce its investment advisory fees and to absorb a Fund’s expenses to the extent necessary to limit aggregate annual ordinary operating expenses to 1.90% of the Market Neutral Fund’s average daily net assets and 1.50% of the Small Cap Fund’s average daily net assets. Any such fee reductions by TFS, or payments by TFS of expenses which are a Fund’s obligation, are subject to repayment by the applicable Fund, provided that the repayment does not cause ordinary operating expenses to exceed the 1.90% limit for the Market Neutral Fund or the 1.50% limit for the Small Cap Fund, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. This agreement may be terminated by either the Funds or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (2) the agreement will terminate automatically as to a Fund if, and when, the Adviser ceases to serve as investment adviser of the Fund.

A discussion regarding the basis for the Board of Trustees’ most recent approval of each Fund’s investment advisory contract with TFS is available in the Funds’ annual report for the fiscal year ended October 31, 2015 .

31

Portfolio Management Committee

The Adviser employs a team of investment professionals to manage the Funds’ investments. The members of the Portfolio Management Committee are:

Name	Responsible For	Business Experience during the past 5 years
Kevin J. Gates	Research	He has performed these functions since 1997.
Richard J. Gates	Research, General Operations and Trade Execution	He has performed these functions since 1997.
Eric S. Newman	Research and Quantitative Analysis	He has performed these functions since 2003.
David S. Hall	Research and Quantitative Analysis	Prior to being named Co-Portfolio Manager as of March 1, 2015, he was a senior analyst at the Adviser since 2014. Prior to 2014, he owned Q46 Inc., a quantitative analysis consulting firm, since 2010.

The Funds’ Statement of Additional Information (“SAI”) contains additional information about the members of the Portfolio Management Committee, including the basis for their compensation, other accounts managed by them, and their ownership of Fund shares.

The Administrator

Ultimus Fund Solutions, LLC (referred to as “Ultimus” or the “Transfer Agent”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Funds, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The SAI has more detailed information about TFS, Ultimus and other service providers to the Funds.

32

HOW THE FUNDS VALUE THEIR SHARES

The net asset value (“NAV”) of each Fund’s shares is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business. To calculate a Fund’s NAV, its assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. For purposes of computing the NAV of a Fund, securities are valued as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices on the NYSE or other primary exchange. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices as reported by NASDAQ. Option contracts are valued at the closing price as quoted on the exchanges on which they are primarily traded. If no closing price is readily available at the time of valuation, the option will be valued at the closing bid price for that day. Futures contracts that trade on exchanges that close at 4:00 p.m. Eastern time are valued at their closing price as quoted on their primary exchange. Futures contracts that trade on exchanges that close before 4:00 p.m. Eastern time are valued at their last sale price as of the close of regular trading on their primary exchange. Futures contracts that trade on exchanges that close after 4:00 p.m. Eastern time are valued at their last sale price on their primary exchange as of the close of the NYSE. If no closing price is readily available at the time of valuation, the futures contract will be valued at the closing bid price for that day as reported by the primary exchange. Prices for these futures contracts are monitored daily by the Adviser until 4:00 p.m. Eastern time to determine if fair valuation is required.

Fixed income securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees. The independent pricing service will employ methodologies that it believes are appropriate, including actual market transactions, broker-dealer supplied valuations, matrix pricing, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees. A Fund also may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. When fair value pricing is used, the prices of the securities used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

If a Fund holds securities listed primarily on a foreign exchange that trades on days on which the Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

33

With respect to any portion of a Fund’s assets that are invested in one or more open-end registered management investment companies (known as RICs), the Fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain in their prospectus the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

HOW TO BUY SHARES

The Funds are no-load. This means that shares may be purchased without imposition of a sales charge. Shares of each Fund are available for purchase every day the NYSE is open for business at the Fund’s NAV next calculated after receipt of a purchase order in proper form. Purchase orders must be received prior to 4:00 p.m., Eastern time. Each Fund reserves the right to reject any purchase request. Shareholders who purchase and redeem shares through a broker or other financial institution may be charged a fee by such broker or financial institution.

The Transfer Agent mails you confirmations of all purchases, redemptions, or exchanges of Fund shares unless the shares are purchased through a broker or financial institution. If shares are purchased in this manner, transaction confirmations are generally the responsibility of such broker or financial institution. Certificates representing shares are not issued.

Minimum Initial Investment Requirement

The minimum initial investment in each Fund is $5,000 for all types of accounts. The minimum investment requirement may be waived or reduced for any reason at the discretion of the Adviser.

Opening an Account

Shares may be purchased directly through the Transfer Agent or through a third-party broker provided that the Funds are available for distribution on the broker’s platform.

Purchasing Through the Funds’ Transfer Agent

The first step to opening an account directly with the Transfer Agent is to complete the appropriate account application. Applications vary depending on the account type (e.g., personal taxable account, IRA, SEP-IRA, etc.). You should contact the Transfer Agent to ensure that you have the required paperwork.

Upon completing the required paperwork, an account may be funded by check or bank wire, as follows:

By Check

Mail the account application, along with a check payable to the “TFS (insert fund name) Fund” to the Transfer Agent at the following address:

TFS Capital Investment Trust
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

34

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Funds do not accept cash, credit card checks, drafts, “starter” checks, post-dated checks, third-party checks, traveler’s checks, cashiers checks under $10,000, or money orders. A fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to your total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post your transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

When shares are purchased by check and you decide to redeem shares very soon after your purchase, the proceeds from the redemption of those shares will not be made available to you until the Fund collects payment for your purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. In the event the Fund cannot recover these losses or fees from the investor, a determination will be made by Fund management as to who bears the costs. It is possible that the Fund (i.e., shareholders) could pay these costs.

By Bank Wire

Once an account application is submitted and accepted, an account number is created. The account number can then be used to process a wire transfer into the account. Call the Funds at 1-888-534-2001 to obtain the necessary information to instruct your financial institution to wire transfer your investment.

The Funds require advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Funds. An order is considered received when the Transfer Agent receives payment in proper form. However, the completed account application must be received and approved by the Transfer Agent before the wire payment is made. Your financial institution may charge a fee for wiring funds.

To expedite the establishment of a new account, the Transfer Agent may accept, at its discretion, a facsimile copy of the required account application. Upon receipt of such application, the Transfer Agent may assign an account number to be used for wiring purposes. The Transfer Agent will require that the original application with signature be mailed to the Transfer Agent.

If you have any questions, please call the Transfer Agent at 1-888-534-2001. A representative will assist you.

35

Purchasing Through Your Broker or Financial Institution

Shares of the Funds may be purchased through brokerage firms or financial institutions. These organizations may or may not be authorized to accept purchase orders on behalf of the Funds. If you are purchasing shares through an approved brokerage firm or financial institution, the Fund will process your order at the next determined NAV after your order is received by such organization in proper form. Approved organizations are authorized to designate other intermediaries to receive purchase orders on the Funds’ behalf. Orders will be deemed to have been received by the Funds when such authorized broker, or broker-authorized designee, accepts the purchase order . If your brokerage firm or financial institution has not been authorized by the Funds to accept orders on their behalf, you may be required to submit your purchase order at an earlier time during the day in order for your purchase order to be forwarded to the Transfer Agent prior to the 4:00 p.m. Eastern time close. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Transfer Agent. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Subsequent Investments

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100. Additional purchases may be made:

●

By sending a check, made payable to the “TFS (insert fund name) Fund”, to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The shareholder will be responsible for any fees incurred or losses suffered by a Fund as a result of any check returned for insufficient funds. Please include your account number in the ‘memo’ section of the check.

●

By wire transfer to your Fund account as described above under “Purchasing Through the Funds’ Transfer Agent – By Bank Wire.” Shareholders should notify the Transfer Agent by calling 1-888-534-2001 before wiring funds.

●	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans

You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Funds. Please call 1-888-534-2001 for more information.

36

Exchanges

Shares of the Funds and shares of TFS Hedged Futures Fund may be exchanged for each other. Before making an exchange into TFS Hedged Futures Fund, you should obtain and read the Fund’s prospectus. No transaction fees or redemption fees are charged on exchanges between the Funds by the Transfer Agent. Each Fund reserves the right to reject exchanges for any reason.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Funds’ account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), consider requesting your exchange by mail. An exchange will be effected at the next determined NAV after receipt of a request by the Transfer Agent.

Exchanges are subject to the applicable minimum initial investment requirements, and may only be made for shares then offered for sale in your state of residence. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days’ prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss.

Important Information about Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the

37

account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Funds will not be responsible for any loss incurred due to the Funds’ inability to verify your identity.

HOW TO REDEEM SHARES

Shares of each Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone. Redemption orders must be received in “proper form” prior to 4:00 p.m., Eastern time in order to receive that day’s NAV.

By Mail. You may redeem shares by mailing a written request to TFS Capital Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. To be considered in “proper form,” written requests must state the shareholder’s name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

Signatures. You will need to have your signature guaranteed in certain situations, such as:

●	if the shares redeemed have a value of more than $50,000;

●	if the payment of redemption proceeds (of any amount) are to be sent to any person, address or bank account not on record with the Funds;

●	if the redemption is requested within 15 days of a name or address change to your account;

●	if you are adding or changing wire instructions, telephone redemption options or any other election in connection with your account; or

●	if you are transferring your shares to another account with a different registration (name or ownership) from yours.

A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of the STAMP Medallion program are subject to dollar limitations which must be considered when requesting their guarantee. A Fund may reject any signature guaranteed transaction if it believes the transaction would otherwise be improper. The Funds and the Transfer Agent reserve the right to require signature guarantees on all redemptions.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

38

By Telephone. You may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-888-534-2001. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-888-534-2001.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Funds. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee of $15 for outgoing wires.

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent and the Transfer Agent believes the telephone instructions to be genuine, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution

You may also redeem shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the NAV next determined after your order is received by such organization in proper form. The NAV is normally determined as of 4:00 p.m., Eastern time. If your brokerage firm or financial institution has not been authorized by the Funds to accept orders on their behalf, you may be required to submit your redemption request at an earlier time during the day in order for your redemption to be forwarded to the Transfer Agent prior to the 4:00 p.m. Eastern time close. These organizations may be authorized to designate other intermediaries to act in this capacity. Orders will be deemed to have been received by the Funds when the authorized broker, or broker-authorized designee, receives the redemption order. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. Be sure to read the organization’s program materials closely to ensure proper handling of your orders.

39

Receiving Payment

The Funds normally make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, as provided by the rules of the Securities and Exchange Commission, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A wire redemption normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Minimum Account Balance

The Funds may redeem shares in an account without prior approval of the shareholder, and pay the proceeds to the shareholder, if the value of the shareholder’s account falls below $5,000 due to shareholder redemptions. This does not apply, however, if the account value falls below the minimum solely because of a decline in a Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account requirement.

Automatic Withdrawal Plan

If the shares in your account have a value of at least $10,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-888-534-2001 for additional information.

Redemptions in Kind

The Funds reserve the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” However, each Fund has committed to pay in cash all redemption requests limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of its net assets at the beginning of such period. If you receive a redemption in kind it will consist of liquid securities equal in market value to your Fund shares. When you convert these securities to cash, you will pay brokerage charges. Until you sell these securities, you are subject to market risk.

Frequent Trading Policies

Frequent purchases and redemptions (“Frequent Trading”) of a Fund’s shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. When monitoring shareholder purchases and redemptions, the Funds do not apply a quantitative definition to Frequent Trading. Instead, the Funds use a subjective approach which in itself could lead to inconsistent application of the Funds’ Frequent Trading policies and may result in Frequent Trading of a Fund’s shares.

40

In its efforts to curb Frequent Trading in the Funds, the Board of Trustees has taken the following actions:

●

Reserving the right of the Funds to reject any purchase order for any reason or no reason, including purchase orders from potential investors that a Fund believes might engage in frequent purchases and redemptions of Fund shares. The right to reject an order applies to any order, including an order placed by financial intermediaries; and

●	Reserving the right to limit the number of exchanges between the Funds.

The Funds do not accommodate frequent purchases or redemptions of their shares.

When financial institutions establish omnibus accounts in the Funds for their clients, the Funds’ service providers along with the Trust’s Chief Compliance Officer review trading activity at the omnibus account level, and look for activity that may indicate potential Frequent Trading or market timing. If the Funds detect suspicious trading activity, the Funds will seek the assistance of the financial institution to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the financial institution and/or its client. Each financial institution that offers Fund shares through an omnibus account has entered into an information sharing agreement with the Funds designed to assist the Funds in stopping Frequent Trading. Financial institutions may apply Frequent Trading policies that differ from those described in this Prospectus. If you invest through a financial institution, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Funds have taken steps to discourage Frequent Trading of their shares, the Funds cannot guarantee that such trading will not occur.

41

DISTRIBUTIONS AND FEDERAL TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Funds.

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Distributions of income dividends and capital gains will be automatically reinvested in additional shares of the Funds unless you elect to receive them in cash. The Funds’ distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

Each Fund has qualified and intends to continue to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and capital gains that it distributes to its shareholders. Each Fund intends to distribute its income and capital gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

A Fund will pass on to shareholders substantially all of its net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.

The American Taxpayer Relief Act of 2012 extended certain tax rates except those that applied to individual taxpayers with taxable incomes above $415,050 ($466,950 for married taxpayers, $441,000 for heads of households). Taxpayers that are not in the new highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and qualified dividends. For taxpayers in the new highest tax bracket, the maximum tax rate on long-term capital gains and qualified dividends will be 20%.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income includes dividends paid by a Fund and capital gains from any sale or exchange of Fund shares.

A Fund’s transactions in futures contracts are subject to special tax rules. These rules and the rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for tax-deferred accounts and tax-exempt investors, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

42

You will be notified by February 15th of each year about the federal tax status of distributions made by the Funds during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Funds to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the Internal Revenue Service (IRS) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under the applicable regulations, mutual funds are required to select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, the shareholder must contact the Funds at the time of or in advance of the redemption of Covered Shares. IRS regulations do not permit the change of a cost basis election on previously executed trades. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the redemption of any non-covered mutual fund shares. Non-covered shares will be redeemed first unless otherwise specified.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Funds.

43

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The Financial Highlights for the fiscal years ended October 31, 2015 , 2014 and October 31, 2013 have been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request at no charge by calling the Funds at 1-888-534-2001 or by download at www.tfscapital.com. Information for periods ended prior to October 31, 2013 was audited by other independent auditors.

TFS Market Neutral Fund

Per share data for a share outstanding throughout each year:	Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net asset value at beginning of year	$15.45		$16.19		$15.23	$14.41	$15.80

Income (loss) from investment operations:
Net investment loss	(0.95)		(1.57)		(1.25)	(0.99)	(0.83)
Net realized and unrealized gains on investments	1.70		1.49		2.21	2.05	0.93
Total from investment operations	0.75		(0.08)		0.96	1.06	0.10

Less distributions:
Distributions from net realized gains from security transactions	(0.60)		(0.66)		—	(0.24)	(1.49)

Proceeds from redemption fees collected	—		0.00	(a)	0.00 (a)	0.00 (a)	0.00	(a)

Net asset value at end of year	$15.60		$15.45		$16.19	$15.23	$14.41

Total return (b)	4.99%		(0.50%)		6.30%	7.48%	0.43%

Ratios and supplemental data:
Net assets at end of year (000’s)	$785,066		$769,182		$1,582,797	$1,789,303	$1,762,265

Ratio of total expenses to average net assets	7.71%		8.44%		8.67%	8.63%	8.10%

Ratio of net expenses to average net assets	7.65	%(c)	8.43	%(c)	8.67%	8.63%	8.12	%(d)

Ratio of net expenses to average net assets excluding dividend expense (e)	6.92	%(c)	7.53	%(c)	7.59%	7.75%	7.38	%(d)

Ratio of net expenses to average net assets excluding dividend expense, borrowing costs and brokerage expense on securities sold short (e)	1.90	%(c)(f)	2.02	%(c)(f)	2.41%	2.42%	2.47	%(d)

Ratio of net investment loss to average net assets	(6.55	%)(c)	(7.17	%)(c)	(6.67%)	(6.73%)	(6.56	%)(d)

Portfolio turnover rate	795%		669%		552%	607%	751%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee reductions.
(d)	Includes recoupment by the Adviser of prior years’ advisory fee reductions and expense reimbursements.
(e)

Dividend expense, borrowing costs and brokerage expense on securities sold short totaled 5.75%, 6.41%, 6.26%, 6.21% and 5.65% of average net assets for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(f)

Effective January 1, 2014, the Advisor reduced its advisory fee from 2.25% to 1.65% of average daily net assets and agreed to further reduce its advisory fees and to absorb the Fund’s operating expenses to the extent necessary to limit aggregate annual operating expenses (which do not include brokerage costs, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and extraordinary expenses) to 1.90% of average daily net assets.

44

TFS Small Cap Fund

Per share data for a share outstanding throughout each year:	Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013	Year Ended October 31, 2012		Year Ended October 31, 2011
Net asset value at beginning of year	$13.93		$15.87		$13.56	$12.07		$11.98

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.04)		0.02	(0.00	)(a)	(0.04)
Net realized and unrealized gains on investments	0.12		1.40		4.92	1.52		0.87
Total from investment operations	0.09		1.36		4.94	1.52		0.83

Less distributions:
Distributions from net investment income	—		—		(0.07)	—		—
Distributions from net realized gains from security transactions	(0.93)		(3.30)		(2.56)	(0.03)		(0.74)
Total distributions	(0.93)		(3.30)		(2.63)	(0.03)		(0.74)

Proceeds from redemption fees collected	—		0.00	(a)	0.00 (a)	0.00	(a)	0.00 (a)

Net asset value at end of year	$13.09		$13.93		$15.87	$13.56		$12.07

Total return (b)	0.51%		9.50%		44.15%	12.62%		6.68%

Ratios and supplemental data:
Net assets at end of year (000’s)	$98,139		$97,776		$80,989	$50,073		$51,274

Ratio of total expenses to average net assets	1.68%		1.61%		1.80%	1.95%		1.82%

Ratio of net expenses to average net assets (c)	1.50	%(d)	1.54	%(d)	1.75%	1.75%		1.69%

Ratio of net investment income (loss) to average net assets (c)	(0.23%)		(0.36%)		0.06%	(0.03%)		(0.31%)

Portfolio turnover rate	639%		579%		601%	557%		525%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee reductions.
(d)

Effective January 1, 2014, the Advisor reduced its advisory fee from 1.25% to 1.15% of average daily net assets and agreed to further reduce its advisory fees and to absorb the Fund’s operating expenses to the extent necessary to limit aggregate annual operating expenses (which do not include brokerage costs, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and extraordinary expenses) to 1.50% of average daily net assets.

45

PRIVACY NOTICE
FACTS	WHAT DOES THE TFS CAPITAL INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪    Social Security number
▪    Assets
▪    Retirement Assets
▪    Transaction History
▪    Checking Account Information
▪    Purchase History
▪    Account Balances
▪    Account Transactions
▪    Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the TFS Capital Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the TFS Capital Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-534-2001

Who we are
Who is providing this notice?	TFS Capital Investment Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the TFS Capital Investment Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the TFS Capital Investment Trust collect my personal information?
We collect your personal information, for example, when you
▪    Open an account
▪    Provide account information
▪    Give us your contact information
▪    Make deposits or withdrawals from your account
▪    Make a wire transfer
▪    Tell us where to send the money
▪    Tell us who receives the money
▪    Show your government-issued ID
▪    Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪    Affiliates from using your information to market to you
▪    Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪    TFS Capital LLC, the investment adviser to the TFS Capital Investment Trust, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The TFS Capital Investment Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The TFS Capital Investment Trust does not jointly market.

FOR MORE INFORMATION

The Statement of Additional Information (SAI) provides more detailed information about each Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. This Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of a Fund. The Funds may make changes to this information from time to time.  Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived. The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Funds. Shareholders are not parties to, or third party beneficiaries of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

Additional information about the Funds’ investments is available in the annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and strategies that significantly affected each Fund’s performance during its last fiscal year.

You may request copies of these materials and other information, without charge, or make inquiries to the Funds by writing to Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, Ohio 45246-0707. You may also call toll-free:

1-888-534-2001

The Funds’ SAI, annual and semiannual reports are also available, free of charge, at the Adviser’s website at www.tfscapital.com/products/mutual-funds. You may also contact the Adviser through its web site at www.tfscapital.com/contact/.

Only one copy of a Summary Prospectus, Prospectus or an annual or semiannual report will be sent to each household address. This process, know as “Householding,” is used for most required mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Summary Prospectus, Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520, or by sending your request electronically to the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-21531

PROSPECTUS

March 1, 2016

For more information or assistance in opening an account,
please call toll-free 1-888-534-2001.

This prospectus has information about the Fund that you should know before you invest. The Fund may not be suitable for all investors. Consequently, prospective investors should thoroughly review this prospectus, including all risks and considerations, before making an investment. In addition, this document should be kept with your investment records.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. It is a criminal offense to state otherwise.

Risk/Return Summary	3
Investment Objective, Investment Strategies, Related Risks and Other Considerations	16
Fund Management	26
How the Fund Values Its Shares	28
How to Buy Shares	29
How to Redeem Shares	34
Distributions and Federal Taxes	38
Financial Highlights	39
Privacy Notice	41
For More Information	Back Cover

2

RISK/RETURN SUMMARY

TFS HEDGED FUTURES FUND

INVESTMENT OBJECTIVE

TFS HEDGED FUTURES FUND (the “Fund”) seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%
Distribution (12b-1) Fees	None
Acquired Fund Fees and Expenses	0.11%
Other Expenses	1.40%
Total Annual Fund Operating Expenses	3.01%
Less Management Fee Reductions(1)	1.09%
Total Annual Fund Operating Expenses after Management Fee Reductions	1.92%

(1)

TFS Capital LLC (the “Adviser”) has contractually agreed to reduce Management Fees and to absorb the Fund’s other operating expenses (for the life of the Fund) to the extent necessary to limit annual ordinary operating expenses to an amount not exceeding 1.80% of the Fund’s average daily net assets. Management Fee reductions and expenses absorbed by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the ordinary operating expenses of the Fund to exceed the 1.80% limit. Ordinary operating expenses include all Fund expenses except brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund Fees and Expenses and extraordinary expenses. The Adviser’s right to receive repayment of any Management Fee reductions and/or expense reimbursements terminates if the Adviser ceases to serve as investment adviser to the Fund. This agreement may be terminated by either the Fund or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (2) the agreement will terminate automatically as to the Fund if, and when, the Adviser ceases to serve as investment adviser of the Fund.

3

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the Annual Fund Operating Expenses  table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$195	$603	$1,037	$2,243

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate as calculated in accordance with industry practice was 0% of the average value of its portfolio. Derivative instruments (including futures contracts) and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate, which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would have a high portfolio turnover rate (typically greater than 500% see “High Portfolio Turnover Risk”)).

PRINCIPAL INVESTMENT STRATEGIES

Techniques for Generating Capital Appreciation – TFS Capital LLC (“TFS” or the “Adviser”) seeks to generate capital appreciation for the Fund by primarily entering into both long and short positions in futures contracts. The Fund will invest in these instruments directly or indirectly by investing in the Subsidiary (as described below) that invests in those instruments. This universe of instruments in which the Fund invests is subject to change under varying market conditions and as these instruments evolve over time.

The Adviser will generally enter into positions based on the output of its proprietary models (see “Quantitative Investment Models” below). The majority of these models utilize information derived from the term structure of the futures contracts. That is, the model evaluates the differences in price for delivery of the same underlying futures contract at different delivery dates. The Adviser may enter into long and short positions in any type of futures contract and may invest without geographic limitations, including in emerging markets. The Adviser uses a combination of long and short positions to attempt to minimize exposure to the underlying category.

4

The Adviser generally expects the Fund’s investments in futures contracts to be allocated across the major categories of futures contracts (e.g., commodities, currencies, fixed income and equities), but its investments are not limited to these categories. The Fund may overweight certain categories compared to others because the Adviser seeks best investment opportunities regardless of category. The Fund has invested, from time to time, in forward contracts. If the Adviser determines that the Fund will invest in forward contracts again, it is expected that such forward contracts would be primarily or exclusively in non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate, with respect to an agreed notional amount.

The Fund is non-diversified and will typically hold a greater percentage of its assets in a particular position than a diversified fund.

Use of Leverage – The Fund’s use of futures contracts, forward contracts and certain other instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value (“NAV”) to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific category through an instrument providing leveraged exposure to the category and that instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

When developing quantitative strategies, the Adviser considers the gross notional value of the contracts it selects. Generally, the gross notional value of the contracts held by the Fund will not exceed 250% of its assets.

Portfolio Construction – The Adviser will structure the Fund’s portfolio in an effort to strategically manage risk and volatility. More specifically, the Adviser will generally select long and short positions (or other positions that the Adviser believes will be highly correlated) that are, in part, chosen in an effort to hedge each other and thereby reduce market risks. Despite an intention to hedge some market risk, the Fund may still have concentrated exposure. The Adviser expects to maintain a combination of long and short contracts in the Fund. Although the Adviser generally intends to follow these operating guidelines it may deviate from them in an effort to achieve the Fund’s investment objective.

When taking into account the derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 500%).

5

Collateral – In addition to complying with any collateral requirements set by brokers, the Fund will maintain a segregated account with its custodian of cash or high-grade securities to collateralize its derivative positions as required by current Securities and Exchange Commission (“SEC”) or staff interpretations. As a result, the Fund will typically maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and money market funds) for collateral needs. The Fund will modify its asset segregation policies as necessary to ensure compliance with any changes in the positions taken by the SEC or its staff.

Types of Securities Utilized – Other than the cash and liquid assets held for collateral purposes, the Fund will primarily invest in futures contracts from global developed and emerging markets including, but not limited to, equity index or other financial futures and commodity futures. These are referred to as “derivative” instruments because their values are based on (“derived from”) the value of an underlying asset, reference rate, index or some other variable. The Fund has invested in NDFs in the past and the Adviser may determine to invest the Fund’s assets in NDFs again.

Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund may enter into forward foreign currency contracts to buy or sell a country’s currency at a specific price on a specific date for a specific exchange rate on a given day.

The Fund intends to invest in these instruments directly and indirectly through a wholly-owned Subsidiary, as described below. Certain of the Fund’s derivative investments may be traded in the over-the-counter market. NDFs in which the Fund has invested are considered swap agreements. Although it has not done so historically, the Adviser may determine to enter into other types of swap agreements including, but not limited to, interest rate swaps, cross currency swaps, commodity swaps, total return swaps and credit default swaps. Swap transactions are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future (which may extend beyond a year).

Quantitative Investment Models – The Adviser utilizes a quantitative and objective investment decision-making process to select individual contracts for the Fund. The Adviser has developed proprietary models that are intended to predict future performance of individual contracts. These models were developed through extensive historical analysis of potential predictive factors. Once an investment opportunity is identified, the Adviser will purchase long contracts that it expects to rise in value and will sell short contracts that it expects to fall in value or it may purchase long contracts that it expects to outperform its short contracts. The size of the position will vary depending upon the Adviser’s determination of investment merit and associated risk of such investment. The models utilized by the Adviser may include fundamental or technical factors, including term structure, trade data across various markets and price movements. While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate.

6

Investments in Subsidiary – The Fund intends to purchase securities through a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The purpose of the Subsidiary is to provide exposure to the commodity futures market which otherwise may not be possible in a mutual fund structure. By investing in commodity-linked financial instruments indirectly through the Subsidiary, the Fund will obtain exposure to the commodities market within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Subchapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). If the Fund invested directly in commodity-linked derivatives (i.e. not through the Subsidiary) the income from these investments may not be treated as qualifying income” for purposes of the 90% income requirement. The Fund expects to rely on an opinion of its counsel, Sullivan & Worcester, LLP, as to whether income from the Fund’s investment in the Subsidiary will constitute “qualifying income” for purposes of Subchapter M.

The Subsidiary will invest primarily (long and short) in commodity futures contracts, but is not limited to commodity futures contracts. The Subsidiary’s investments in commodities may include futures contracts on butter, cocoa, coffee, copper, corn, cotton, crude oil, ethanol, feeder cattle, gold, heating oil, Kansas wheat, lean hogs, live cattle, lumber, natural gas, oats, orange juice, palladium, platinum, reformulated blendstock gas, rough rice, silver, soybean meal, soybean oil, soybeans, Spring wheat, sugar and wheat, but may also include other commodities. The Adviser will consider whether it is more advantageous to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would in turn purchase and hold commodity futures contracts. As a result, the level of the Fund’s investments in its Subsidiary will vary based on the Adviser’s use of certain securities whose income may not be treated as qualifying income for purposes of the 90% income requirement.

The Fund will limit its investment in the Subsidiary to 25% of its assets, but because commodity futures contracts held in the Subsidiary have the effect of economic leverage, the gross notional value of those contracts will generally exceed 25% of the Fund’s assets.

Because the Fund may invest a substantial portion of its assets (up to 25% of its total assets) in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund in this Prospectus may also include the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures as the Fund. To the extent the Subsidiary invests in derivative instruments, it will comply with the same asset coverage requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. The Fund is and will continue to be the sole shareholder of the Subsidiary.

7

PRINCIPAL RISKS

An investment in the Fund carries risk and, if you invest in the Fund, you may lose money. The investment strategies used by the Fund are highly speculative and involve a high degree of risk. Below are the principal risks of an investment in the Fund.

Asset Segregation Risk – As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to the derivatives in which it invests. Accordingly, the Fund and the Subsidiary will typically maintain a substantial amount of their assets in cash and cash equivalents as required under SEC rules.

In the case of futures and forward contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures and forward contracts that do cash settle (including NDFs), however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of a Fund’s investment in such investments) even if they are covered.

Commodities Risk – The value of commodity investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs and international, political and regulatory developments. Exposure to commodities and commodity markets may subject the Fund to greater volatility than investments in traditional securities.

Counterparty Credit Risk – Certain derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange, including certain foreign currency forward contracts, NDFs and other swap agreements. Rather, these instruments are traded between counterparties based on contractual relationships. In these types of transactions, the counterparty represents the other party involved in a financial transaction with the Fund. As a result, to the extent the Fund engages in these types of transactions, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Adviser to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction, or many transactions in place with that same counterparty, as a result. The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position.

8

Derivatives Risk – The use of derivative instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling stocks. If the Adviser uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.

Emerging Market Risk – An investment in emerging market securities exposes the Fund to greater foreign investment risks. See “Foreign Investing Risks” for additional information.

Foreign Currency Risk – The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. Trading of foreign currencies also includes the risk of clearing and settling trades, which may be difficult in volatile markets.

Foreign Investing Risk – Foreign markets can be volatile and prices can change drastically. Foreign investments may be adversely affected by governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets or imposition of higher taxes. Investments in foreign securities involve risks resulting from differences in regulations to which U.S. and foreign markets are subject. These risks include differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights and greater transaction costs. The foregoing risks are more pronounced in investments in securities of issuers that are located in or have substantial operations in emerging market countries because such countries tend to develop sporadically and the securities may have lower trading volumes and less liquidity than developed markets.

Forward and Futures Contract Risk – The successful use of forward and futures contracts depends upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including:

●	imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract;

●	possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;

●	losses caused by unanticipated market movement, which are potentially unlimited;

●	the Adviser’s inability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors;

●	with respect to non-exchange traded instruments, the possibility that a counterparty will default in the performance of its obligations;

9

●

the possibility that the Fund may have insufficient cash and have to sell securities from its portfolio to meet the daily variation margin requirements at a time when it may be disadvantageous to do so;

●	the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and

●

possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future).

Geographic Risk – To the extent the Fund invests a significant portion of its assets in any one country, the Fund will be subject to greater risk of loss or volatility than if the Fund maintained wide geographic diversity. Investing in any one country makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

Hedging Risk – The success of the Fund’s hedging strategies will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the instruments being hedged. The use of hedging strategies will not eliminate all risks associated with the Fund’s portfolio. Hedging strategies can entail significant transactional costs for the Fund.

High Portfolio Turnover Risk – Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. The Fund’s investment strategies are expected to involve frequent trading which leads to increased transactional costs and may result in the realization of capital gains. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of investment performance. When taking into account derivative instruments, including futures contracts, and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and, if these instruments were included in the calculation, a high portfolio turnover rate (typically greater than 500%). (See, “Portfolio Turnover”)

Investment Model and Computer Software Risk – The Adviser relies heavily on quantitative investment models to assist with security selection. Given this investment process and the high rate of trading in the Fund’s portfolio, the Adviser seeks opportunities to gain efficiencies by automating the investment process. That is, the Adviser creates and uses proprietary software that can automatically gather the data required for analysis, quantitatively evaluate securities as needed for portfolio rebalancing and execute the trades on behalf of the Fund. The Adviser’s extensive use of its quantitative models and proprietary software presents certain additional risks. Specifically, the Adviser cannot guarantee that the data used in the models will be accurate or complete. Moreover, the computer software, whether proprietary or obtained from third-parties, may fail or may have errors that go undetected by the Adviser. If issues are present in the data used by the Adviser or if there are errors in the computer software used by the Adviser, there may be adverse impacts to the Fund, including a decline in the Fund’s net asset value. The Fund is at risk for any adverse financial impacts resulting from deficiencies in the Adviser’s quantitative investment process.

10

Leveraging Risk – Certain transactions the Fund may undertake, including futures contracts, may give rise to a form of leverage. Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein.

Management Risk – The Fund’s strategy is dependent on the Adviser’s ability to develop and maintain security selection and trading models that successfully identify and execute the Fund’s investments. If the Adviser is unsuccessful, the Fund could experience losses.

Margin Risk – The Fund may hold securities that are subject to collateral requirements at various executing brokers. These collateral requirements may change at the discretion of the brokers, the exchanges through which the securities are traded or through regulatory requirements. Changes to collateral requirements, especially emergency adjustments that are done in response to market volatility, may force the Fund to sell certain securities on short notice for non-investment related reasons. If the Fund is forced to sell securities over a short period of time it may result in unfavorable execution prices and unfavorable investment results.

Market Risk – The risk of losing money due to general market movements is called market risk. Factors such as domestic and foreign economic growth and market conditions, interest rates and political events may affect the securities and derivatives markets. Markets can be extremely volatile and tend to move in cycles with periods of falling and rising prices.

Non-Deliverable Forwards Risk – Although NDFs are similar to forward foreign currency exchange contracts, NDFs do not require physical delivery of the currency on the settlement date. NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuation in foreign currency and the risk that the counterparty will fail to fulfill its obligations. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Non-Diversification Risk – Because the Fund typically invests a relatively high percentage of its assets in a limited number of positions, the Fund’s performance will be more vulnerable to changes in the market value of a single position and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Quantitative Strategy Risk – The quantitative models used by the Adviser may be similar to the models used by other quantitative managers. To the extent that they are similar, the Fund’s price movements may have a high degree of correlation to other quantitative funds. This potential portfolio overlap with other quantitative funds could lead to periods of high volatility, especially in the event that other managers choose to rapidly sell securities or close short positions.

11

Regulatory Risk – New rules, regulations and/or emergency orders may be adopted by the Federal government that may place limits on the Fund’s ability to fully implement its stated investment strategies. Depending on the nature and extent of the regulatory action, the Fund might be required to significantly alter its investment strategies.

Sector/Category Risk – To the extent the Fund invests a significant portion of its assets in any one sector or category of futures contract, the Fund will be subject to greater risk of loss or volatility than if the Fund maintained wide sector diversity. Sector concentration exposes the Fund to the risk that if a negative event impacts an entire sector the price of the Fund’s securities in that sector will likely fall in price.

Short Sale Risk – The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument is the commitment to sell a security at a specified price at a specified time in the future and involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Therefore, short selling subjects the Fund to the potential for unlimited losses.

Taxation Risk – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To do so the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund may invest is not considered qualifying income. The Fund will therefore restrict its direct investment in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.

The Fund’s investment in the Subsidiary (see below) is expected to provide the Fund with the majority of its exposure to the commodities markets. The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund will constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments in such commodities will be passed through to the Fund as ordinary income, which will be taxed at less favorable rates than capital gains.

Changes in the tax laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Subsidiary and the Fund and its shareholders.

Transaction Cost Risk – Transaction costs refer to the charges that are associated with buying and selling securities for the Fund. As a result of the Fund’s expected high rate of trading, the Fund may incur higher brokerage and custody charges than those associated with an average equity fund. These transaction costs increase the cost of your investment in the Fund.

Volatility Risk – The Fund’s use of futures contracts and certain other derivatives for the purpose of increasing the Fund’s long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and therefore amplify the effect of market volatility on the Fund’s share price. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

12

Wholly-Owned Subsidiary Risk – The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for each full calendar year over the lifetime of the Fund. The performance table shows how the Fund’s average annual total returns for 1 year and since inception periods compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. All performance information shown reflects fee reductions and expense reimbursements by the Adviser; without such fee reductions and expense reimbursements, returns would be less than those shown. Updated performance information, current through the most recent month end, is available at www.tfscapital.com/products/mutual-funds/tfs-hedged-futures or by calling 1-888-534-2001.

ANNUAL TOTAL RETURNS

During the period shown in the bar chart, the highest return for a quarter was 8.60% during the quarter ended March 31, 2012 and the lowest return for a quarter was -3.23% during the quarter ended September 30, 2014.

13

Average Annual Total Returns for Periods Ended December 31, 2015

The performance table presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	1 Year	Since Inception (December 29, 2011)
TFS Hedged Futures Fund
Return Before Taxes	6.02%	1.56%
Return After Taxes on Distributions	6.02%	1.45%
Return After Taxes on Distributions and Sale of Fund Shares	3.41%	1.23%
Standard & Poor’s Diversified Trends Indicator (reflects no deduction for fees, expenses, or taxes)	-3.05%	-1.55%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	1.38%	15.20%

The Fund publishes daily its net asset value at the Adviser’s website at www.tfscapital.com.

MANAGEMENT OF THE FUND

Investment Adviser

TFS Capital LLC is the Fund’s investment adviser.

Portfolio Management Committee

The Adviser employs a team of investment professionals to manage the Fund’s investments. The Portfolio Management Committee is responsible for the day-to-day management of the Fund’s portfolio. The members of the Portfolio Management Committee are:

Name	Title	Length of Service to the Fund
Kevin J. Gates	Co-Portfolio Manager	Since Inception (2011)
Richard J. Gates	Co-Portfolio Manager	Since Inception (2011)
Eric S. Newman	Co-Portfolio Manager	Since Inception (2011)
David S. Hall	Co-Portfolio Manager	Since March 2015

14

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment Requirement

$5,000 for all types of accounts

Minimum Additional Investment Requirement

$100 for all types of accounts

To Place Orders

By Mail:	TFS Capital Investment Trust c/o Ultimus Fund Solutions, LLC P.O.Box 46707 Cincinnati, Ohio 45246-0707
By Bank Wire:	Call 1-888-534-2001 for assistance.

General Information

You may purchase, exchange or redeem (sell) shares of the Fund on each day that the NYSE is open for business at the Fund’s net asset value next calculated after receipt of a purchase or redemption order in proper form. Transactions may be initiated by written request, by wire transfer or through your financial intermediary.

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

15

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, RELATED RISKS AND OTHER CONSIDERATIONS

INVESTMENT OBJECTIVE

TFS HEDGED FUTURES FUND seeks to achieve capital appreciation. The Fund’s investment objective may not be changed without shareholder approval.

INVESTMENT STRATEGIES

Techniques for Generating Capital Appreciation – The Adviser seeks to generate capital appreciation for the Fund by primarily entering into both long and short positions in futures contracts. The Fund will invest in these instruments directly or indirectly by investing in the Subsidiary (as described below) that invests in those instruments. This universe of instruments in which the Fund invests is subject to change under varying market conditions and as these instruments evolve over time. The Adviser will generally enter into positions based on the output of its proprietary models (see “Quantitative Investment Models” below). The majority of these models utilize information derived from the term structure of the futures contracts. That is, the model evaluates the differences in price for delivery of the same underlying futures contract at different delivery dates. The Adviser may enter into long and short positions in any type of futures contract and may invest without geographic limitations, including in emerging markets. The Adviser uses a combination of long and short positions to attempt to minimize exposure to the underlying category.

The Adviser generally expects the Fund’s investments in futures contracts to be allocated across the major categories of futures contracts (e.g., commodities, currencies, fixed income and equities), but its investments are not limited to these categories. The Fund may overweight certain categories compared to others because the Adviser seeks best investment opportunities regardless of category.

The Fund has invested, from time to time, in forward contracts. If the Adviser determines that the Fund will invest in forward contracts again, it is expected that such forward contracts would be primarily or exclusively in non-deliverable forwards (“NDFs”). The Fund is permitted to invest in other types of forwards, including exchange traded and other non-exchange traded forward contracts, although the Adviser has no intention to make such investments at this time.

The Fund is non-diversified and will typically hold a greater percentage of its assets in a particular position than a diversified fund.

Use of Leverage – The Fund’s use of futures contracts, forward contracts and certain other instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net

16

asset value (“NAV”) to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific category through an instrument providing leveraged exposure to the category and that instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

When developing quantitative strategies, the Adviser considers the gross notional value of the contracts it selects. Generally, the gross notional value of the contracts held by the Fund will not exceed 250% of its assets.

Portfolio Construction – The Adviser will structure the Fund’s portfolio in an effort to strategically manage risk and volatility. More specifically, the Adviser will generally select long and short positions (or other positions that the Adviser believes will be highly correlated) that are, in part, chosen in an effort to hedge each other and thereby reduce market risks. Despite an intention to hedge some market risk, the Fund may still have concentrated exposure. The Adviser expects to maintain both long positions and short contracts in the Fund. Although the Adviser generally intends to follow these operating guidelines it may deviate from them in an effort to achieve the Fund’s investment objective.

When taking into account the derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 500%).

Collateral – In addition to complying with any collateral requirements set by brokers, the Fund will maintain a segregated account with its custodian of cash or high-grade securities to collateralize its derivatives positions as required by current SEC or staff interpretations. As a result, the Fund will typically maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and money market funds) for collateral needs. The Fund will modify its asset segregation policies as necessary to ensure compliance with any changes in the positions taken by the SEC or its staff.

Types of Securities Utilized – Other than the cash and liquid assets held for collateral purposes, the Fund will primarily invest in futures contracts from global developed and emerging markets including, but not limited to, equity index and other financial futures and commodity futures. These are referred to as “derivative” instruments because their values are based on (“derived from”) the value of an underlying asset, reference rate, index or some other variable. The Fund has invested in NDFs in the past and the Adviser may determine to invest the Fund’s assets in NDFs again.

Futures and forward contracts are contractual agreements to buy or sell a particular currency, commodity or financial instrument at a pre-determined price in the future. The Fund may enter into forward foreign currency contracts to buy or sell a country’s currency at a specific price on a specific date for a specific exchange rate on a given day.

17

NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate, with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the settlement amount is due to the party receiving payment.

Although NDFs are similar to forward foreign currency exchange contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

The Fund invests in these instruments directly and indirectly through a wholly-owned Subsidiary, as described below. Certain of the Fund’s derivative investments may be traded in the over-the-counter market. NDFs in which the Fund invests are considered swap agreements. Although it has not done so historically, the Adviser may determine to enter into other types of swap agreements including, but not limited to, interest rate swaps, cross currency swaps, commodity swaps, total return swaps and credit default swaps. Swap transactions are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future (which may extend beyond a year).

Quantitative Investment Models – The Adviser utilizes a quantitative and objective investment decision-making process to select individual contracts for the Fund. The Adviser has developed proprietary models that are intended to predict future performance of individual contracts. These models were developed through extensive historical analysis of potential predictive factors. Once an investment opportunity is identified, the Adviser will purchase long contracts that it expects to rise in value and will sell short contracts that it expects to fall in value or it may purchase long contracts that it expects to outperform its short contracts. The size of the position will vary depending upon the Adviser’s determination of investment merit and associated risk of such investment. The models utilized by the Adviser may include fundamental or technical factors, including term structure, trade data across various markets and price movements. While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate.

Frequent Position Rebalancing – Each quantitative model developed by the Adviser is designed to rebalance based upon predetermined quantitative criteria. Consequently, not all models will necessarily rebalance at the same time. Given that multiple models may dictate trading decisions on a portion of the overall portfolio, different portions of the portfolio may rebalance at different time intervals. Moreover, the share of the overall portfolio assigned to each model may change over time resulting in more or less frequent rebalancing. It should be noted that although the models are designed to rebalance based upon predetermined criteria, the Adviser may open and close positions, at its sole discretion,

18

and will frequently make timing adjustments for operational and other reasons. The models are generally designed to rebalance on a periodic basis. At each interval, each individual model will rank securities based on future expected performance and this information will assist the Adviser in rebalancing the portfolio. Typically, rebalancing results in the Adviser selling, or covering in the case of short positions, only a small portion of the Fund’s portfolio holdings and replacing them with new securities. The Adviser believes that there are significant benefits to frequently evaluating its models and rebalancing the Fund’s portfolio as suggested by the models. The Fund may also rebalance for operational reasons (e.g., to maintain its desired exposure when securities are reaching expiration or settlement).

Investments in Subsidiary – The Fund intends to purchase securities through a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The purpose of the Subsidiary is to provide exposure to the commodity futures market which otherwise may not be possible in a mutual fund structure. By investing in commodity-linked financial instruments indirectly through the Subsidiary, the Fund will obtain exposure to the commodities market within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Subchapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). If the Fund invested directly in commodity-linked derivatives (i.e. not through the Subsidiary) the income from these investments may not be treated as qualifying income” for purposes of the 90% income requirement. The Fund expects to rely on an opinion of its counsel, Sullivan & Worcester, LLP, as to whether income from the Fund’s investment in the Subsidiary will constitute “qualifying income” for purposes of Subchapter M.

The Subsidiary will invest primarily (long and short) in commodity futures contracts, but is not limited to commodity futures contracts. The Subsidiary’s investments in commodities may include contracts on butter, cocoa, coffee, copper, corn, cotton, crude oil, ethanol, feeder cattle, gold, heating oil, Kansas wheat, lean hogs, live cattle, lumber, natural gas, oats, orange juice, palladium, platinum, reformulated blendstock gas, rough rice, silver, soybean meal, soybean oil, soybeans, Spring wheat, sugar and wheat, but may also include other commodities. The Adviser will consider whether it is more advantageous to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would in turn purchase and hold commodity futures contracts. As a result, the level of the Fund’s investments in its Subsidiary will vary based on the Adviser’s use of certain securities whose income may not be treated as qualifying income for purposes of the 90% income requirement.

The Fund will limit its investment in the Subsidiary to 25% of its assets, but because commodity futures contracts held in the Subsidiary have the effect of economic leverage, the gross notional value of those contracts will generally exceed 25% of the Fund’s assets.

Because the Fund may invest a substantial portion of its assets (up to 25% of its total assets) in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund in this Prospectus may also include

19

the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures as the Fund. To the extent the Subsidiary invests in derivative instruments, it will comply with the same asset coverage requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. The Fund is and will continue to be the sole shareholder of the Subsidiary.

RELATED RISKS AND OTHER CONSIDERATIONS

An investment in the Fund carries risk and, if you invest in the Fund, you may lose money. The investment strategies used by the Fund are highly speculative and involve a high degree of risk. Below are the principal risks of an investment in the Fund.

Asset Segregation Risk – As a series of an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to the derivatives in which it invests. Accordingly, the Fund and the Subsidiary will typically maintain a substantial amount of their assets in cash and cash equivalents as required under SEC rules.

In the case of futures and forward contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures and forward contracts that do cash settle (including NDFs), however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of a Fund’s investment in such investments) even if they are covered.

Commodities Risk – The value of commodity investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs and international, political and regulatory developments. Exposure to commodities and commodity markets may subject the Fund to greater volatility than investments in traditional securities.

Counterparty Credit Risk – Certain derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange, including certain foreign currency forward contracts, NDFs and other swap agreements. Rather, these instruments are traded between counterparties based on contractual relationships. In these types of transactions, the counterparty represents the other party involved in a financial transaction with the Fund. As a result, to the extent the Fund engages in these types of transactions, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Adviser to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction, or many transactions in

20

place with that same counterparty, as a result. The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position.

Derivatives Risk – The use of derivative instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling stocks. If the Adviser uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.

Emerging Market Risk – An investment in emerging market securities exposes the Fund to greater foreign investment risks. See “Foreign Investing Risks” for additional information.

Foreign Currency Risk – The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. Trading of foreign currencies also includes the risk of clearing and settling trades, which may be difficult in volatile markets.

Foreign Investing Risk – Foreign stock markets can be volatile and prices can change drastically. Foreign investments may be adversely affected by governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets or imposition of higher taxes. Investments in foreign securities involve risks resulting from differences in regulations to which U.S. and foreign markets are subject. These risks include differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights and greater transaction costs. The foregoing risks are more pronounced in investments in securities of issuers that are located in or have substantial operations in emerging market countries because such countries tend to develop sporadically and the securities may have lower trading volumes and less liquidity than developed markets.

Forward and Futures Contract Risk – The successful use of forward and futures contracts depends upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including:

●	imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract;

●	possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;

●	losses caused by unanticipated market movement, which are potentially unlimited;

●	the Adviser’s inability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors;

21

●	with respect to non-exchange traded instruments, the possibility that a counterparty will default in the performance of its obligations;

●

the possibility that the Fund may have insufficient cash and have to sell securities from its portfolio to meet the daily variation margin requirements at a time when it may be disadvantageous to do so;

●	the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and

●

possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future).

Geographic Risk – To the extent the Fund invests a significant portion of its assets in any one country, the Fund will be subject to greater risk of loss or volatility than if the Fund maintained wide geographic diversity. Investing in any one country makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

Hedging Risk – The success of the Fund’s hedging strategies will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the instruments being hedged. The use of hedging strategies will not eliminate all risks associated with the Fund’s portfolio. Hedging strategies can entail significant transactional costs for the Fund.

High Portfolio Turnover Risk – Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. The Fund’s investment strategies are expected to involve frequent trading which leads to increased transactional costs and may result in the realization of capital gains. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of investment performance. When taking into account derivative instruments, including futures contracts, and instruments with a maturity of one year or less at the time of acquisition, the Fund’s strategy will result in frequent portfolio trading and, if these instruments were included in the calculation, a high portfolio turnover rate (typically greater than 500%).

Investment Model and Computer Software Risk – The Adviser relies heavily on quantitative investment models to assist with security selection. Given this investment process and the high rate of trading in the Fund’s portfolio, the Adviser seeks opportunities to gain efficiencies by automating the investment process. That is, the Adviser creates and uses proprietary software that can automatically gather the data required for analysis, quantitatively evaluate securities as needed for portfolio rebalancing and execute the trades on behalf of the Fund. The Adviser’s extensive use of its quantitative models and proprietary software presents certain additional risks. Specifically, the Adviser cannot guarantee that the data used in the models will be accurate or complete. Moreover, the computer software, whether proprietary or obtained from third-parties, may fail or may have errors that go undetected by the Adviser. If issues are present in the data used by the Adviser or if there are errors in the computer software used by the Adviser, there may be

22

adverse impacts to the Fund, including a decline in the Fund’s net asset value. The Fund is at risk for any adverse financial impacts resulting from deficiencies in the Adviser’s quantitative investment process.

Leveraging Risk – Certain transactions the Fund may undertake, including futures contracts, may give rise to a form of leverage. Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein.

Liquidity Risk – The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in illiquid assets involve the risk that the Fund may be unable to sell such assets or sell them at a reasonable price. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Management Risk – The Fund’s strategy is dependent on the Adviser’s ability to develop and maintain security selection and trading models that successfully identify and execute the Fund’s investments. If the Adviser is unsuccessful, the Fund could experience losses.

Margin Risk – The Fund may hold securities that are subject to collateral requirements at various executing brokers. These collateral requirements may change at the discretion of the brokers, the exchanges through which the securities are traded or through regulatory requirements. Changes to collateral requirements, especially emergency adjustments that are done in response to market volatility, may force the Fund to sell certain securities on short notice for non-investment related reasons. If the Fund is forced to sell securities over a short period of time it may result in unfavorable execution prices and unfavorable investment results.

Market Risk – The risk of losing money due to general market movements is called market risk. Factors such as domestic and foreign economic growth and market conditions, interest rates and political events may affect the securities and derivatives markets. Markets can be extremely volatile and tend to move in cycles with periods of falling and rising prices.

Non-Deliverable Forwards Risk – Although NDFs are similar to forward foreign currency exchange contracts, NDFs do not require physical delivery of the currency on the settlement date. NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuation in foreign currency and the risk that the counterparty will fail to fulfill its obligations. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

23

Non-Diversification Risk – Because the Fund typically invests a relatively high percentage of its assets in a limited number of positions, the Fund’s performance may be more vulnerable to changes in the market value of a single position and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Quantitative Strategy Risk – The quantitative models used by the Adviser may be similar to the models used by other quantitative managers. To the extent that they are similar, the Fund’s price movements may have a high degree of correlation to other quantitative funds. This potential portfolio overlap with other quantitative funds could lead to periods of high volatility, especially in the event that other managers choose to rapidly sell securities or close short positions.

Regulatory Risk – New rules, regulations and/or emergency orders may be adopted by the Federal government that may place limits on the Fund’s ability to fully implement its stated investment strategies. Depending on the nature and extent of the regulatory action, the Fund might be required to significantly alter its investment strategies.

Sector Risk – To the extent the Fund invests a significant portion of its assets in any one sector, the Fund will be subject to greater risk of loss or volatility than if the Fund maintained wide sector diversity. Sector concentration exposes the Fund to the risk that if a negative event impacts an entire sector the price of the Fund’s securities in that sector will likely fall in price.

Short Sale Risk – The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument is the commitment to sell a security at a specified price at a specified time in the future and involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Therefore, short selling subjects the Fund to the potential for unlimited losses.

Taxation Risk – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To do so the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund may invest is not considered qualifying income. The Fund will therefore restrict its direct investment in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income.

The Fund’s investment in the Subsidiary (see below) is expected to provide the Fund with the majority of its exposure to the commodities markets. The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund will constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments in such commodities will be passed through to the Fund as ordinary income, which will be taxed at less favorable rates than capital gains.

24

Changes in the tax laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Subsidiary and the Fund and its shareholders.

Transaction Cost Risk – Transaction costs refer to the charges that are associated with buying and selling securities for the Fund. As a result of the Fund’s expected high rate of trading, the Fund may incur higher brokerage and custody charges than those associated with an average equity fund. These transaction costs increase the cost of your investment in the Fund.

Volatility Risk – The Fund’s use of futures contracts and certain other derivatives for the purpose of increasing the Fund’s long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and therefore amplify the effect of market volatility on the Fund’s share price. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Wholly-Owned Subsidiary Risk – The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.

Cybersecurity Risk – Intentional cybersecurity breaches include: unauthorized access to systems. networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Adviser or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the Fund’s investments to lose value.

Temporary Defensive Positions – From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds, repurchase agreements, certificates of deposit or high-quality commercial paper. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

25

FUND MANAGEMENT

The Investment Adviser

TFS Capital LLC, 10 N. High Street, Suite 500, West Chester, Pennsylvania 19380, serves as the investment adviser to the Fund. Kevin J. Gates, Richard J. Gates and Eric S. Newman are Principals of TFS and each serves on the Portfolio Management Committee that is responsible for managing the investments of the Fund. Mr. Newman also serves as President of the Trust and Messrs. Gates and Gates serve as Vice Presidents to the Trust. Mr. Larry S. Eiben and Messrs. Gates and Gates formed TFS in October of 1997. Mr. Eiben also serves as a Trustee of the Trust. Mr. David S. Hall also serves on the Portfolio Management Committee. The Portfolio Management Committee also manages the TFS Market Neutral Fund, the TFS Small Cap Fund (both open-end mutual funds) and two private investment companies. Kevin J. Gates and Richard J. Gates are brothers.

The Fund pays TFS an investment advisory fee computed at the annual rate of 1.50% of its average daily net assets, less any fee reductions. The total fee paid to TFS by the Fund for the fiscal year ended October 31, 2015 , after advisory fee reductions, was equal to 0.41% of the Fund’s average daily net assets.

TFS has agreed (for the life of the Fund) to reduce its investment advisory fees and to absorb the Fund’s expenses to the extent necessary to limit aggregate annual ordinary operating expenses to 1.80% of the Fund’s average daily net assets. Any such fee reductions by TFS, or payments by TFS of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause ordinary operating expenses to exceed the 1.80% limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. This agreement may be terminated by either the Fund or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (2) the agreement will terminate automatically as to the Fund if, and when, the Adviser ceases to serve as investment adviser of the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory contract with TFS is available in the Fund’s annual report for the fiscal year ended October 31, 2015 .

Performance of Other Accounts and Pools

The Adviser does not manage any other accounts or pools that have investment objectives, policies and strategies substantially similar to the Fund.

26

Portfolio Management Committee

The Adviser employs a team of investment professionals to manage the Fund’s investments. The members of the Portfolio Management Committee are:

Name	Responsible For	Business Experience during the past 5 years
Kevin J. Gates	Research	He has performed these functions since 1997.
Richard J. Gates	Research, General Operations and Trade Execution	He has performed these functions since 1997.
Eric S. Newman	Research and Quantitative Analysis	He has performed these functions since 2003.
David S. Hall	Research and Quantitative Analysis	Prior to being named Co-Portfolio Manager as of March 1, 2015, he was a senior analyst at the Adviser since 2014. Prior to 2014, he owned Q46 Inc., a quantitative analysis consulting firm, since 2010.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the members of the Portfolio Management Committee, including the basis for their compensation, other accounts managed by them, and their ownership of Fund shares.

The Administrator

Ultimus Fund Solutions, LLC (referred to as “Ultimus” or the “Transfer Agent”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s and Subsidiary’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The SAI has more detailed information about TFS, Ultimus and other service providers to the Fund.

27

HOW THE FUND VALUES ITS SHARES

The net asset value (“NAV”) of the Fund’s shares is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business. To calculate the Fund’s NAV, its assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. For purposes of computing the NAV of a Fund, securities are valued as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask price on the NYSE or other primary exchange. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices as reported by NASDAQ. Option contracts are valued at the closing price as quoted on the exchanges on which they are primarily traded. If no closing price is readily available at the time of valuation, the option will be valued at the closing bid price for that day. Futures contracts that trade on exchanges that close at 4:00 p.m. Eastern time are valued at their closing price as quoted on their primary exchange. Futures contracts that trade on exchanges that close before 4:00 p.m. Eastern time are valued at their last sale price as of the close of regular trading on their primary exchange. Futures contracts that trade on exchanges that close after 4:00 p.m. Eastern time are valued at their last sale price on their primary exchange as of the close of the NYSE. If no closing price is readily available at the time of valuation, the futures contract will be valued at the closing bid price for that day as reported by the primary exchange. Prices for these futures contracts are monitored daily by the Adviser until 4:00 p.m. Eastern time to determine if fair valuation is required.

Fixed income securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees. The independent pricing service will employ methodologies that it believes are appropriate, including actual market transactions, broker-dealer supplied valuations, matrix pricing, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

Swap transactions are valued through an independent pricing agent or broker, or if neither is available theough an internal model based upon observable inputs.

Forward foreign currency exchange contracts are market-to-market based upon foreign currency exhange rates provided by an independent pricing agent as of the NYSE close each day.

28

When reliable market quotations are not readily available, securities are valued at their fair value, calculated according to procedures adopted by the Board of Trustees. The Fund also may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. When fair value pricing is used, the value of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

If the Fund holds securities listed primarily on a foreign exchange that trades on days on which the Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. Eastern Time.

HOW TO BUY SHARES

The Fund is no-load. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase every day the NYSE is open for business at the Fund’s NAV next calculated after receipt of a purchase order in proper form. Purchase orders must be received prior to 4:00 p.m., Eastern Time. The Fund reserves the right to reject any purchase request. Shareholders who purchase and redeem shares through a broker or other financial institution may be charged a fee by such broker or financial institution.

The Transfer Agent mails you confirmations of all purchases, redemptions, or exchanges of Fund shares unless the shares are purchased through a broker or financial institution. If shares are purchased in this manner, transaction confirmations are generally the responsibility of such broker or financial institution. Certificates representing shares are not issued.

Minimum Initial Investment Requirement

The minimum initial investment in the Fund is $5,000 for all types of accounts. The minimum investment requirement may be waived or reduced for any reason at the discretion of the Adviser.

Opening an Account

Shares may be purchased directly through the Transfer Agent or through a third-party broker provided that the Fund is available for distribution on the broker’s platform.

29

Purchasing Through the Fund’s Transfer Agent

The first step to opening an account directly with the Transfer Agent is to complete the appropriate account application. Applications vary depending on the account type (e.g., personal taxable account, IRA, SEP-IRA, etc.). You should contact the Transfer Agent to ensure that you have the required paperwork.

Upon completing the required paperwork, an account may be funded by check or bank wire, as follows:

By Check

Mail the account application, along with a check payable to the “TFS Hedged Futures Fund” to the Transfer Agent at the following address:

TFS Capital Investment Trust
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, credit card checks, drafts, “starter” checks, post-dated checks, third-party checks, travelers’ checks, cashier’s checks under $10,000, or money orders. A fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to your total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post your transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

When shares are purchased by check and you decide to redeem shares very soon after your purchase, the proceeds from the redemption of those shares will not be made available to you until the Fund collects payment for your purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. In the event the Fund cannot recover these losses or fees from the investor, a determination will be made by Fund management as to who bears the costs. It is possible that the Fund (i.e., shareholders) could pay these costs.

By Bank Wire

Once an account application is submitted and accepted, an account number is created. The account number can then be used to process a wire transfer into the account. Please call the Transfer Agent at 1-888-534-2001 to obtain the necessary information in order to instruct your financial institution to wire transfer your investment.

30

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Transfer Agent receives payment in proper form. However, the completed account application must be received and approved by the Transfer Agent before the wire payment is made. Your financial institution may charge a fee for wiring funds.

To expedite the establishment of a new account, the Transfer Agent may accept, at its discretion, a facsimile copy of the required account application. Upon receipt of such application, the Transfer Agent may assign an account number to be used for wiring purposes. The Transfer Agent will require that the original application with signature be mailed to the Transfer Agent.

If you have any questions, please call the Transfer Agent at 1-888-534-2001. A representative will assist you.

Purchasing Through Your Broker or Financial Institution

Shares of the Fund may be purchased through brokerage firms or financial institutions. These organizations may or may not be authorized to accept purchase orders on behalf of the Fund. If you are purchasing shares through an approved brokerage firm or financial institution, the Fund will process your order at the next determined NAV after your order is received by such organization in proper form. Approved organizations are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. Orders will be deemed to have been received by the Fund when the authorized broker, or broker-authorized designee, receives the purchase order . If your brokerage firm or financial institution has not been authorized by the Fund to accept orders on its behalf, you may be required to submit your purchase order at an earlier time during the day in order for your purchase order to be forwarded to the Transfer Agent prior to the 4:00 p.m. Eastern Time close. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Subsequent Investments

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100. Additional purchases may be made:

●

By sending a check, made payable to the “TFS Hedged Futures Fund”, to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds. Please include your account number in the ‘memo’ section of the check.

31

●

By wire transfer to your Fund account as described above under “Purchasing Through the Fund’s Transfer Agent – By Bank Wire.” Shareholders should notify the Transfer Agent by calling 1-888-534-2001 before wiring funds.

●	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Please call 1-888-534-2001 for more information.

Exchanges

Shares of the Fund may be exchanged for shares of the TFS Market Neutral Fund or the TFS Small Cap Fund which are offered in a separate Prospectus. Before making an exchange into another TFS Fund, you should obtain and read the Fund’s prospectus. No transaction fees are charged on exchanges between the TFS Funds by the Transfer Agent. The Fund reserves the right to reject exchanges for any reason.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Fund’s account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), consider requesting your exchange by mail. An exchange will be effected at the next determined NAV after receipt of a request by the Transfer Agent.

Exchanges are subject to the applicable minimum initial investment requirements, and may only be made for shares then offered for sale in your state of residence. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days’ prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss. If you are contemplating an exchange into another fund offered by TFS, you should obtain and review the Prospectus for that fund.

Important Information about Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

32

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

33

HOW TO REDEEM SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone. Redemption orders must be received in “proper form” prior to 4:00 p.m., Eastern Time in order to receive that day’s NAV.

By Mail. You may redeem shares by mailing a written request to TFS Capital Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. To be considered in “proper form,” written requests must state the shareholder’s name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

Signatures. You will need to have your signature guaranteed in certain situations, such as:

●	if the shares redeemed have a value of more than $50,000;

●	if the payment of redemption proceeds (of any amount) are to be sent to any person, address or bank account not on record with the Fund;

●	if the redemption is requested within 15 days of a name or address change to your account;

●	if you are adding or changing wire instructions, telephone redemption options or any other election in connection with your account; or

●	if you are transferring your shares to another account with a different registration (name or ownership) from yours.

A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of the STAMP Medallion program are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guaranteed transaction if it believes the transaction would otherwise be improper. The Fund and the Transfer Agent reserve the right to require signature guarantees on all redemptions.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. You may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-888-534-2001. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-888-534-2001.

34

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee of $15 for outgoing wires.

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent and the Transfer Agent believes the telephone instructions to be genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution

You may also redeem shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. The NAV is normally determined as of 4:00 p.m., Eastern Time. If your brokerage firm or financial institution has not been authorized by the Fund to accept orders on its behalf, you may be required to submit your redemption request at an earlier time during the day in order for your redemption to be forwarded to the Transfer Agent prior to the 4:00 p.m. Eastern Time close. These organizations may be authorized to designate other intermediaries to act in this capacity. Orders will be deemed to have been received by the Fund when the authorized broker, or broker-authorized designee, receives the redemption order . Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. Be sure to read the organization’s program materials closely to ensure proper handling of your orders.

Receiving Payment

The Fund normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, as provided by the rules of the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A wire redemption normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

35

Minimum Account Balance

The Fund may redeem shares in an account without prior approval of the shareholder, and pay the proceeds to the shareholder, if the value of the shareholder’s account falls below $5,000 due to shareholder redemptions. This does not apply, however, if the account value falls below the minimum solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account requirement.

Automatic Withdrawal Plan

If the shares in your account have a value of at least $10,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-888-534-2001 for additional information.

Redemptions in Kind

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” However, the Fund has committed to pay in cash all redemption requests limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of its net assets at the beginning of such period. If you receive a redemption in kind it will consist of liquid securities equal in market value to your Fund shares. When you convert these securities to cash, you will pay brokerage charges. Until you sell these securities, you are subject to market risk.

Frequent Trading Policies

Frequent purchases and redemptions (“Frequent Trading”) of the Fund’s shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares. When monitoring shareholder purchases and redemptions, the Fund does not apply a quantitative definition to Frequent Trading. Instead, the Fund uses a subjective approach which in itself could lead to inconsistent application of the Fund’s Frequent Trading policies and may result in Frequent Trading of the Fund’s shares.

In its efforts to curb Frequent Trading in the Fund, the Board of Trustees has taken the following actions:

●

Reserving the right of the Fund to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares. The right to reject an order applies to any order, including an order placed by financial intermediaries; and

●	Reserving the right to limit the number of exchanges between the TFS Funds.

The Fund does not accommodate frequent purchases or redemptions of its shares.

36

When financial institutions establish omnibus accounts in the Fund for their clients, the Fund’s service providers along with the Trust’s Chief Compliance Officer review trading activity at the omnibus account level, and look for activity that may indicate potential Frequent Trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the financial institution to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the financial institution and/or its client. Each financial institution that offers Fund shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping Frequent Trading. Financial institutions may apply Frequent Trading policies that differ from those described in this Prospectus. If you invest through a financial institution, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of its shares, the Fund cannot guarantee that such trading will not occur.

37

DISTRIBUTIONS AND FEDERAL TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Distributions of income dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund has qualified and intends to continue to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and capital gains that it distributes to its shareholders. The Fund intends to distribute its income and capital gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

The Fund will pass on to shareholders substantially all of its net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.

The American Taxpayer Relief Act of 2012 extended certain tax rates except those that applied to individual taxpayers with taxable incomes above $415,050 ($466,950 for married taxpayers, $441,000 for heads of households). Taxpayers that are not in the new highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and qualified dividends. For taxpayers in the new highest tax bracket, the maximum tax rate on long-term capital gains and qualified dividends will be 20%.

Individuals, trusts, and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

The Fund’s transactions in options and futures contracts are subject to special tax rules. These rules and the rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

In addition, the Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Code. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments in such commodities will be passed through to the Fund as ordinary income, which will be taxed at less favorable rates than capital gains.

38

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for tax-deferred accounts and tax-exempt investors, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified by February 15th of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the Internal Revenue Service (IRS) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under the applicable regulations, mutual funds were required to select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, the shareholder must contact the Fund at the time of or in advance of the redemption of Covered Shares. IRS regulations do not permit the change of a cost basis election on previously executed trades. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the redemption of any non-covered mutual fund shares. Non-covered shares will be redeemed first unless otherwise specified.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Financial Highlights for the fiscal years ended October 31, 2015 , 2014 and October 31, 2013 have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request at no charge by calling the Fund at 1-888-534-2001 or by download at www.tfscapital.com. Information for periods ended prior to October 31, 2013 was audited by other independent auditors.

39

TFS Hedged Futures Fund*

Per share data for a share outstanding throughout each period:	Year Ended October 31, 2015		Year Ended October 31, 2014		Year Ended October 31, 2013	Period Ended October 31, 2012(a)
Net asset value at beginning of period	$9.88		$9.93		$11.04	$10.00

Income (loss) from investment operations:
Net investment loss	(0.19	)(b)	(0.49)		(0.20)	(0.09)
Net realized and unrealized gains (losses) on investments	0.86		0.47		(0.68)	1.13
Total from investment operations	0.67		(0.02)		(0.88)	1.04

Less distributions:
Distributions from net realized gains from security transactions	—		(0.03)		(0.23)	—

Proceeds from redemption fees collected	—		0.00	(c)	0.00 (c)	0.00	(c)

Net asset value at end of period	$10.55		$9.88		$9.93	$11.04

Total return (d)	6.78%		(0.22%)		(8.14%)	10.40	%(e)

Ratios and supplemental data:
Net assets at end of period (000’s)	$16,631		$38,212		$68,250	$113,541

Ratio of total expenses to average net assets	2.90%		2.19%		2.35%	2.51	%(f)

Ratio of net expenses to average net assets (g)	1.81%		1.90%		2.30%	2.30	%(f)

Ratio of net expenses to average net assets excluding borrowing costs (g)(h)	1.80	%(j)	1.90	%(j)	2.30%	2.30	%(f)

Ratio of net investment loss to average net assets (g)	(1.75%)		(1.87%)		(2.23%)	(2.19	%)(f)

Portfolio turnover rate (i)	0%		0%		0%	0%

*	Consolidated financial statements.
(a)	Represents the period from commencement of operations (December 29, 2011) through October 31, 2012.
(b)	Calculated using weighted average shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share.
(d)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after advisory fee reductions.
(h)	Borrowing costs totaled 0.01%, 0.00%, 0.00% and 0.00%(e) of average net assets for the periods ended October 31, 2015, 2014, 2013 and 2012, respectively.
(i)	All investments held are excluded from the calculation as they are considered to be short-term investments whose maturities or expiration dates at the time of acquisition were one year or less.
(j)

Effective January 1, 2014, the Advisor reduced its advisory fee from 2.00% to 1.50% of average daily net assets and agreed to further reduce its advisory fees and to absorb the Fund’s operating expenses to the extent necessary to limit aggregate annual operating expenses (which do not include brokerage costs, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and extraordinary expenses) to 1.80% of average daily net assets.

40

PRIVACY NOTICE
FACTS	WHAT DOES THE TFS CAPITAL INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪    Social Security number
▪    Assets
▪    Retirement Assets
▪    Transaction History
▪    Checking Account Information
▪    Purchase History
▪    Account Balances
▪    Account Transactions
▪    Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the TFS Capital Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the TFS Capital Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-534-2001

Who we are
Who is providing this notice?	TFS Capital Investment Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the TFS Capital Investment Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the TFS Capital Investment Trust collect my personal information?
We collect your personal information, for example, when you
▪    Open an account
▪    Provide account information
▪    Give us your contact information
▪    Make deposits or withdrawals from your account
▪    Make a wire transfer
▪    Tell us where to send the money
▪    Tell us who receives the money
▪    Show your government-issued ID
▪    Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪    Affiliates from using your information to market to you
▪    Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪    TFS Capital LLC, the investment adviser to the TFS Capital Investment Trust, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The TFS Capital Investment Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The TFS Capital Investment Trust does not jointly market.

This page intentionally left blank.

FOR MORE INFORMATION

The Statement of Additional Information (SAI) provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time.  Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived. The Fund enters into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Fund. Shareholders are not parties to, or third party beneficiaries of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

Additional information about the Fund’s investments will be available in the annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

You may request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, Ohio 45246-0707. You may also call toll-free:

1-888-534-2001

The Fund’s SAI, annual and semiannual reports and net asset value are also available, free of charge, at the Adviser’s website at www.tfscapital.com/products/mutual-funds/tfs-hedged-futures. You may also contact the Investment Adviser through its web site at www.tfscapital.com/contact/.

Only one copy of a Summary Prospectus, Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of the Summary Prospectus, Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520, or by sending your request electronically to the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-21531

TFS MARKET NEUTRAL FUND (TFSMX)
TFS SMALL CAP FUND (TFSSX)

Investment Portfolios of

TFS CAPITAL INVESTMENT TRUST

Statement of Additional Information

March 1, 2016

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for TFS Market Neutral Fund and TFS Small Cap Fund dated March 1, 2016 , which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus and the most recent Annual Report or Semiannual Report may be obtained without charge, upon request, by writing TFS Capital Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-888-534-2001.

FUNDS OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	2
CALCULATION OF NET ASSET VALUE	21
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	22
SPECIAL SHAREHOLDER SERVICES	23
MANAGEMENT OF THE TRUST	24
INVESTMENT ADVISER	31
PORTFOLIO TRANSACTIONS	34
OTHER SERVICE PROVIDERS	35
GENERAL INFORMATION	38
ADDITIONAL TAX INFORMATION	43
CALCULATION OF PERFORMANCE DATA	46
FINANCIAL STATEMENTS	49
APPENDIX A (PROXY VOTING POLICY)	50

1

STATEMENT OF ADDITIONAL INFORMATION

TFS Capital Investment Trust (the "Trust") is an open-end management investment company which currently offers three investment portfolios, TFS Market Neutral Fund, TFS Small Cap Fund and TFS Hedged Futures Fund. This SAI applies to TFS Market Neutral Fund and TFS Small Cap Fund (individually a “Fund”, and together the “Funds”), which are both classified as diversified funds.  The Trust was organized and the Agreement and Declaration of Trust was filed with the State of Ohio on February 9, 2004.

FUNDS OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

Investment Objectives

TFS Market Neutral Fund seeks to produce capital appreciation while having a low correlation to the U.S. equity market, which we define as the S&P 500 Index.  In addition, the Fund seeks to produce lower volatility than the movement of the U.S. equity market.

TFS Small Cap Fund seeks long-term capital appreciation.  In addition, the Fund seeks to outperform the Russell 2000 Index.

Additional Information on Portfolio Investments,
Strategies and Risks

Information contained in this Statement of Additional Information expands upon information contained in the Funds’ Prospectus.  No investment in shares of the Funds should be made without first reading the Prospectus.

Equity Securities. In addition to common stocks, the Funds may invest in preferred stock and securities convertible into common stock (such as convertible preferred stock and convertible debentures).  Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms.  Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms.  TFS Capital LLC (the "Adviser") intends to invest the assets of the Funds only in preferred stocks or convertible debentures rated A or higher by Standard & Poor’s Corporation (“S&P”) or by Moody’s Investors Service, Inc. (“Moody’s”).

Investment Company Securities. Each Fund may invest any percentage of its assets in an investment company if immediately after such purchase not more than 3% of the total outstanding shares of such investment company is owned by the Funds and all affiliated persons of the Funds.  The Funds will incur additional expenses due to the duplication of expenses to the extent they invest in other investment companies. The TFS Market Neutral Fund does not presently intend to invest more than 25% of the value of its total assets in other investment companies and the TFS Small Cap Fund does not presently intend to invest more than 10% of the value of its total assets in other investment companies.  Although the percentage limitations discussed above generally apply, during periods when a Fund is taking a “temporary defensive position,” the Fund may invest up to its applicable limit in non-money market funds and also invest without limitation in money market funds.
2

Exchange-Traded Funds. The Funds, subject to their investment strategies and policies, and subject to the limitations on investments in other investment companies discussed above, may purchase exchange-traded funds (“ETFs”). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. The Funds could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

Exchange-Traded Notes.  The Funds may invest in exchange-traded notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument.

This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

3

Real Estate Investment Trusts.  The Funds may invest in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of a Fund’s distributions may also be designated as a return of capital.  An investment in a REIT involves the payment of a management fee and other operating expenses by a Fund. Each Fund does not presently intend to invest more than 15% of the value of its net assets in REITs.

Short Selling of Securities.  The TFS Market Neutral Fund engages in short selling of securities as part of its principal investment strategies.  The Funds’ Prospectus contains detailed information regarding the TFS Market Neutral Fund’s use of short selling as part of its investment strategy.  The discussion that follows provides additional information regarding how short selling is used by the Fund.

In a short sale of securities, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker.  The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  This price may or may not be less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues during the period of the loan.  In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold.   The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  Excluding any interest payments, the Fund will realize a gain if the security declines in price between those two dates.  The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  The Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale).  While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short.

4

The Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short.  This investment technique is known as a short sale "against the box."  The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns.  There will be certain  additional  transaction  costs associated with short sales against the box,  but  the Fund will endeavor to offset these costs with the income from the investment  of  the  cash  proceeds  of  short  sales.

The TFS Small Cap Fund does not anticipate engaging in short sales; however, if it does, it presently intends to limit its exposure to 5% of its net assets.

U.S. Government Securities. Each Fund may invest a portion of its assets in U.S. Government Securities, which include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. Government, such as Government National Mortgage Association certificates and Overseas Private Investment Corporation bonds, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Resolution Funding Corporation, Federal Financing Corporation, Small Business Administration and Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

Foreign Securities. Each Fund may invest in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective.  The same factors would be considered by the Adviser in selecting foreign securities as with domestic securities. Foreign securities investment presents special risks and considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. The Funds may invest in foreign issuers directly or through the purchase of American Depositary Receipts (“ADRs”).  ADRs, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Direct investments in foreign securities will generally be limited to foreign securities traded on foreign securities exchanges.

5

Commodities. Each Fund may purchase or sell securities or other instruments that provide exposure to commodities. A Fund’s investments in commodities-linked instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. An unexpected surplus of a commodity caused by one of the aforementioned factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by one of the aforementioned factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity). The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

A Fund may focus its commodity-linked investments in a particular sector of the commodities market (such as gold, oil, metal or agricultural products). As a result, to the extent the Fund focuses its investments in a particular sector of the commodities market, the Fund may be more susceptible to risks associated with those sectors, including the risk of loss due to adverse economic, business or political developments affecting a particular sector.

Options, Futures and Forward Contracts.  As discussed in the Prospectus, TFS Market Neutral Fund engages in futures contracts transactions.  The Funds may engage in certain transactions in options, futures contracts, options on futures contracts and forward contracts.  The discussion below provides additional information regarding the use of these transactions.

Regulatory Matters.  The Funds will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) applicable to the issuance of senior securities.

6

With respect to the Funds, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO for either Fund. In addition, with respect to the Funds, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require each Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Neither Fund is intended as a vehicle for trading in the commodity futures, commodity options or swaps markets.  The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Adviser relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a CPO with respect to the Fund. In that case, the Adviser and the Fund would need to comply with all applicable CFTC disclosure, reporting, operational, and other regulations, which could increase Fund expenses.

Futures and Options Transactions.  The Funds may use futures and options contracts in any manner consistent with their investment objectives and as long as their use is consistent with relevant provisions of the 1940 Act.  The Funds may use futures and options for speculative investment purposes as well as for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which a Fund invests.  When investing for speculative purposes the Funds are attempting to enhance returns by gaining greater exposure to the movements of a particular stock, commodity or security index.  A Fund will enter into a derivative contract (such as a futures or options contract) when it believes the value of the underlying asset is different from the value assigned by the party seeking insurance for the future value of the underlying asset.  When investing for speculative purposes the Funds are looking to buy an asset in the future at a low price according to a derivative contract when the future market price is high, or to sell an asset in the future at a high price according to a derivative contract when the future market price is low.  The Funds may also use derivatives for hedging purposes.  For example, a Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of a Fund’s portfolio securities.  To the extent that there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk and permit a Fund to retain its securities positions.

7

The Funds may purchase calls on individual stocks and stock indices in order to establish investment exposure to the underlying securities.  Alternatively, the Funds may sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline.  The Funds may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions.  For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

By purchasing a put option on an individual stock, a Fund could hedge the risk of a devaluation of that individual stock.  The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund.  However, option premiums tend to decrease over time as the expiration date nears.  Therefore, because of the cost of the option (in the form of premium and transaction costs), a Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

By purchasing a call option on a stock index, a Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell.  At the same time, a Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

Each Fund may engage in the writing (selling) of covered call options with respect to the securities in its portfolio to supplement its income and enhance total returns.  A Fund may write (sell) listed or over-the-counter call options on individual securities held by the Fund, on baskets of such securities or on the Fund’s portfolio as a whole.  The Funds will write only covered call options, that is, a Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option.  A written option may also be considered to be covered if a Fund owns an option that entirely or partially offsets its obligations under the written option.  Index options will be considered covered if a Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily).  A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date.  An index call option written by a Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option.  A Fund may terminate its obligations under a call option by purchasing an option identical to the one written.  Writing covered call options provides a Fund with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options.  Writing covered call options may reduce a Fund’s returns if the value of the underlying security or index increases and the option position is exercised or closed out by the Fund at a loss.

8

Forward Contracts.  A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed upon price at a future date that is individually negotiated and privately traded by traders and their customers.

Risks of Futures and Options.  The purchase and sale of options and futures contracts and related options involve risks different from those involved with direct investments in securities and also require different skills from the investment manager in managing a Fund’s portfolio of investments.  While utilization of options, futures contracts and similar instruments may be advantageous to a Fund, if the investment manager is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments.  It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used.  It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options or futures markets.  In addition, a Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its yield.  The Funds’ current policy is to limit options and futures transactions to those described above.  The Funds may purchase and write both over-the-counter and exchange traded options.

Risks of Options on Stock Indices.  As discussed above, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally.  In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.  Index prices may be distorted if trading of certain stocks included in the index is interrupted.  Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted.  If this occurs, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes.  However, it is a policy of the Funds to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk.  If an option is exercised by a Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change.  If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.  Alternatively, when the index level is close to the exercise price, a Fund may sell rather than exercise the option.  Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop in all index option contracts.  The Funds will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

9

Stock Index Futures Characteristics and Risks.  Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance.  A determination as to which of the index contracts would be appropriate for purchase or sale by a Fund will be based upon, among other things, applicability to the Fund’s stated objective, the liquidity offered by such contracts, the volatility of the underlying index and the correlation of the index to the Fund’s positions.

Unlike when a Fund purchases or sells a security, no price is paid to or received by a Fund upon the purchase or sale of a futures contract.  Instead, a Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (e.g., U.S. Treasury bills) currently ranging from approximately 5% to 15% of the contract amount.  This is called “initial margin.”  Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract.  Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which a Fund may be required to make during the term of the contracts to its broker.  Such payments would be required where, during the term of a stock index futures contract purchased by a Fund, the price of the underlying stock index declined, thereby making a Fund’s position less valuable.  In all instances involving the purchase of stock index futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s custodian to collateralize the position.  At any time prior to the expiration of a futures contract, a Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

Where futures are purchased to hedge against a possible increase in the price of a security before a Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline.  If a Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.  All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future.  Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market.  Such increased participation may also cause temporary price distortions.  Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.  In addition, if a Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements.  Such sales may have to be effected at a time when it may be disadvantageous to do so.

10

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.
11

Risks of Forward Foreign Currency Exchange Contracts.  Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. It is very difficult to precisely match the forward contract amounts and the value of the securities involved. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of the Fund’s assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as counterparty to the transaction.

Leveraging Activities and Borrowing Money.  When the Adviser believes that market conditions are appropriate, a Fund may borrow money in order to take full advantage of available investment opportunities. This is the speculative activity known as “leveraging.”  When a Fund uses leverage, it is possible the Fund could lose more than the amount invested.  Each Fund may “leverage” up to one-third of the value of its total assets, which includes the value of the borrowed assets.  A Fund may borrow money from a bank in a privately arranged transaction to increase the money available to the Fund to invest in other assets when the Fund believes the return from the asset financed will be greater than the interest expense paid on the borrowing.

The risks of borrowing include a higher volatility of the net asset value of a Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of a Fund’s investments, adverse market movements and increases in the cost of borrowing.  The effect of borrowing in all market conditions could be a greater decrease in net asset value per share than if a Fund had not borrowed money.  In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.
12

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return.  The Funds may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization.  In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories.

Illiquid Securities.  The Funds typically will not purchase illiquid securities, but in the rare case that a Fund does so, it will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable.  The investment manager will monitor the liquidity of a Fund’s investments in illiquid securities.  Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Trust’s Board of Trustees.

A Fund, if it invests in securities for which there is no ready market, may not be able to readily sell such securities.  Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate.  The sale price of illiquid securities may be lower or higher than the investment manager’s most recent estimate of their fair market value.  Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded.

Repurchase Agreements.  The Funds may purchase securities pursuant to repurchase agreements.  A repurchase agreement is considered a type of loan. Under the terms of a repurchase agreement, a Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Funds’ custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, a Fund has the right to sell the collateral and recover the amount due from the seller.  However, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.
13

Lending of Portfolio Securities. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

At such time as the Funds engage in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

Swap Agreements. The Market Neutral Fund may enter into interest rate, total return, equity and other swap agreements.  To the extent the Market Neutral Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements.  The Market Neutral Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as to gain exposure to certain markets in the most economical way possible.

Generally, swap agreements are contracts between a fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap).

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.

14

Most types of swap agreements entered into by the Market Neutral Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of liquid assets, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because uncleared swap agreements are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund's limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Adviser may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Market Neutral Fund's interest. The Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Adviser attempts to use a swap as a substitute for a portfolio investment the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. Many swaps are complex and often valued subjectively.

Swaps Regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements in swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and public reporting requirements, on an anonymous basis, for most swaps.  The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.
15

The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory clearing and exchange-trading is occurring on a phased-in basis based on CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements.

Equity Swaps. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component (“asset”) during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.

Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Fund’s current obligations (or are otherwise covered as permitted by applicable law), the Fund and the Adviser believe that these transactions do not constitute senior securities under the Act.
16

Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Total Return and Interest Rate Swaps.  In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Currency Swaps.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.  Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.  Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.  Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the swap transaction.

The Fund may also enter into currency swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the swap agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  With respect to currency swaps entered into on a net basis, the Fund will accrue the net amount of excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or other liquid assets having a value equal to the excess.  To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Adviser believes such obligations do not constitute “senior securities” under the Investment Company Act of 1940, as amended (the “1940 Act”) and accordingly, the Adviser will not treat them as being subject to the Fund’s borrowing restrictions.
17

The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if currency swaps were not used.

For purposes of applying the Fund’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Fund at market value.  The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Credit Default Swaps.  The Fund may enter into credit default swap agreements.  The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund.  The protection “buyer” in a credit default swap agreement is generally obligated  to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred.  If a credit event occurs and the swap provides for physical settlement, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap. Alternatively, if the swap provides for cash settlement, the seller must pay the buyer the difference between par value and the market value of the reference obligation following the credit event. The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.  As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event.  As the seller, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk.  Central clearing of certain swaps is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.  A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date.  If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.  The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).  The Fund’s risk of loss from credit and counterparty risk is mitigated in part by having a master netting agreement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.  Under a master netting agreement, all amounts with a counterparty are terminated and settled on a net basis if an event of default occurs.  In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis.  In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).  Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund.  Such segregation or “earmarking” will not limit the Fund’s exposure to loss.
18

For purposes of applying the Fund’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Fund at market value.  In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Risk of Potential Government Regulation of Swaps and Other Derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent a  Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

19

Investment Restrictions

Each Fund's investment objective may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. In addition, the Funds are subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of a Fund’s outstanding shares. When used in this Statement of Additional Information and the Prospectus, a “majority” of a Fund’s outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Each Fund may not:

1.
Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries.

2.	With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

3.
Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33 1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

4.	Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

5.	Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

6.	Purchase securities of companies for the purpose of exercising control.

7.
Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

8.	Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.
20

Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of a Fund’s investments or in the net assets of a Fund will not constitute a violation of such percentage limitation.  With respect to investment restriction 8, the Funds do not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar investments to be commodities.

Portfolio Turnover

The portfolio turnover rate for a Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The portfolio turnover rate for a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to the Fund's shareholders.  The Adviser expects to engage in frequent portfolio transactions that will result in portfolio turnover that is significantly higher than that of most other mutual funds.  The following table shows each Fund’s portfolio turnover rate for the previous three fiscal years:

Fund	Fiscal Year Ended Oct. 31, 2015	Fiscal Year Ended Oct. 31, 2014	Fiscal Year Ended Oct. 31, 2013
TFS Market Neutral Fund	795%	669%	552%
TFS Small Cap Fund	639%	579%	601%

CALCULATION OF NET ASSET VALUE

The net asset value (“NAV”) of shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  To calculate a Fund’s NAV, its assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. For purposes of computing the NAV of a Fund, securities are valued as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices on the NYSE or other primary exchange. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices as reported by NASDAQ. Option contracts are valued at the closing price as quoted on the exchanges on which they are primarily traded. If no closing price is readily available at the time of valuation, the option will be valued at the closing bid price for that day.  Futures contracts that trade on exchanges that close at 4:00 p.m. Eastern time are valued at their closing price as quoted on their primary exchange.  Futures contracts that trade on exchanges that close before 4:00 p.m. Eastern time are valued at their last sale price as of the close of regular trading on their primary exchange.

21

Fixed income securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees.  The independent pricing service will employ methodologies that they believe are appropriate, including actual market transactions, broker-dealer supplied valuations, matrix pricing, or other electronic data processing techniques.  These techniques generally consider such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

Futures contracts that trade on exchanges that close after 4:00 p.m. Eastern time are valued at their last sale price on their primary exchange as of the close of the NYSE.  If no closing price is readily available at the time of valuation, the futures contract will be valued at the closing bid price for that day as reported by the primary exchange.  Prices for these futures contracts are monitored daily by the Adviser until 4:00 p.m. Eastern time to determine if fair valuation is required.

When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees. A Fund also may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. When fair value pricing is used, the prices of the securities used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

If a Fund holds securities listed primarily on a foreign exchange that trades on days on which the Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

With respect to any portion of a Fund’s assets that are invested in one or more open-end registered management investment companies (known as RICs), the Fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain in their prospectus the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.

22

The Funds may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the “SEC”); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the fair market value of its net assets.

The Funds may pay the proceeds of a redemption by making an in-kind distribution of securities, but have committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of a Fund’s net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of a Fund.  In this event, the securities would be valued in the same manner as a Fund’s net asset value is determined.  If the recipient sold such securities, brokerage charges would be incurred.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish.  When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment, an exchange or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transac-tions in the shareholder account during the calendar year to date.

Automatic Investment Plan and Direct Deposit Plans.  The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Your employer may offer a direct deposit plan which will allow you to have all or portion of your paycheck transferred automatically to purchase shares of the Funds.  Please call 1-888-534-2001 for more information.

Automatic Withdrawal Plan.  Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing a Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December).  Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

23

Instructions for establishing this service are included in the Application or are available by calling the Transfer Agent.  Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus).  A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  Costs in conjunction with the administration of the plan are borne by the Transfer Agent and the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges.  Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses.  The Automatic Withdrawal Plan may be terminated at any time by the Funds upon thirty days' written notice or by an investor upon written notice to the Funds.  Applications and further details may be obtained by calling the Funds at 1-888-534-2001, or by writing to:

TFS Capital Investment Trust
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration.  To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein.  Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Transfer Agent.
MANAGEMENT OF THE TRUST

Overall responsibility for management of the Trust rests with its Trustees.  The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office.  The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations.  The officers are elected annually.  Certain officers of the Trust also may serve as Trustees.

24

The Trust is managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts.  There are currently four Trustees, three of whom (the “Independent Trustees”) are not "interested persons" of the Trust within the meaning of that term under the 1940 Act.  The Independent Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees.  Officers of the Trust are not compensated by the Trust for performing the duties of their offices.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length Of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies**	Number of Portfolios in Fund Complex Overseen by Trustee***
Interested Trustees:
*Larry S. Eiben 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1972	Since January 2004	Trustee	Owner of TFS Capital LLC	3
Independent Trustees:
Mark J. Malone 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1966	Since June 2004	Trustee	Managing Director of Guggenheim Securities, LLC since February 2015; Managing Director of Janney Capital Markets from December 2013 to February 2015; Managing Director of Lazard Capital Markets from March 2008 to December 2013	3
Brian O’Connell 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1959	Since June 2004	Trustee	Independent writer/author	3
Gregory R. Owens 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1966	Since October 2011	Trustee	Managing Director with the Fahrenheit Group since April 2015; Finance Executive with Capital One Financial Corporation from 1996 to 2015; CPA and auditor with Arthur Anderson & Co. 1988 to 1994	3
Executive Officers:
Eric S. Newman 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1974	Since January 2015	President	Owner, Co-Portfolio Manager and Chief Investment Officer of TFS Capital, LLC
Kevin J. Gates 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1971	Since October 2011	Vice President	Owner and Co-Portfolio Manager of TFS Capital LLC
Richard J. Gates 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1971	Since October 2011	Vice President	Owner and Co-Portfolio Manager of TFS Capital LLC

25

Name, Address and Age	Length Of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies**	Number of Portfolios in Fund Complex Overseen by Trustee***
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since June 2004	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since June 2004	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Wade R. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since June 2011	Secretary	Director of Administration of Ultimus Fund Solutions, LLC and Vice President Ultimus Fund Distributors, LLC
David D. Jones 442 Fleming Street, Suite 7 Key West, Florida 33040 Year of Birth: 1957	Since December 2007	Chief Compliance Officer	Managing Member of Drake Compliance, LLC

*	Larry S. Eiben, is an affiliated person of TFS Capital LLC, the Trust’s investment adviser, and is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
**	None of the Trustees are directors of public companies.
***	The Fund Complex consists of the Funds and TFS Hedged Futures Fund.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of four Trustees, three of whom are Independent Trustees.  The Board is responsible for the oversight of the Trust and is responsible for overseeing the Adviser and the Trust’s other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Independent Trustees have engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by Larry S. Eiben.  Mr. Eiben is a principal of the Adviser and an interested Trustee of the Funds.  Mr. Eiben has served as an interested Trustee since the Trust’s inception and has served in various leadership capacities at the Adviser since its formation in October of 1997.  Mr. Eiben participates with officers of the Adviser, the Trust’s service providers and independent legal counsel in setting the agenda for each Board meeting.  Mr. Eiben serves with other officers of the Adviser and other Trustees as the Board’s liaison with the various service providers. Mr. Eric S. Newman, President of the Trust, Chief Investment Officer of the Adviser and Co-Portfolio Manager to the Funds works closely with the Board regarding the Funds’ investment operations.  Mr. Newman provides quarterly updates on Fund performance which includes updates relating to the investment models used to manage the Funds’ assets.  Additional principals and employees of the Adviser participate in Board meetings from time to time to provide information regarding trading, distribution and operations.
26

The Board of Trustees has not appointed a lead “independent trustee.”  It was determined by the Board that due to its size ( four Trustees) and the size of the fund complex (three Funds), it is not necessary to appoint a lead “independent trustee.”   The Independent Trustees believe that they have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Funds.

The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Messrs. Eiben and Newman, is appropriate and in the best interests of the Trust, given its specific characteristics.  The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management and legal counsel.

Board Committees.  The Board has established an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee (“QLCC”).  The Board of Trustees has determined that its committees help ensure that the Funds have effective and independent governance and oversight.  The members of the Audit Committee, the Nominating Committee and the QLCC are the three Independent Trustees: Gregory R. Owens, Mark J. Malone and Brian O’Connell.  Mr. Owens serves as the Chairman of the Audit Committee and works closely with the Trust’s service providers and independent legal counsel in setting the agendas for the Audit Committee meetings.  Mr. Owens presides at all meetings of the Audit Committee.  The Audit Committee Chairman facilitates communications and coordination between the members of the Audit Committee and Trust management with respect to the matters overseen by the Audit Committee.  Mr. Owens also serves as liaison between the Board and the Trust’s independent registered public accounting firm.

Audit Committee.  The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust.  It also selects the Trust’s independent registered public accounting firm, reviews the methods, scope, and results of the audits, approves the fees charged for audit and non-audit services, and reviews the Trust’s internal accounting procedures and controls.  The Audit Committee met two times during the fiscal year ended October 31, 2015 .

Nominating Committee.  The Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board.  The Nominating Committee does not currently consider nominees recommended by shareholders.  The Nominating Committee meets as necessary and did not meet during the fiscal year ended October 31, 2015 .

Qualified Legal Compliance Committee.  The QLCC is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, material breaches of fiduciary duty or similar material violations.  The QLCC meets as necessary and did not meet during the fiscal year ended October 31, 2015 .

Qualifications of the Trustees. The Nominating Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes and skills, on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

27

• Larry S. Eiben, an Owner of the Adviser, served as Chief Operating Officer from 1997 to July 1, 2014.  Mr. Eiben served as Co-Portfolio Manager of the Adviser from 1997 to February 28, 2015.  Mr. Eiben served as the Chief Compliance Officer of the Adviser from 1997 through May of 2012.  In addition, Mr. Eiben served as Co-Portfolio Manager of each Fund from their inception through February 28, 2015.  Mr. Eiben holds a B.S. degree in Commerce, with concentration in Finance, from the University of Virginia.  Mr. Eiben has served as Trustee of the Trust since 2004 and served as President of the Trust from inception through January 2015. The Board has concluded that Mr. Eiben is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

• Gregory R. Owens is an independent financial strategy consultant and Managing Director with The Fahrenheit Group in Richmond, VA.  Mr. Owens served as an executive in the Finance organization of Capital One Financial Corporation from 1996 to March 2015.  He holds a B.S. in Accounting from The Pennsylvania State University and Masters in Business Administration from the University of Richmond.  In addition, he is a former Certified Public Accountant in the audit practice of Arthur Andersen & Co. from 1988 to 1994.  Mr. Owens has been a Trustee of the Trust since October 2011.  The Board has concluded that Mr. Owens is suitable to serve as a Trustee because of his business and finance acumen and academic background.

• Mark J. Malone has been Managing Director of Guggenheim Securities, LLC since February 2015.  Mr. Malone served as Managing Director of Janney Capital Markets from December 2013 to February 2015.  From March 2008 to December 2013, he was a Managing Director of Lazard Capital Markets.  Mr. Malone holds a B.S. in Business Administration from the University of Richmond.  He has been a Trustee of the Trust since 2004. The Board has concluded that Mr. Malone is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

• Brian O’Connell has been a freelance writer covering business news and trends in the financial, Internet and technology sectors since 1994.  Prior to 1994 Mr. O’Connell was a senior writer and/or editor of several financial publications.  From 1983 to 1989, Mr. O’Connell worked on the Philadelphia Stock Exchange and on the fixed income trading desk of the Delaware Funds as a bond trader.  Mr. O’Connell has authored 10 books on various financial topics and has appeared as an expert commentator on business issues for networks such as CNN, Fox News, Bloomberg and other broadcast media outlets.  Mr. O’Connell holds a B.A. degree in Journalism from the University of Massachusetts.  He has been a Trustee of the Trust since 2004. The Board has concluded that Mr. O’Connell is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust and his professional investment and business experience and academic background.

28

Risk Oversight.  An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The Funds are subject to a number of risks, such as investment risk, credit risk, liquidity risk, counter-party risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the Trust’s service providers.

The Board exercises oversight of the risk management process through the Board itself and through its Committee structure.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer, to regularly report to the Board and the Committees on a variety of matters, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s Chief Compliance Officer, outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives an annual written report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its service providers.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Funds, including the Funds’ investment performance, as well as reports regarding the valuation of the Funds’ securities.  The Board receives quarterly reports from the Trust on purchase and redemption activities in the Funds.  In addition, in its annual review of each Fund’s investment advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds overseen by the Board and the effectiveness of the Board’s committee structure.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the Adviser and other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

29

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all Funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2015 .

Name of Trustee	Dollar Range of TFS Market Neutral Fund Shares Owned by Trustee	Dollar Range of TFS Small Cap Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex* Overseen by Trustee
Interested Trustees:
Larry S. Eiben	Over $100,000	Over $100,000	Over $100,000

Independent Trustees:
Mark J. Malone	Over $100,000	$50,001 - $100,000	Over $100,000
Brian O’Connell	$1 - $10,000	None	$1 - $10,000
Gregory R. Owens	$10,001 - $50,000	Over $100,000	Over $100,000

*	The Fund Complex is comprised of the Funds and the TFS Hedged Futures Fund.

As of February 1, 2016 , the officers and the Trustees of the Trust, in the aggregate, owned of record and beneficially less than 1% of the outstanding shares of the Market Neutral Fund and owned of record and beneficially less than 1% of the outstanding shares of the Small Cap Fund.

Trustee Compensation.  No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Funds for serving as an officer or Trustee of the Trust.  Each Independent Trustee receives from the Trust an annual retainer of $20,000 payable in quarterly installments; a fee of $7,500 for attending an in-person meeting; a fee of $2,500 for attending a telephone meeting; and $1,500 for attending a special meeting of the Board held by telephone; plus reimbursement of travel and other expenses incurred in attending meetings.  The Chairman of the Audit Committee received an additional fee of $1,000 for each Audit Committee meeting attended.  The following table provides the compensation paid to each of the Trustees during the fiscal year ended October 31, 2015 :

Trustee	Aggregate Compensation Paid for Service to the Market Neutral Fund	Aggregate Compensation Paid for Service to the Small Cap Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid for Service to the Trust and Fund Complex*
Larry S. Eiben	$ 0	$0	N/A	N/A	$ 0
Mark J. Malone	$13,333	$13,333	N/A	N/A	$40,000
Brian O’Connell	$13,333	$13,333	N/A	N/A	$40,000
Gregory R. Owens	$13,667	$13,667	N/A	N/A	$41,000

*	The Trust is comprised of three series, including the Funds, which constitutes the “Fund Complex.” Total compensation for service to the Funds and Fund Complex represents the aggregate compensation paid by the Funds and by TFS Hedged Futures Fund, the other series of the Trust.
30

INVESTMENT ADVISER

TFS Capital LLC (the "Adviser"), 10 North High Street, Suite 500, West Chester, Pennsylvania 19380, is a registered investment adviser founded in 1997 and serves as investment adviser to each Fund.  Subject to the investment objectives and policies approved by the Trustees of the Trust, the Adviser manages each Fund’s portfolio and makes all investment decisions for the Funds, and continuously reviews, supervises and administers the Funds’ investment programs.  Each Fund’s Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Effective January 1, 2014, the Market Neutral Fund pays the Adviser an investment advisory fee computed at the annual rate of 1.65% of its average daily net assets.  Prior to January 1, 2014, the Market Neutral Fund paid the Adviser an investment advisory fee based upon the annual rates of 2.25% of the first $1.75 billion of average daily net assets of the Fund and 2.15% of such assets over $1.75 billion.  The following table provides compensation payable to the Adviser by the TFS Market Neutral Fund, advisory fee reductions, advisory fees recouped and advisory fees received by the Adviser during each of the last three fiscal years.

Fiscal Year Ended	Advisory Fees Accrued by TFS Market Neutral Fund	Advisory Fee Reductions	Advisory Fees Recouped	Advisory Fees Received by the Adviser
October 31, 2015	$12,230,156	$425,955	N/A	$11,804,201
October 31, 2014	$19,712,980	$205,839	N/A	$19,507,141
October 31, 2013	$40,425,505	N/A	N/A	$40,425,505

Effective January 1, 2014 the TFS Small Cap Fund pays the Adviser an investment advisory fee computed at the annual rate of 1.15% of its daily net assets.  Prior to January 1, 2014 the TFS Small Cap Fund paid the Adviser an investment advisory fee computed at the annual rate of 1.25% of its average daily net assets.  The following table provides compensation payable to the Adviser by the TFS Small Cap Fund, advisory fee reductions by the Adviser and advisory fees received by the Adviser during each of the last three fiscal years.

Fiscal Year Ended	Advisory Fees Accrued by TFS Small Cap Fund	Advisory Fee Reductions	Advisory Fees Recouped	Advisory Fees Received by the Adviser
October 31, 2015	$1,205,064	$190,498	N/A	$1,014,566
October 31, 2014	$1,069,865	$77,861	$9,303	$992,004*
October 31, 2013	$769,199	$33,364	N/A	$735,835

*	Includes Advisory Fees recouped.

31

Effective January 1, 2014, the Adviser has agreed (for the life of the Funds) to reduce its investment advisory fees and to absorb the Funds’ expenses to the extent necessary to limit aggregate annual ordinary operating expenses (excluding brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund Fees and Expenses and extraordinary expenses) to 1.90% of average daily net assets for the TFS Market Neutral Fund and 1.50% of average daily net assets for the TFS Small Cap Fund.  Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are a Fund’s obligation, are subject to repayment by such Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the 1.90% limit for the TFS Market Neutral Fund and 1.50% limit for the TFS Small Cap Fund, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. This agreement may be terminated by either the Funds or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate this agreement without the approval of the Board of Trustees, and (2) this agreement will terminate automatically if, as and when the Adviser ceases to serve as investment adviser of a Fund.  Prior to January 1, 2014, the Adviser had agreed to reduce its investment advisory fees and to absorb the Funds’ expenses to the extent necessary to limit aggregate annual ordinary operating expenses (excluding brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund Fees and Expenses and extraordinary expenses) to 2.50% of average daily net assets for the TFS Market Neutral Fund and 1.75% of average daily net assets for the TFS Small Cap Fund.  As of October 31, 2015 , the Adviser may recapture the following amounts no later than the dates as stated below:

	October 31, 2016	October 31, 2017	October 31, 2018
TFS Market Neutral Fund	N/A	$205,839	$425,955
TFS Small Cap Fund	$33,364	$ 77,861	$190,498

The Adviser may, from time to time, make payments to financial intermediaries for certain distribution, sub-administration, sub-transfer agency or other shareholder services provided to Fund shareholders  whose shares are held of record in certain omnibus accounts and other group accounts (e.g., a fund “supermarket” account).  These payments are made directly from the Adviser’s resources and are not reimbursed by the Funds.

Portfolio Management Committee

Other Accounts Managed (as of October 31, 2015 )

The members of the Portfolio Management Committee are collectively responsible for the day-to-day management of other advisory accounts, as indicated in the following table.  The TFS Hedged Futures Fund is included in the table that follows under the section, Registered Investment Companies.
32

Name of Portfolio Management Committee Member	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Advisory Fee Based on Performance	Total Assets of Other Accounts with Advisory Fee Based on Performance
Kevin J. Gates	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 2 0	$16.6 million $80.2 million $ 0	0 2 0	$ 0 $80.2 million $ 0
Richard J. Gates	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 2 0	$16.6 million $80.2 million $ 0	0 2 0	$ 0 $80.2 million $ 0
Eric S. Newman	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 2 0	$16.6 million $80.2 million $ 0	0 2 0	$ 0 $80.2 million $ 0
David S. Hall	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 2 0	$16.6 million $80.2 million $ 0	0 2 0	$ 0 $80.2 million $ 0

Potential Conflicts of Interest

Compensation structures for the Adviser may vary between clients. Two private investment funds managed by the Adviser pay performance-based fees, whereas the Funds do not. Performance-based fees are generally considered to present a conflict of interest in that the Adviser may be inclined to allocate better performing trades to clients paying performance-based fees in order to realize greater compensation.  To avoid this issue, the Adviser has developed trading procedures to mitigate the potential for abuse. Specifically, the Adviser averages the execution price of a given security if the security is traded across multiple clients in a given day.  Also, the Adviser allocates limited investment opportunities to clients’ pro-rata according to each client’s order size.

Compensation

The Adviser uses a team approach in the management of all its client accounts, including the Funds.  Compensation to the members of the Portfolio Management Committee is derived primarily by the profits of the Adviser.  As such, performance and asset levels of the Funds will directly affect the profits of the Adviser.  No Committee member is compensated directly based upon the asset levels of the Funds.

Messrs. Gates, Gates and Newman are managing members of the Adviser.  Each receives a fixed salary, adjusted annually, and any pass-through income or loss from the Adviser’s business.  Salary levels are established annually based upon industry data for individuals providing similar services.
33

Mr. Hall is compensated based upon the profits of the Adviser.

The Adviser also maintains a profit sharing plan, with discretionary annual contributions to all eligible employees.

Ownership of Fund Shares

The following table indicates the dollar range of securities of the Funds beneficially owned by the members of the Portfolio Management Committee as of October 31, 2015:

Name of Portfolio Management Committee Member	Fund Shares Beneficially Owned	Dollar Value of Fund Shares Beneficially Owned
Kevin J. Gates	TFS Market Neutral Fund TFS Small Cap Fund	Over $1,000,000 Over $1,000,000
Richard J. Gates	TFS Market Neutral Fund TFS Small Cap Fund	Over $1,000,000 Over $1,000,000
Eric S. Newman	TFS Market Neutral Fund TFS Small Cap Fund	Over $1,000,000 $100,001 – $500,000
David S. Hall	TFS Market Neutral Fund TFS Small Cap Fund	$10,001 – $50,000 $10,001 – $50,000

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreements, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with each Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Funds and which brokers will execute the Funds’ portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

34

While the Adviser generally seeks competitive commissions, the Funds may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for each Fund are made independently from those made for other accounts managed by the Adviser. Any other managed account may also invest in the securities in which a Fund invests.  When a purchase or sale of the same security is on the same day on behalf of a Fund and another account managed by the Adviser, the policy of the Adviser is to average the execution price of a given security.  In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.

The following table reflects the aggregate brokerage commissions paid by each Fund during each of the last three fiscal years:

Fiscal Year Ended	TFS Market Neutral Fund	TFS Small Cap Fund
October 31, 2015	$2,705,489	$146,683
October 31, 2014	$2,836,977	$ 81,679
October 31, 2013	$4,043,400	$ 73,169

The aggregate dollar amount of brokerage commissions paid by the Market Neutral Fund for the fiscal year ended October 31, 2015 was lower than the aggregate brokerage commissions paid for the fiscal year ended October 31, 2013 due to a reduction in shareholder redemption activity.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Funds pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the "Service Agreements").

As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Adviser under the Advisory Agreement).  Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to the Funds’ shareholders and arranges for the printing and dissemination of such reports;

35

--	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--	arranges for the dissemination to shareholders of the Funds’ proxy materials and oversees the tabulation of proxies;

--	determines the amounts available for distribution as dividends and distributions to be paid by the Funds to their shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Funds’ custodian with such information as is required to effect the payment of dividends and distributions;

--	oversees the preparation and filing of the Funds’ federal income and excise tax returns and the Funds’ state and local tax returns;

--	assists in monitoring compliance of each Fund’s operations with the 1940 Act and with its investment policies and limitations; and

--	makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share; calculation of the dividend and capital gain distributions; reconciles cash movements with the custodian; verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Funds.

As Transfer Agent, Ultimus performs the following services in connection with the Funds’ shareholders: maintains records for each of the Funds’ shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Funds for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.  For its services as Administrator, each Fund pays Ultimus an administration fee, calculated daily and paid monthly, based on the average daily net assets of the Fund, subject to a monthly minimum fee.  For services as Fund Accountant, each Fund pays Ultimus a minimum monthly fund accounting fee, plus a fee based on the Fund’s average daily net assets.  The Funds also pay a transaction fee for portfolio trades that exceed the contracted monthly portfolio trade limit.    For services as Transfer Agent, each Fund pays Ultimus an annual per account fee, subject to a monthly minimum fee.
36

The following table reflects the fees paid to Ultimus by the Funds during each of the last three fiscal years:

TFS Market Neutral Fund
Fiscal Year Ended	Administration Fees	Fund Accounting Fees	Transfer Agent Fees
October 31, 2015	$ 495,523	$656,289	$221,622
October 31, 2014	$ 674,688	$751,817	$245,789
October 31, 2013	$1,025,165	$606,473	$328,110

TFS Small Cap Fund
Fiscal Year Ended	Administration Fees	Fund Accounting Fees	Transfer Agent Fees
October 31, 2015	$78,628	$105,734	$54,033
October 31, 2014	$68,279	$ 58,168	$46,652
October 31, 2013	$60,015	$ 43,955	$32,811

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Trust’s principal underwriter and the exclusive agent for distribution of shares of the Funds.  The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares.  Shares of the Funds are offered to the public on a continuous basis.  The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services.  The Distributor is an affiliate of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

Custodian

UMB Bank, N.A., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, serves as custodian to the Trust pursuant to a Custody Agreement.  UMB Bank's responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments.

37

Independent Registered Public Accounting Firm

The Trust has selected Ernst & Young LLP, 1900 Scripps Center, 312 Walnut St Cincinnati, Ohio 45202, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Funds for the fiscal year ending October 31, 2015.

Trust Counsel

The Trust has retained Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, to serve as counsel for the Trust and counsel to the Independent Trustees.

Compliance Consultant

The Trust has entered into a Compliance Consulting Agreement with Drake Compliance, LLC (“Drake”).  Drake provides ongoing regulatory compliance consulting, monitoring and reporting services for the Trust.  In addition, a principal of Drake serves as the Trust’s Chief Compliance Officer.  For these services, Drake receives a monthly compliance fee from the Trust and is reimbursed for certain out-of-pocket expenses, including postage and supplies and travel expenses.  These fees are allocated such that 50% of the Trust’s monthly fee is split evenly between each series of the Trust and the remaining 50% of the fee is allocated based on each series relative net assets.  For the last three fiscal years Drake received the following fees from the Funds:

	TFS Market Neutral Fund	TFS Small Cap Fund
October 31, 2015	$37,284	$14,234
October 31, 2014	$37,619	$12,528
October 31, 2013	$40,171	$11,714

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on February 9, 2004. The Trust’s Agreement and Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes.  In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class.  Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder.  If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.
38

Shares of a Fund, when issued, are fully paid and non-assessable.  Shares have no subscription, preemptive or conversion rights.  Shares do not have cumulative voting rights.  Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held.  Shareholders of all series and classes of the Trust, including the Funds, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class.  However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

Trustee Liability

The Agreement and Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Agreement and Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The By-Laws of the Trust contain a forum selection clause which provides that any court action against or on behalf of the Trust be brought in the Court of Common Pleas Commercial Docket in Hamilton County, Ohio, which handles complex business and commercial disputes. The By-Laws also define what actions may be brought directly by shareholders and which must be brought derivatively on behalf of the Trust and require that the Court refer to mandatory arbitration all direct shareholder claims except for those asserting fraud in connection with the purchase or sale of shares. The purpose of this forum selection provision is to provide for efficient and equitable disposition of legal proceedings by courts and arbitrators with expertise in the applicable Ohio law.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds’ planned portfolio transactions.  Each of these parties monitors compliance with its Code of Ethics.

39

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted a Proxy Voting Policy that describes how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policy of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-888-534-2001, or on the SEC’s website at http:// www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

•
Public disclosure regarding the portfolio securities held by the Funds is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports").  Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

•
Each Fund’s ten largest equity holdings as of the end of each month is included as part of a Fund Summary which is posted at www.tfscapital.com.  The Fund Summary is typically posted to the website within 15 days of the end of each month.  The website is open to the general public.

•
Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds.  Currently, the Funds are providing portfolio information to three different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer (“CCO”) of the Trust.  The CCO found that this non-public disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds. In each instance where portfolio information is disclosed to these organizations, a minimum 60-day lag exists.

Below is a table listing the organizations that are currently receiving non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.
40

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, security description, shares/par, market value	Provided quarterly, with a 60-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, security description, shares/par
Provided quarterly, with a 60-day lag.  No formal conditions or restrictions.  Lipper has indicated that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, shares/par, market value
Provided monthly, with a 60-day lag.  No formal conditions or restrictions.  Bloomberg has indicated that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None

The Board of Trustees, in consultation with the CCO, has concluded that providing non-public portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

•
The Funds provide portfolio information to certain mutual fund supermarkets and/or distribution platforms.  These organizations make the Funds available to their clients.  Each disclosure arrangement has been approved by the CCO of the Funds.  The CCO found that this non-public disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.  In each instance where portfolio information is disclosed to these organizations, a minimum 60-day lag exists.

•
The Funds may disclose holdings information to an issuer in which a Fund invests, upon written request, in connection with such issuer's compliance with tax or other regulatory requirements, provided that such disclosure may only be provided on a 60- day lag and only to the extent necessary to meet the relevant tax or other regulatory requirement.

•
These policies relating to disclosure of the Funds’ portfolio securities does not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, which are the Funds’ administrator, distributor, custodian, legal counsel, auditor, pricing services, financial printers/typesetters and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by a Fund that is made on the same basis to all shareholders of the Fund.

41

Below is a table that lists each service provider receiving non-public portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of portfolio information.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and transfer agent	Daily	Contractual and Ethical
Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Printers/Typesetters	Twice a year, during printing of semi-annual and annual financial reports	Ethical
Proxy Voting Service	No direct access – receive proxies directly from custodian	Contractual and Ethical
Auditor	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Broker/dealers through which a Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to a Fund’s entire portfolio	Contractual and Ethical

The Board of Trustees has determined that the Funds and their shareholders are adequately protected by these restrictions on use in those instances listed above, including those where contractual obligations between the Funds and the party do not exist.

•
The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person.  The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to adversely affect the Funds or any shareholder of the Funds.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

42

•
The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval.  At least once annually, the CCO shall provide the Board of Trustees with a written report as to compliance with these policies.

Principal Holders of Fund Shares

As of February 1, 2016 , the following persons owned of record 5% or more of the outstanding shares of the Funds:

TFS Market Neutral Fund
Investor Name and Address	Number of Shares	% of Fund Shares	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	11,800,844.718	25.12%	Record

National Financial Services LLC FEBO U.S. Bank, N.A. Milwaukee, Wisconsin 53212	6,514,917.240	13.87%	Record

TFS Small Cap Fund
Investor Name and Address	Number of Shares	% of Fund Shares	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	1,302,130.517	17.89%	Record

ADDITIONAL TAX INFORMATION

Each Fund has qualified and intends to continue to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code").  Qualification generally will relieve a Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with the Code.  Depending on the extent of a Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities.  If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals.
43

To qualify as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  There is no limitation on the number of years to which capital losses may be carried.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year.  Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years.  Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”).  Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. Currently, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $415,050 ($466,950 for married taxpayers, $441,000 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition,  for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period.  Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

44

It is anticipated that amounts distributed by each Fund that are attributable to certain dividends received from domestic corporations will qualify for the dividends-received deduction for corporate shareholders.  A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted.  Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.  Additionally, a corporate shareholder would not benefit to the extent it or a Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Any loss arising from the sale or redemption of shares of a Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares.  For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Certain U.S. shareholders, including individuals and estates and trusts, whose income exceeds certain levels will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction”.  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds.  A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure.  Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Funds.
45

Federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold.  Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares.

In response to this federal law, the Funds chose “average cost”, which is the mutual fund industry standard, as the Funds default tax lot identification for all shareholders.  Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method.  You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares.  Please keep in mind the Funds are not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning.  Accordingly, potential shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

CALCULATION OF PERFORMANCE DATA

From time to time performance information for the Funds showing their average annual total returns may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance.  Average annual total returns of a Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations.  Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions.  Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations.  These fees, if charged, will reduce the actual performance from that quoted.  If the Adviser waives all or a part of its fees, the total return of a Fund will be higher than it would be in the absence of such waiver.

46

Calculation of Average Annual Total Return

Average annual total return is a measure of the change in value of the investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash.  Average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.

The table below shows each Fund’s average annual total returns for periods ended October 31, 2015 :

	TFS Market Neutral Fund (Inception 9/7/2004)	TFS Small Cap Fund (Inception 3/7/2006)
1 Year	4.99%	0.51%
5 Years	3.69%	13.77%
10 Years	6.63%	N/A
Since Inception	6.58%	10.78%

Each Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
47

Other Quotations of Total Return

The Funds may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return.  A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund’s average annual total returns as described above.

Performance Comparisons

Advertisements, sales materials and shareholder reports may compare the performance of a Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Barclays Capital, Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today.  In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

From time to time, the Funds (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4)descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Funds may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications.  These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Funds.

Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class.  The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

48

FINANCIAL STATEMENTS

The audited financial statements of the Funds, including the Funds’ portfolio schedules, for the year ended October 31, 2015 and the report thereon of Ernst & Young LLP, the Trust’s independent registered public accounting firm, included in the 2015 Annual Report of the Funds, are incorporated herein by reference.  An investor may obtain a copy of the Annual Report without charge by writing to the Trust at the address on the cover of this SAI or calling 888-534-2001.  The Annual Report is also available for download at the Funds’ website (www.tfscapital.com) or at www.sec.gov.
49

APPENDIX A

TFS Capital LLC
Proxy Voting Policy

Last Update: May 31, 2013

Purpose.  The purpose of the policy is to describe voting procedures pertaining to all accounts over which TFS Capital LLC (“TFS”) has discretionary control and the authority to vote on proxies, which includes the TFS Market Neutral Fund, the TFS Hedged Futures Fund and the TFS Small Cap Fund (the “Funds”) and its hedge fund clients.

This Proxy Voting Policy (the “Policy”) is designed to ensure that TFS and the Funds comply with the requirements under federal securities laws.   Proxy voting will be performed in an effort to act in the best interests of TFS’s clients including, without limitation, the Funds.

Definition of a Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Materiality Threshold (applies to all clients except the Funds).  TFS may, but is not obligated to, abstain from voting proxies if the proxy vote pertains to a security that represents less than or equal to 5% of a given client’s overall assets under TFS’s discretionary control.  TFS believes the use of a materiality threshold is in the best interest of its clients because it will enable TFS to use discretion and potentially avoid devoting its limited resources to researching issues relevant to proxy votes that are unlikely to have a material impact on a given client’s account.  A major consideration in developing this policy is the fact that equity shares in accounts for which TFS serves as portfolio manager are generally held for very short periods of time before portfolios are reallocated.  The frequent reallocation and corresponding portfolio turnover further minimizes the chance that proxy votes will have a material impact for a given client.

TFS is not obligated to vote proxies on securities which the Funds have sold prior to receipt of the proxy materials.  TFS does not believe it is in the Funds’ best interest to dedicate resources to researching proxy issues when the Funds no longer hold the position and may never re-purchase the security.

Use of Electronic Voting Platforms.  TFS may, as deemed appropriate, engage a third-party to vote on behalf of clients or utilize an electronic voting platform to submit vote decisions in an automated manner.  When using an electronic voting platform, TFS may rely fully on the platform’s decision-support tools (i.e., TFS may establish a standing set of vote instructions guided by the platform’s decision-support tools that will be implemented in an automated manner).  The vote decision-support on these voting platforms is typically derived from either the proprietary analysis of the platform provider or from crowd-sourced data that is gathered from one or more unaffiliated third-parties.

50

Proxy Voting for the Funds (i.e., Mutual Fund Clients).  TFS has decided that all proxies received on behalf of the Funds, regardless of the size of the Funds’ position, should be voted.  TFS may delegate this authority to an outside firm that specializes in voting proxies.  Pursuant to this authority, TFS has delegated Glass, Lewis & Co., LLC (“GL”) to vote proxies on behalf of the Funds.  GL votes proxies in accordance with its default “pro-shareholder” policy that is subject to ongoing update and enhancement.  TFS has the ability to use its discretion to deviate from the default policy and may do so if it deems that a change will be in the best interest of shareholders.

Summary of the Glass Lewis Voting Policy and Analysis Methodology

•	Voting recommendations are supported by a team of highly-educated multi-disciplinary research analysts with degrees in accounting, business, finance, law and other relevant areas;
•
The research is fully independent and objective (i.e., GL is not in the business of providing consulting services to public companies and can therefore focus solely on the best interests of investors);

•	The focus of the research is the economic and financial consequences of voting with the goal of improving medium to long-term value and mitigating risk;
•	The approach is to look at each company individually and determine what is in the best interests of the shareholders of each particular company;
•
Research on proxies covers more than just corporate governance; GL analyzes company  financials, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

The complete Glass Lewis Proxy Voting Policy is available upon request.

Monitoring and Resolving Conflicts of Interest.  TFS is responsible for monitoring and resolving possible material conflicts between the interests of TFS and those of its clients with respect to proxy voting.  As such, TFS performs periodic reviews, as deemed necessary, to ensure that its proxy voting is not influenced by interests other than those of its clients.  Because TFS’s voting guidelines with respect to Fund clients are the default “pro shareholder” guidelines from GL, an independent third-party organization, application of the TFS guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest.  However, TFS will review the GL policy periodically to determine whether the voting rationale appears reasonable.  With respect to personal conflicts of interest, TFS’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of its clients and restricts their ability to engage in certain outside business activities.  Issues related to possible conflicts of interest are referred to the Chief Compliance Officer of the Funds.
51

TFS HEDGED FUTURES FUND
(TFSHX)

Investment Portfolio of

TFS CAPITAL INVESTMENT TRUST

Statement of Additional Information

March 1, 2016

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for TFS Hedged Futures Fund dated March 1, 2016 , which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge, upon request, by writing TFS Capital Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-888-534-2001.

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS	2
CALCULATION OF NET ASSET VALUE	23
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	24
SPECIAL SHAREHOLDER SERVICES	25
MANAGEMENT OF THE TRUST	26
INVESTMENT ADVISER	32
PORTFOLIO TRANSACTIONS	35
OTHER SERVICE PROVIDERS	36
GENERAL INFORMATION	39
ADDITIONAL TAX INFORMATION	44
CALCULATION OF PERFORMANCE DATA	51
FINANCIAL STATEMENTS	53
APPENDIX A (PROXY VOTING POLICY)	54

STATEMENT OF ADDITIONAL INFORMATION

TFS Capital Investment Trust (the "Trust") is an open-end management investment company which currently offers three investment portfolios, TFS Hedged Futures Fund, TFS Market Neutral Fund and TFS Small Cap Fund. This SAI applies to the TFS Hedged Futures Fund (the “Fund”), which is classified as a non-diversified fund. The Trust was organized and the Agreement and Declaration of Trust was filed with the State of Ohio on February 9, 2004.

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Additional Information on Portfolio Investments,
Strategies and Risks

Information contained in this Statement of Additional Information expands upon information contained in the Fund’s Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

Equity Securities. The Fund may invest in common stocks, as well as preferred stock and securities convertible into common stock (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. TFS Capital LLC (the "Adviser") intends to invest the assets of the Fund only in preferred stocks or convertible debentures rated A or higher by Standard & Poor’s Corporation (“S&P”) or by Moody’s Investors Service, Inc. (“Moody’s”). The Fund anticipates its exposure to equity securities will be primarily through derivative instruments. The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Investment Company Securities. The Fund may invest any percentage of its assets in an investment company if immediately after such purchase not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund. To satisfy the Fund’s collateral requirements it may invest a significant portion of its assets in money market funds. The Fund will incur additional expenses due to the duplication of expenses to the extent it invests in other investment companies. When the Fund is taking a “temporary defensive position,” the Fund may invest without limitation in money market funds.

Exchange-Traded Funds. The Fund, subject to its investment strategies and policies, and subject to the limitations on investments in other investment companies discussed above, may purchase exchange-traded funds (“ETFs”). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

Exchange-Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument.

This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Short Selling of Securities. The Fund may engage in short selling of securities as part of its investment strategies. The Fund’s Prospectus contains detailed information regarding its use of short selling as part of its investment strategy. The discussion that follows provides additional information regarding short selling of securities.

In a short sale of securities, the Fund sells security which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security it borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Excluding any interest payments, the Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short.

The Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund may engage in short sales against the box for investment purposes. The Fund may also make a short sale against the box as a hedge, when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

U.S. Government Securities. The Fund may invest its assets in U.S. Government Securities, which include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. Government, such as Government National Mortgage Association certificates and Overseas Private Investment Corporation bonds, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Resolution Funding Corporation, Federal Financing Corporation, Small Business Administration and Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares. The Fund expects to invest in U.S. Government Securities as a means to satisfy the various collateral requirements required by its other types of investments.

Foreign Securities. The Fund may invest in foreign securities, including securities from emerging markets, if the Adviser believes such investment would be consistent with the Fund's investment objective. The same factors would be considered by the Adviser in selecting foreign securities as with domestic securities. Foreign securities investment presents special risks and considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. Each risk set forth in this section may be increased when the Fund is investing in emerging markets as discussed below.

 Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries illiquid and more volatile than investment in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

The Fund may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluation relative to the U.S. dollar in the currencies in which the Fund’s securities are quoted would reduce the Fund’s net asset value.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Foreign Exchange Risk and Currency Transactions.  The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by governments or central banks, or the failure to intervene, or by currency controls or political developments. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. It is very difficult to precisely match the forward contract amounts and the value of the securities involved. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of the Fund’s assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as counterparty to the transaction.

Commodities. The Fund may purchase or sell securities or other instruments that provide exposure to commodities. The Fund’s investments in commodities-linked instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. An unexpected surplus of a commodity caused by one of the aforementioned factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by one of the aforementioned factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity). The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

The Fund may focus its commodity-linked investments in a particular sector of the commodities market (such as gold, oil, metal or agricultural products). As a result, to the extent the Fund focuses its investments in a particular sector of the commodities market, the Fund may be more susceptible to risks associated with those sectors, including the risk of loss due to adverse economic, business or political developments affecting a particular sector.

Forwards, Futures and Options. As discussed in the Prospectus, the Fund expects to engage in certain transactions in forwards, options and futures contracts. The Fund may purchase and sell U.S. or foreign futures contracts, put and call options, and options on securities, futures contracts, stock indices and currencies. The discussion below provides additional information regarding the use of these instruments.

OTC derivative instruments (e.g. futures, options, forwards and swaps) involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code limit the use of derivative instruments. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Adviser’s use of derivative instruments will be advantageous to the Fund.

Regulatory Matters. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in forwards, futures and options currently imposed by the provisions of the 1940 Act.

The Adviser is registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that will apply with respect to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Adviser as the Fund’s CPO, the Adviser’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Adviser’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Fund, its investment strategies, or this SAI.

Forward Contracts. A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed upon price at a future date that is individually negotiated and privately traded by traders and their customers.

Futures and Options Transactions. The Fund may use futures and options contracts in any manner consistent with the Fund’s investment objective and as long as the use is consistent with relevant provisions of the 1940 Act. The Fund may use futures and options for speculative investment purposes as well as for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which the Fund invests. When investing for speculative purposes the Fund is attempting to enhance returns by gaining greater exposure to the movements of a particular stock, commodity, security index or currency. The Fund will enter into a derivative contract (such as a futures contract) when it believes the value of the underlying asset is different from the value assigned by the party seeking insurance for the future value of the underlying asset. When investing for speculative purposes the Fund is looking to buy an asset in the future at a low price according to a derivative contract when the future market price is high, or to sell an asset in the future at a high price according to a derivative contract when the future market price is low. The Fund may also use derivatives for hedging purposes. For example, the Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of the Fund’s portfolio securities. To the extent that there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk.

To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. The Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund sells futures to hedge the Fund’s portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.

Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

With respect to futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by designating or segregating on its records cash or liquid assets equal to the contract’s full, notional value. With respect to futures that are contractually required to “cash-settle,” however, the Fund is permitted to designate cash or liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any, rather than the notional value. By designating assets equal to only its net obligation under cash-settled forwards or futures the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the price of futures and the price of the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund will continue to be required to make daily cash payments of variation margin. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Risks of Options on Stock Indices. As discussed above, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes.

The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

Risks of Stock Index Futures. Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. A determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, applicability to the Fund’s stated objective, the liquidity offered by such contracts, the volatility of the underlying index and the correlation of the index to the Fund’s positions.

Unlike when the Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (e.g., U.S. Treasury bills) currently ranging from approximately 5% to 15% of the contract amount. This is called “initial margin.” Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund’s position less valuable. In all instances involving the purchase of stock index futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. Also, liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery and, to the extent participants decide to make or take delivery, liquidity in futures market could be reduced, thus producing further price distortions. In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Risks of Forward Foreign Currency Exchange Contracts.  Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. It is very difficult to precisely match the forward contract amounts and the value of the securities involved. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of the Fund’s assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as counterparty to the transaction.

Leveraging Activities and Borrowing Money. When the Adviser believes that market conditions are appropriate, the Fund may borrow money in order to take full advantage of available investment opportunities. This is the speculative activity known as “leveraging.” When the Fund uses leverage, it is possible the Fund could lose more than the amount invested. The Fund may “leverage” up to one-third of the value of its total assets, which includes the value of the borrowed assets. The Fund may borrow money from a bank in a privately arranged transaction to increase the money available to the Fund to invest in other assets when the Fund believes the return from such assets financed will be greater than the interest expense and other associated costs paid on the borrowing.

The risks of borrowing include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in all market conditions could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the Fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of the Fund or may be viewed as economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by the Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the borrowing transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The value of the Fund’s holdings in such instruments are marked-to-market daily to ensure proper coverage. The Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Fund may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories.

Illiquid Securities. The Fund typically will not purchase illiquid securities, but in the rare case that the Fund does so, it will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, the Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable. The Adviser will monitor the liquidity of the Fund’s investments in illiquid securities. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Trust’s Board of Trustees.

The Fund, if it invests in securities for which there is no ready market, may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the Adviser’s most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded.

Repurchase Agreements. The Fund may purchase securities pursuant to repurchase agreements. A repurchase agreement is considered a type of loan. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund’s custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Swap Agreements. The Fund may enter into interest rate, total return, equity and other swap agreements. To the extent the Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as to gain exposure to certain markets in the most economical way possible.

Generally, swap agreements are contracts between a fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap).

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.

Most types of swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of liquid assets, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because uncleared swap agreements are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, such swap agreements may be considered to be illiquid and subject to the Fund's limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Adviser may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. The Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Adviser attempts to use a swap as a substitute for a portfolio investment the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. Many swaps are complex and often valued subjectively.

Swaps Regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements in swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory clearing and exchange-trading is occurring on a phased-in basis based on CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements.

Equity Swaps. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component (“asset”) during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.

Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Fund’s current obligations (or are otherwise covered as permitted by applicable law), the Fund and the Adviser believe that these transactions do not constitute senior securities under the Act.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Total Return and Interest Rate Swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Currency Swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the swap transaction.

The Fund may also enter into currency swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the swap agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. With respect to currency swaps entered into on a net basis, the Fund will accrue the net amount of excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or other liquid assets having a value equal to the excess. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Adviser believes such obligations do not constitute “senior securities” under the Investment Company Act of 1940, as amended and accordingly, the Adviser will not treat them as being subject to the Fund’s borrowing restrictions.

The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if currency swaps were not used.

For purposes of applying the Fund’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Fund at market value. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Credit Default Swaps. The Fund may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs and the swap provides for physical settlement, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap. Alternatively, if the swap provides for cash settlement, the seller must pay the buyer the difference between par value and the market value of the reference obligation following the credit event. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk. Central clearing of certain swaps is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). The Fund’s risk of loss from credit and counterparty risk is mitigated in part by having a master netting agreement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Under a master netting agreement, all amounts with a counterparty are terminated and settled on a net basis if an event of default occurs. In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

For purposes of applying the Fund’s investment policies and restrictions (as stated in the Summary Prospectus, the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Structured Notes. Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured notes may be limited by restrictions contained in the 1940 Act. See “Investment Company Securities” above. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Wholly-Owned Subsidiary. The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest primarily (long and short) in commodity-linked financial instruments. Such commodity-linked financial instruments may include commodity futures, options, and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act and other investments. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary.

For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Ltd., P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Grand Cayman, Cayman Islands. The Subsidiary’s affairs are overseen by its own board of directors consisting of one director.

Risk of Potential Government Regulation of Swaps and Other Derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent a the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Investment Restrictions

The Fund's investment objective may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. In addition, the Fund (and the Subsidiary)is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. When used in this Statement of Additional Information and the Prospectus, a “majority” of the Fund’s outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries.

For purposes of this policy, the Fund will use the Standard Industrial Classification codes for industry classifications.

2. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33 1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

3. Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

4. Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

5. Purchase securities of companies for the purpose of exercising control.

6. Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

7. Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. The Fund does not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 2 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund’s investments or in the net assets of the Fund will not constitute a violation of such percentage limitation. The investment limitations will be applied to the total assets of the Fund, disregarding the separate legal existence of the Subsidiary.

Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The portfolio turnover rate for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund's shareholders.

The Fund expects to invest a significant percentage of its assets in derivative instruments and instruments with maturities of one year or less. These instruments, based on industry practice, are not included in the calculation of the Fund’s portfolio turnover rate and if these instruments were included in the calculation, the Fund would have a high turnover rate. For the fiscal periods ended October 31, 2013, 2014 and 2015, the Fund’s annualized portfolio turnover rate was 0%. If these instruments were included in the calculation, the Fund would have a high portfolio turnover rate (typically greater than 500%).

CALCULATION OF NET ASSET VALUE

The net asset value (“NAV”) of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate the Fund’s NAV, its assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. For purposes of computing the NAV of a Fund, securities are valued as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices on the NYSE or other primary exchange. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices as reported by NASDAQ. Option contracts are valued at the closing price as quoted on the exchanges on which they are primarily traded. If no closing price is readily available at the time of valuation, the option will be valued at the closing bid price for that day.

Fixed income securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees. The independent pricing service will employ methodologies that they believe are appropriate, including actual market transactions, broker-dealer supplied valuations, matrix pricing, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

Futures contracts that trade on exchanges that close at 4:00 p.m. Eastern time are valued at their closing price as quoted on their primary exchange. Futures contracts that trade on exchanges that close before 4:00 p.m. Eastern time are valued at their last sale price as of the close of regular trading on their primary exchange. Futures contracts that trade on exchanges that close after 4:00 p.m. Eastern time are valued at their last sale price on their primary exchange as of the close of the NYSE. If no closing price is readily available at the time of valuation, the futures contract will be valued at the closing bid price for that day as reported by the primary exchange. Prices for these futures contracts are monitored daily by the Adviser until 4:00 p.m. Eastern time to determine if fair valuation is required.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by an independent pricing agent of the NYSE close each day. Equity, total return and commodity swap contracts are valued at fair value, based on the price of the underlying referenced instrument. Credit default swaps are valued daily primarily using independent pricing services or market makers. Interest rate swap contracts are valued at fair value as determined by an independent pricing service based on various valuation models which consider the terms underlying contracts and market data inputs received from third parties.

When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees. The Fund also may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. When fair value pricing is used, the prices of the securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

If the Fund holds securities listed primarily on a foreign exchange that trades on days on which the Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

With respect to any portion of the Fund’s assets that are invested in one or more open-end registered management investment companies (known as RICs), the Fund’s NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain in their prospectus the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered for sale on a continuous basis and are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form. Shares of the Fund may be exchanged for shares of other mutual funds managed by the Adviser. Shareholders may exchange their Fund shares for shares of the TFS Market Neutral Fund and/or the TFS Small Cap Fund.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the “SEC”); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of a Fund. In this event, the securities would be valued in the same manner as a Fund’s net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, an exchange or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transac-tions in the shareholder account during the calendar year to date.

Automatic Investment Plan and Direct Deposit Plans. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

Your employer may offer a direct deposit plan which will allow you to have all or portion of your paycheck transferred automatically to purchase shares of the Fund. Please call 1-888-534-2001 for more information.

Automatic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application or are available by calling the Transfer Agent. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Transfer Agent and the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon thirty days' written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-888-534-2001, or by writing to:

TFS Capital Investment Trust
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

MANAGEMENT OF THE TRUST

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

The Trust is managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom (the “Independent Trustees”) are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Independent Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust are not compensated by the Trust for performing the duties of their offices.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies**	Number of Portfolios in Fund Complex Overseen by Trustee***
Interested Trustees:
*Larry S. Eiben 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1972	Since January 2004	Trustee	Owner of TFS Capital LLC	3
Independent Trustees:
Gregory R. Owens 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1966	Since October 2011	Trustee	Managing Director with The Fahrenheit Group since April 2015; Finance Executive with Capital One Financial Corp. 1996 to 2015; CPA & auditor with Arthur Andersen & Co. 1988 to 1994	3
Mark J. Malone 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1966	Since June 2004	Trustee	Managing Director of Guggenheim Securities, LLC since February 2015; Managing Director of Janney Capital Markets from December 2013 to February 2015; Managing Director of Lazard Capital Markets from March 2008 to December 2013	3
Brian O’Connell 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1959	Since June 2004	Trustee	Independent writer/author	3
Executive Officers:
Eric S. Newman 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1974	Since January 2015	President	Owner, Co-Portfolio Manager and Chief Investment Officer of TFS Capital, LLC
Kevin J. Gates 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1971	Since October 2011	Vice President	Owner and Co-Portfolio Manager of TFS Capital LLC
Richard J. Gates 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380 Year of Birth: 1971	Since October 2011	Vice President	Owner and Co-Portfolio Manager of TFS Capital LLC
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since June 2004	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since June 2004	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Wade R. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since June 2011	Secretary	Director of Administration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC
David D. Jones 442 Fleming Street, Suite 7 Key West, Florida 33040 Year of Birth: 1957	Since December 2007	Chief Compliance Officer	Managing Member of Drake Compliance, LLC

*	Larry S. Eiben is an affiliated person of TFS Capital LLC, the Trust’s investment adviser, and is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
**	None of the Trustees are directors of public companies.
***	The Fund Complex consists of the Fund, TFS Market Neutral Fund and TFS Small Cap Fund.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of five Trustees, three of whom are Independent Trustees. The Board is responsible for the oversight of the Trust and is responsible for overseeing the Adviser and the Trust’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management. The Independent Trustees have engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by Larry S. Eiben. Mr. Eiben is a principal of the Adviser and an interested Trustee of the Funds. Mr. Eiben has served as an interested Trustee since the Trust’s inception and has served in various leadership capacities at the Adviser since its formation in October of 1997. Mr. Eiben participates with officers of the Adviser, the Trust’s service providers and independent legal counsel in setting the agenda for each Board meeting. Mr. Eiben also serves with other officers of the Adviser and other Trustees as the Board’s liaison with the various service providers. Mr. Eric S. Newman, President of the Trust, Chief Investment Officer of the Adviser and Co-Portfolio Manager to the Funds works closely with the Board regarding the Funds’ investment operations. Mr. Newman provides quarterly updates on Fund performance which include updates relating to the investment models used to manage the Funds’ assets. Additional principals and employees of the Adviser participate in Board meetings from time to time to provide information regarding trading, distribution and operations.

The Board of Trustees has not appointed a lead “independent trustee.” It was determined by the Board that due to its size ( four Trustees) and the size of the fund complex (three Funds), it is not necessary to appoint a lead “independent trustee.”  The Independent Trustees believe that they have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Funds.

The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Messrs. Eiben and Newman, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management and legal counsel.

Board Committees. The Board has established an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee (“QLCC”). The Board of Trustees has determined that its committees help ensure that the Funds have effective and independent governance and oversight. The members of the Audit Committee, the Nominating Committee and the QLCC are the three Independent Trustees: Gregory R. Owens, Mark J. Malone and Brian O’Connell. Mr. Owens serves as the Chairman of the Audit Committee and works closely with the Trust’s service providers and independent legal counsel in setting the agendas for the Audit Committee meetings. Mr. Owens presides at all meetings of the Audit Committee. The Audit Committee Chairman facilitates communications and coordination between the members of the Audit Committee and Trust management with respect to the matters overseen by the Audit Committee. Mr. Owens also serves as liaison between the Board and the Trust’s independent registered public accounting firm.

Audit Committee. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It also selects the Trust’s independent registered public accounting firm, reviews the methods, scope, and results of the audits, approves the fees charged for audit and non-audit services, and reviews the Trust’s internal accounting procedures and controls. The Audit Committee met two times during the fiscal year ended October 31, 2015 .

Nominating Committee. The Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee does not currently consider nominees recommended by shareholders. The Nominating Committee meets as necessary and did not meet during the fiscal year ended October 31, 2015 .

Qualified Legal Compliance Committee. The QLCC is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, material breaches of fiduciary duty or similar material violations. The QLCC meets as necessary and did not meet during the fiscal year ended October 31, 2015 .

Qualifications of the Trustees. The Nominating Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust. The Board has concluded, based on each Trustee’s experience, qualifications, attributes and skills, on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

• Larry S. Eiben, an Owner of the Adviser, served as Chief Operating Officer from 1997 to July 1, 2014. Mr. Eiben served as Co-Portfolio Manager of the Adviser from 1997 to February 28, 2015. Mr. Eiben served as Chief Compliance Officer of the Adviser from 1997 through May 2012. In addition, Mr. Eiben served as Co-Portfolio Manager of the Fund from its inception through February 28, 2015. Mr. Eiben holds a B.S. degree in Commerce, with concentration in Finance, from the University of Virginia. Mr. Eiben has served as Trustee of the Trust since 2004 and served as President of the Trust from inception through January 2015. The Board has concluded that Mr. Eiben is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

• Gregory R. Owens is an independent financial strategy consultant and Managing Director with The Fahrenheit Group in Richmond, VA. Mr. Owens served as an executive in the Finance organization of Capital One Financial Corporation from 1996 to March 2015. He holds a B.S. in Accounting from The Pennsylvania State University and Masters in Business Administration from the University of Richmond. In addition, he is a former Certified Public Accountant in the audit practice of Arthur Andersen & Co. from 1988 to 1994. Mr. Owens has been a Trustee of the Trust since October 2011. The Board has concluded that Mr. Owens is suitable to serve as a Trustee because of his business and finance acumen and academic background.

• Mark J. Malone has been Managing Director of Guggenheim Securities, LLC since February 2015. Mr. Malone served as Managing Director of Janney Capital Markets from December 2013 to February 2015. From March 2008 to December 2013, he was a Managing Director of Lazard Capital Markets since March 2008. From April 2006 to March 2008, he served as Managing Director of Institutional Sales of Morgan Keegan & Company, Inc. Mr. Malone holds a B.S. in Business Administration from the University of Richmond. He has been a Trustee of the Trust since 2004. The Board has concluded that Mr. Malone is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

• Brian O’Connell has been a freelance writer covering business news and trends in the financial, Internet and technology sectors since 1994. Prior to 1994 Mr. O’Connell was a senior writer and/or editor of several financial publications. From 1983 to 1989, Mr. O’Connell worked on the Philadelphia Stock Exchange and on the fixed income trading desk of the Delaware Funds as a bond trader. Mr. O’Connell has authored 10 books on various financial topics and has appeared as an expert commentator on business issues for networks such as CNN, Fox News, Bloomberg and other broadcast media outlets. Mr. O’Connell holds a B.A. degree in Journalism from the University of Massachusetts. He has been a Trustee of the Trust since 2004. The Board has concluded that Mr. O’Connell is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust and his professional investment and business experience and academic background.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Fund is subject to a number of risks, such as investment risk, credit risk, liquidity risk, counter-party risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Fund, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the Trust’s service providers.

The Board exercises oversight of the risk management process through the Board itself and through its Committee structure. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer, to regularly report to the Board and the Committees on a variety of matters, including matters relating to risk management. The Board and the Audit Committee receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust’s Chief Compliance Officer, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its service providers.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Fund, including the Fund’s investment performance, as well as reports regarding the valuation of the Fund’s securities. The Board also receives quarterly reports on purchases and redemptions of Fund shares. In addition, in its annual review of the Fund’s investment advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds overseen by the Board and the effectiveness of the Board’s committee structure.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the Adviser and other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all Funds within the complex overseen by the Trustee. Information is provided as of December 31, 2015 .

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee*
Interested Trustees:
Larry S. Eiben	Over $100,000	Over $100,000
Independent Trustees:
Mark J. Malone	$50,001 - $100,000	Over $100,000
Gregory R. Owens	$10,001 - $50,000	Over $100,000
Brian O’Connell	None	$1 - $10,000

*	The Fund Complex is comprised of the Fund and the TFS Market Neutral Fund and the TFS Small Cap Fund.

As of February 1, 2016 , the officers and the Trustees of the Trust, in the aggregate, owned of record and beneficially 21.7% of the outstanding shares of the Fund.

Trustee Compensation. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Funds for serving as an officer or Trustee of the Trust. Each Independent Trustee receives from the Trust an annual retainer of $20,000 payable in quarterly installments; a fee of $7,500 for attending an in-person meeting; a fee of $2,500 for attending a telephone meeting; and $1,500 for attending special meetings of the Board held by telephone; plus reimbursement of travel and other expenses incurred in attending meetings. The Chairman of the Audit Committee received an additional fee of $1,000 for each Audit Committee meeting attended. The following table provides the compensation paid by the Fund and all the Funds that make up the Trust the total com to each of the Trustees during the fiscal year ended October 31, 2015 :

Trustee	Aggregate Compensation Paid from Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex*
Larry S. Eiben	$0	N/A	N/A	$ 0
Mark J. Malone	$13,333	N/A	N/A	$40,000
Brian O’Connell	$13,333	N/A	N/A	$40,000
Gregory R. Owens	$13,667	N/A	N/A	$41,000

*	The Trust is comprised of three series , including the Fund, which constitutes the “Fund Complex.” Total compensation for service to the Fund and Fund Complex represents the aggregate compensation paid by all three series of the Trust.

INVESTMENT ADVISER

TFS Capital LLC (the "Adviser"), 10 North High Street, Suite 500, West Chester, Pennsylvania 19380, is a registered investment adviser founded in 1997 and serves as investment adviser to the Fund. Subject to the investment objectives and policies approved by the Trustees of the Trust, the Adviser manages the Fund’s portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund’s investment program. The Fund’s Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Effective January 1, 2014, the Fund pays the Adviser a monthly fee at the annual rate of 1.50% of its average daily net assets for its services to the Fund and the Subsidiary. Prior to January 1, 2014 the Fund paid the Adviser a monthly fee at the annual rate of 2.00% of its average daily net assets for its services to the Fund and the Subsidiary. The following table provides compensation payable to the Adviser by the Fund, advisory fee reductions and advisory fees received by the Adviser during the last two fiscal periods.

Fiscal Period Ended	Advisory Fees Accrued by Fund	Advisory Fee Reductions	Advisory Fees Received by the Adviser
October 31, 2015	$321,855	$233,949	$87,906
October 31, 2014	$874,956	$157,600	$717,356
October 31, 2013	$2,234,323	$58,934	$2,175,389

Effective January 1, 2014, the Adviser has agreed (for the life of the Fund) to reduce its investment advisory fees and to absorb the Fund’s expenses to the extent necessary to limit aggregate annual ordinary operating expenses (excluding brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund Fees and Expenses, and extraordinary expenses) to 1.80% of average daily net assets of the Fund. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the 1.80% limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. The agreement may be terminated by either the Fund or the Adviser upon not less than 60 days’ prior written notice to the other party, provided, however, that (1) the Adviser may not terminate this agreement without the approval of the Board of Trustees, and (2) the agreement will terminate automatically if, as and when the Adviser ceases to serve as investment adviser of the Fund. Prior to January 1, 2014, the Adviser had agreed to reduce its investment advisory fees and to absorb the Fund’s expenses to the extent necessary to limit aggregate annual ordinary operating expenses (excluding brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund Fees and Expenses, and extraordinary expenses) to 2.30% of average daily net assets of the Fund. As of October 31, 2015 , the Adviser may recapture the following amounts no later than the dates as stated below:

	October 31, 2016	October 31, 2017	October 31, 2018
TFS Hedged Futures Fund	$58,934	$157,600	$233,949

The Adviser may, from time to time, make payments to financial intermediaries for certain distribution, sub-administration, sub-transfer agency or other shareholder services provided to Fund shareholders whose shares are held of record in certain omnibus accounts and other group accounts (e.g., a fund “supermarket” account). These payments are made directly from the Adviser’s resources and are not reimbursed by the Fund.

The Adviser also serves as the investment adviser to the Subsidiary pursuant to a separate investment advisory agreement. For its services to the Subsidiary, the Adviser does not receive additional compensation. The Subsidiary, TFS Hedged Futures Strategy Offshore Fund Ltd., is wholly-owned and controlled by TFS Hedged Futures Fund. The Subsidiary was organized under the laws of the Cayman Islands as an exempted company.

Portfolio Management Committee

Other Accounts Managed (as of October 31, 2015 )

The members of the Portfolio Management Committee are collectively responsible for the day-to-day management of other advisory accounts, as indicated in the following table. The TFS Market Neutral Fund and TFS Small Cap Fund are included in the table below under the section, Registered Investment Companies.

Name of Portfolio Management Committee Member	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Advisory Fee Based on Performance	Total Assets of Other Accounts with Advisory Fee Based on Performance
Kevin J. Gates	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 2 0	$883.2 million $80.2 million $ 0	0 2 0	$ 0 $80.2 million $ 0
Richard J. Gates	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 2 0	$883.2 million $80.2 million $ 0	0 2 0	$ 0 $80.2 million $ 0
Eric S. Newman	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 2 0	$883.2 million $80.2 million $ 0	0 2 0	$ 0 $80.2 million $ 0
David S. Hall	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 2 0	$883.2 million $80.2 million $ 0	0 2 0	$ 0 $80.2 million $ 0

Potential Conflicts of Interest

Compensation structures for the Adviser may vary between clients. Two private investment funds managed by the Adviser pay performance-based fees, whereas the Fund does not. Performance-based fees are generally considered to present a conflict of interest in that the Adviser may be inclined to allocate better performing trades to clients paying performance-based fees in order to realize greater compensation. To avoid this issue, the Adviser has developed trading procedures to mitigate the potential for abuse. Specifically, the Adviser averages the execution price of a given security if the security is traded across multiple clients in a given day. Also, the Adviser allocates limited investment opportunities to clients’ pro-rata according to each client’s order size.

Compensation

The Adviser uses a team approach in the management of all its client accounts, including the Fund. Compensation to the members of the Portfolio Management Committee is derived primarily by the profits of the Adviser. As such, performance and asset levels of the Fund will directly affect the profits of the Adviser. No Committee member is compensated directly based upon the asset levels of the Fund.

Messrs. Gates, Gates and Newman are managing members of the Adviser. Each receives a fixed salary, adjusted annually, and any pass-through income or loss from the Adviser’s business. Salary levels are established annually based upon industry data for individuals providing similar services.

Mr. Hall is compensated based upon the profits of the Adviser.

The Adviser also maintains a profit sharing plan, with discretionary annual contributions to all eligible employees.

Ownership of Fund Shares

 The following table indicates the dollar range of securities of the Fund beneficially owned by the members of the Portfolio Management Committee as of October 31, 2015 :

Name of Portfolio Management Committee Member	Dollar Value of Fund Shares Beneficially Owned
Kevin J. Gates	Over $1,000,000
Richard J. Gates	Over $1,000,000
Eric S. Newman	Over $1,000,000
David S. Hall	$1 - $10,000

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreements, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund and the Subsidiary (hereafter, the “Fund”) and which brokers will execute portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser. Any other managed account may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is on the same day on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser is to average the execution price of a given security. In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.

The following table reflects the aggregate brokerage commissions paid by the Fund during each of the last three fiscal periods:

Fiscal Period Ended	TFS Hedged Futures Fund
October 31, 2015	$55,397
October 31, 2014	$108,064
October 31, 2013	$236,432

 The aggregate dollar amount of brokerage commissions paid by the Fund for the fiscal year ended October 31, 2015 was lower than the aggregate brokerage commissions paid for the fiscal year ended October 31, 2013 due to a reduction in shareholder redemption activity.
The Board has adopted procedures pursuant to Section 17(e) of the 1940 Act, and Rule 17e-1 under the 1940 Act, that permit portfolio transactions to be executed through an affiliated broker. During the fiscal periods ended October 31, 2015 , 2014 and 2013, the Fund paid brokerage commissions of $0 , $26,942 and $157,306, respectively, to Interactive Brokers LLC (“IB”). Richard J. Gates, a principal of the Adviser and a Vice President of the Trust, serves as an independent Director of IB. Based on a factual determination by the Adviser that Mr. Gates does not have a controlling influence over IB’s management or policies, the Adviser does not believe that IB is an affiliate, or an affiliate of an affiliate, of the Trust. Nevertheless, the Adviser and the Trust have determined to subject any transactions between the Fund and IB to the same procedures that would be applicable if such transactions were subject to affiliated broker provisions of Rule 17(e)-1.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund and the Subsidiary (hereafter, the “Fund”) pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the "Service Agreements").

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--            prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

--            assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--            arranges for the dissemination to shareholders of the Fund’s proxy materials and oversees the tabulation of proxies;

--            determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund’s custodian with such information as is required to effect the payment of dividends and distributions;

--            oversees the preparation and filing of the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

--            assists in monitoring compliance of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and

--            makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share; calculation of the dividend and capital gain distributions; reconciles cash movements with the custodian; verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for each of the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent for the Fund and the Subsidiary, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. For its services as Administrator, the Fund pays Ultimus an administration fee, calculated daily and paid monthly, based on the average daily net assets of the Fund, subject to a monthly minimum fee. For services as Fund Accountant, the Fund pays Ultimus a minimum monthly fund accounting fee, plus a fee based on the Fund’s average daily net assets. The Fund also pays a transaction fee for portfolio trades that exceed the contracted monthly portfolio trade limit.  For services as Transfer Agent, the Fund pays Ultimus an annual per account fee, subject to a monthly minimum fee.

The following table reflects the fees paid to Ultimus by the Fund during each of the last three fiscal years :

Fiscal Year Ended	Administration Fees	Fund Accounting Fees	Transfer Agent Fees
October 31, 2015	$60,000	$40,110	$18,000
October 31, 2014	$60,000	$49,277	$23,649
October 31, 2013	$84,169	$61,715	$38,415

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect for successive one-year periods. The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Trust’s principal underwriter and the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

Custodian

UMB Bank, N.A., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, serves as custodian to the Trust pursuant to a Custody Agreement. UMB Bank's responsibilities include safeguarding and controlling the Fund’s and the Subsidiary’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s and Subsidiary’s investments.

Independent Registered Public Accounting Firm

The Trust has selected Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45201, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Fund for the fiscal year ending October 31, 2016.

Trust Counsel

The Trust has retained Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, to serve as counsel for the Trust and counsel to the Independent Trustees.

Compliance Consultant

The Trust has entered into a Compliance Consulting Agreement with Drake Compliance, LLC (“Drake”). Drake provides ongoing regulatory compliance consulting, monitoring and reporting services for the Trust. In addition, a principal of Drake serves as the Trust’s Chief Compliance Officer. For these services, Drake receives a monthly compliance fee from the Trust and is reimbursed for certain out-of-pocket expenses, including postage and supplies and travel expenses. These fees are allocated such that 50% of the Trust’s monthly fee is split evenly between each series of the Trust and the remaining 50% of the fee is allocated based on each series relative net assets. For the fiscal years ended October, 31, 2015 , 2014 and 2013, the Fund paid Drake $10,368 , $11,670 and $12,594, respectively.

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on February 9, 2004. The Trust’s Agreement and Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

Trustee Liability

The Agreement and Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Agreement and Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The By-Laws of the Trust contain a forum selection clause which provides that any court action against or on behalf of the Trust be brought in the Court of Common Pleas Commercial Docket in Hamilton County, Ohio, which handles complex business and commercial disputes. The By-Laws also define what actions may be brought directly by shareholders and which must be brought derivatively on behalf of the Trust and require that the Court refer to mandatory arbitration all direct shareholder claims except for those asserting fraud in connection with the purchase or sale of shares. The purpose of this forum selection provision is to provide for efficient and equitable disposition of legal proceedings by courts and arbitrators with expertise in the applicable Ohio law.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund’s planned portfolio transactions. Each of these parties monitors compliance with its Code of Ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted a Proxy Voting Policy that describes how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policy of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-888-534-2001, or on the SEC’s website at http:// www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

The Fund’s ten largest portfolio holdings as of the end of each month is included as part of a Fund Summary which is posted at www.tfscapital.com. The Fund Summary is typically posted to the website within 15 days of the end of each month. The website is open to the general public.

Information regarding Portfolio Securities and other information regarding the investment activities of the Fund is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. The Fund will provide portfolio information to three different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer (“CCO”) of the Trust. The CCO concluded that this non-public disclosure was in the best interest of shareholders and serves a legitimate business interest of the Fund. In each instance where portfolio information is disclosed to these organizations, a minimum 60-day lag exists.

Below is a table listing the organizations that will receive non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, security description, shares/par, market value	Provided quarterly, with a 60-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, security description, shares/par
Provided quarterly, with a 60-day lag. No formal conditions or restrictions. Lipper has indicated that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, shares/par, market value
Provided monthly, with a 60-day lag. No formal conditions or restrictions. Bloomberg has indicated that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None

The Board of Trustees, in consultation with the CCO, has concluded that providing non-public portfolio information to these rating or ranking organizations does not pose a significant risk to the Fund or its shareholders.

•
The Fund provides portfolio information to certain mutual fund supermarkets and/or distribution platforms. These organizations make the Fund available to their clients. Each disclosure arrangement has been approved by the CCO of the Fund. The CCO found that this non-public disclosure was in the best interest of shareholders and serves a legitimate business interest of the Fund. In each instance where portfolio information is disclosed to these organizations, a minimum 60-day lag exists.

•
The Fund may disclose holdings information to an issuer in which the Fund invests, upon written request, in connection with such issuer's compliance with tax or other regulatory requirements, provided that such disclosure may only be provided on a 60- day lag and only to the extent necessary to meet the relevant tax or other regulatory requirement.

•
These policies relating to disclosure of the Fund’s portfolio securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, which are the Fund’s administrator, distributor, custodian, legal counsel, auditor, pricing services, financial printers/typesetters and proxy voting service, or to brokers and dealers in connection with the Fund’s purchase and sale of portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

Below is a table that lists each service provider receiving non-public portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of portfolio information.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and transfer agent	Daily	Contractual and Ethical
Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Compliance Firm	Daily/Monthly	Contractual and Ethical
Printers/Typesetters	Twice a year, during printing of semi-annual and annual financial reports	Ethical
Proxy Voting Service	No direct access – receive proxies directly from custodian	Contractual and Ethical
Auditor	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Broker/dealers through which a Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to a Fund’s entire portfolio	Contractual and Ethical

The Board of Trustees has determined that the Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above, including those where contractual obligations between the Fund and the party do not exist.

•
The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to adversely affect the Fund or any shareholder of the Fund.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

•
The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the CCO shall provide the Board of Trustees with a written report as to compliance with these policies.

Principal Holders of Fund Shares

As of February 1, 2016 , the following persons owned of record 5% or more of the outstanding shares of the Fund:

Investor name and address	Number of Shares	% of Fund Shares	Type of Ownership
Richard J. Gates Various Accounts 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380	136,668.349	8.34%	Beneficial
First Clearing, LLC FBO its Client 2801 Market Street Saint Louis, Missouri 63103	102,416.404	6.25%	Record
Julia Flanagan Gates 10 N. High Street, Suite 500 West Chester, Pennsylvania 19380	100,000.100	6.10%	Beneficial
Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	82,403.147	5.03%	Record

ADDITIONAL TAX INFORMATION

The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with the Code. Depending on the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals.

To qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. There is no limitation on the number of years to which capital losses may be carried. As of October 31, 2015, the Fund has the following capital loss carryforwards:

Capital loss carryforward – short term	$368,976
Capital loss carryforward – long term	$567,975
Total capital loss carryforwards	$936,951

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. Currently, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $415,050 ($466,950 for married taxpayers, $441,000 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in the new tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Certain U.S. shareholders, including individuals and estates and trusts, whose income exceeds certain levels will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction”. A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain threshholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

Futures, Options and Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium it received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring such Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain U.S. exchange-traded options, futures contracts and certain forward currency contracts in which the Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund or by the Subsidiary of the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the close of the taxable year, if certain conditions are met.

Currency Fluctuations. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in foreign currency and the time such Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain options, futures and foreign currency contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Options, Futures, Forward Contracts and Swap Agreements. To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies. When the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to the Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to such Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

The Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the passive foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, the Fund may be able to elect to mark to market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each tax year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net marked-to-market gains reported in prior years.

Foreign Withholding Taxes. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year if the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to the Fund’s shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular U.S. federal tax and/or alternative minimum tax.

Wholly Owned Subsidiary. The Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the "Safe Harbor") pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are "of a kind customarily dealt in on an organized commodity exchange" if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary's securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary's gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such. In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as "portfolio interest." The term "portfolio interest" generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest. The Subsidiary will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a "U.S. Shareholder" for purposes of the controlled foreign corporation ("CFC") provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by "U.S. Shareholders." Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a "U.S. Shareholder" and the Subsidiary will be a CFC. As a "U.S. Shareholder," the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary's "subpart F income" (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income." "Subpart F income" generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. "Subpart F income" also includes the excess of gains over losses from transactions (including futures, forwards and similar transactions) in any commodities. The Fund's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed "subpart F income," and will correspondingly reduce the Fund's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income. In general, each "U.S. Shareholder" is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a "U.S. Shareholder" may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

Federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares.

In response to this federal law, the Fund chose “average cost”, which is the mutual fund industry standard, as the Fund’s default tax lot identification for all shareholders. Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares. Please keep in mind the Fund is not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

* * *

Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

CALCULATION OF PERFORMANCE DATA

From time to time performance information for the Fund showing its average annual total returns may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total returns of the Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. If the Adviser waives all or a part of its fees, the total return of the Fund will be higher than it would be in the absence of such waiver.

Calculation of Average Annual Total Return

Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result. The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on the Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The table below shows the Fund’s average annual total returns for periods ended October 31, 2015 :

TFS Hedged Futures Fund
1 Year	6.78%
Since Inception	2.04%

Other Quotations of Total Return

The Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

Performance Comparisons

Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Barclays Capital, Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4)descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for the year ended October 31, 2015 and the report thereon of Ernst & Young LLP, the Trust’s independent registered public accounting firm, included in the 2015 Annual Report of the Funds, are incorporated herein by reference. An investor may obtain a copy of the Annual Report without charge by writing to the Trust at the address on the cover of this SAI or calling 888-534-2001. The Annual Report is also available for download at the Fund’s website (www.tfscapital.com) or at www.sec.gov.

APPENDIX A
TFS Capital LLC
Proxy Voting Policy

Last Update: May 31, 2013

Purpose. The purpose of the policy is to describe voting procedures pertaining to all accounts over which TFS Capital LLC (“TFS”) has discretionary control and the authority to vote on proxies, which includes the TFS Market Neutral Fund, the TFS Hedged Futures Fund and the TFS Small Cap Fund (the “Funds”) and its hedge fund clients.

This Proxy Voting Policy (the “Policy”) is designed to ensure that TFS and the Funds comply with the requirements under federal securities laws.  Proxy voting will be performed in an effort to act in the best interests of TFS’s clients including, without limitation, the Funds.

Definition of a Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Materiality Threshold (applies to all clients except the Funds). TFS may, but is not obligated to, abstain from voting proxies if the proxy vote pertains to a security that represents less than or equal to 5% of a given client’s overall assets under TFS’s discretionary control. TFS believes the use of a materiality threshold is in the best interest of its clients because it will enable TFS to use discretion and potentially avoid devoting its limited resources to researching issues relevant to proxy votes that are unlikely to have a material impact on a given client’s account. A major consideration in developing this policy is the fact that equity shares in accounts for which TFS serves as portfolio manager are generally held for very short periods of time before portfolios are reallocated. The frequent reallocation and corresponding portfolio turnover further minimizes the chance that proxy votes will have a material impact for a given client.

TFS is not obligated to vote proxies on securities which the Funds have sold prior to receipt of the proxy materials. TFS does not believe it is in the Funds’ best interest to dedicate resources to researching proxy issues when the Funds no longer hold the position and may never re-purchase the security.

Use of Electronic Voting Platforms. TFS may, as deemed appropriate, engage a third-party to vote on behalf of clients or utilize an electronic voting platform to submit vote decisions in an automated manner. When using an electronic voting platform, TFS may rely fully on the platform’s decision-support tools (i.e., TFS may establish a standing set of vote instructions guided by the platform’s decision-support tools that will be implemented in an automated manner). The vote decision-support on these voting platforms is typically derived from either the proprietary analysis of the platform provider or from crowd-sourced data that is gathered from one or more unaffiliated third-parties.

Proxy Voting for the Funds (i.e., Mutual Fund Clients). TFS has decided that all proxies received on behalf of the Funds, regardless of the size of the Funds’ position, should be voted. TFS may delegate this authority to an outside firm that specializes in voting proxies. Pursuant to this authority, TFS has delegated Glass, Lewis & Co., LLC (“GL”) to vote proxies on behalf of the Funds. GL votes proxies in accordance with its default “pro-shareholder” policy that is subject to ongoing update and enhancement. TFS has the ability to use its discretion to deviate from the default policy and may do so if it deems that a change will be in the best interest of shareholders.

Summary of the Glass Lewis Voting Policy and Analysis Methodology

•	Voting recommendations are supported by a team of highly-educated multi-disciplinary research analysts with degrees in accounting, business, finance, law and other relevant areas;
•
The research is fully independent and objective (i.e., GL is not in the business of providing consulting services to public companies and can therefore focus solely on the best interests of investors);

•	The focus of the research is the economic and financial consequences of voting with the goal of improving medium to long-term value and mitigating risk;
•	The approach is to look at each company individually and determine what is in the best interests of the shareholders of each particular company;
•
Research on proxies covers more than just corporate governance; GL analyzes company financials, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

The complete Glass Lewis Proxy Voting Policy is available upon request.

Monitoring and Resolving Conflicts of Interest. TFS is responsible for monitoring and resolving possible material conflicts between the interests of TFS and those of its clients with respect to proxy voting. As such, TFS performs periodic reviews, as deemed necessary, to ensure that its proxy voting is not influenced by interests other than those of its clients. Because TFS’s voting guidelines with respect to Fund clients are the default “pro shareholder” guidelines from GL, an independent third-party organization, application of the TFS guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, TFS will review the GL policy periodically to determine whether the voting rationale appears reasonable. With respect to personal conflicts of interest, TFS’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of its clients and restricts their ability to engage in certain outside business activities. Issues related to possible conflicts of interest are referred to the Chief Compliance Officer of the Funds.

PART C.	OTHER INFORMATION

Item 28. Exhibits

(a)	Agreement and Declaration of Trust – Incorporated herein by reference to Registrant’s initial Registration Statement filed on March 16, 2004

(b)	(i)	Bylaws – Incorporated herein by reference to Registrant’s initial Registration Statement filed on March 16, 2004

(a)	First Amendment to the Bylaws – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on March 2, 2015
(b)	Amended Bylaws, December 2015 – Filed herewith

(c)	Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)	(i)	Investment Advisory Agreement with TFS Capital LLC on behalf of TFS Market Neutral Fund – Incorporated herein by reference to Registrant’s initial Registration Statement filed on March 16, 2004

(a)
First Amendment to Investment Advisory Agreement with TFS Capital LLC on behalf of TFS Market Neutral Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15 filed on February 28, 2012

(b)
Second Amendment to Investment Advisory Agreement with TFS Capital LLC on behalf of TFS Market Neutral Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 19 filed on February 28, 2014

(ii)	Amended Investment Advisory Agreement with TFS Capital LLC on behalf of TFS Small Cap Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on March 1, 2010

(a)
First Amendment to Investment Advisory Agreement with TFS Capital LLC on behalf of TFS Small Cap Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 19 filed on February 28, 2014

(iii)	Investment Advisory Agreement with TFS Hedged Futures Fund on behalf of TFS Capital LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 14 filed on December 19, 2011

(a)
First Amendment to Investment Advisory Agreement with TFS Capital LLC on behalf of TFS Hedged Futures Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 19 filed on February 28, 2014

(iv)	Investment Advisory Agreement with TFS Hedged Futures Strategy Offshore Fund Ltd. on behalf of TFS Capital LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 14 filed on December 19, 2011

(e)	Distribution Agreement with Ultimus Fund Distributors, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 17 filed on March 1, 2013

(f)	Inapplicable

(g)	(i)	Custody Agreement for TFS Capital Investment Trust with UMB Bank, N.A. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 3 filed on December 22, 2005

(ii)	Custody Agreement for TFS Hedged Futures Strategy Offshore Fund Ltd. with UMB Bank, N.A. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15 filed on February 28, 2012

(h)	(i)	Expense Limitation Agreement for TFS Market Neutral Fund with TFS Capital LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 19 filed on February 28, 2014

(ii)	Expense Limitation Agreement for TFS Small Cap Fund with TFS Capital LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 19 filed on February 28, 2014

(iii)	Expense Limitation Agreement for TFS Hedged Futures Fund with TFS Capital LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 19 filed on February 28, 2014

(iv)	Administration Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 filed on October 27, 2006

(a)	Amendment to Administration Agreement – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 14 filed on December 19, 2011

(v)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 filed on October 27, 2006

(a)	Amendment to Transfer Agent and Shareholder Services Agreement – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 filed on December 30, 2009

(vi)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7 filed on October 28, 2008

(a)	Amendment to Fund Accounting Agreement – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 14 filed on December 19, 2011

(i)	Opinion of Counsel – Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 3 filed on July 14, 2004

(j)	(i)	Consent of Independent Registered Public Accounting Firm – Filed herewith

(ii)	Tax Opinion from Sullivan & Worcester LLP regarding TFS Hedged Futures Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 15 filed on February 28, 2012

(k)	Inapplicable

(l)	Initial Capital Agreement – Incorporated herein by reference to Registrant’s initial Registration Statement filed on March 16, 2004

(m)	Inapplicable

(n)	Inapplicable

(o)	Reserved

(p)	(i)	Code of Ethics of Registrant – Filed herewith

(ii)	Code of Ethics of TFS Capital LLC – Filed herewith

(iii)	Code of Ethics of Ultimus Fund Distributors, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 14 filed on December 19, 2011

(Other Exhibits)	Powers of Attorney of the Trustees – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 14 filed on December 19, 2011

Item 29. Persons Controlled by or Under Common Control with Registrant

The TFS Hedged Futures Fund owns 100% of the TFS Hedged Futures Strategy Offshore Fund Ltd., an exempted company organized under Cayman Islands law. The Registrant is not under common control with any other person.

Item 30. Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person my be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The Investment Advisory Agreements with TFS Capital LLC (“TFS”) provides that TFS shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith; provided, however, that nothing therein shall be construed to protect TFS against any liability to the Registrant by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement. Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers, as well as TFS. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Business and Other Connections of the Investment Adviser

TFS is a registered investment adviser that also serves as managing member or portfolio manager to the following two private investment companies: Huntrise Capital Partners LLC and Huntrise Global Partners, Ltd.

Except as indicated below, the principals and officers of TFS set forth below have not engaged in any other business, profession, vocation or employment of a substantial nature at any time during the past two years:

Larry S. Eiben – Member of TFS; Trustee of Registrant
Richard J. Gates – Member and Portfolio Manager of TFS; Vice President of Registrant; Member of Elmagin Capital LLC
Kevin J. Gates – Member and Portfolio Manager of TFS; Vice President of Registrant; Member and Vice President of Elmagin Capital LLC
Eric Newman – Member and Portfolio Manager of TFS; President of Registrant
Dr. Chao Chen – Member of TFS; Member and President of Elmagin Capital LLC
Mary Ziegler – Chief Compliance Officer of TFS
Mark Schlegel - Chief Operating Officer of TFS

Item 32. Principal Underwriters

(a)	Ultimus Fund Distributors, LLC (the Distributor”) also acts as the principal underwriter for the following other open-end investment companies:

Williamsburg Investment Trust	The Investment House Funds	The Cutler Trust
The Berwyn Funds	Hussman Investment Trust	BPV Family of funds
Papp Investment Trust	Schwartz Investment Trust	CM Advisors Family of Funds
AlphaMark Investment Trust	Profit Funds Investment Trust	Gardner Lewis Investment Trust
Piedmont Investment Trust	WST Investment Trust	Stralem Fund
The First Western Funds Trust	Ultimus Managers Trust	Eubel Brady & Suttman Mutual Fund Trust

(b)	The following list sets forth the directors and executive officers of the Distributor:

Name	Position with Distributor	Position with Registrant
Robert G. Dorsey	President/Managing Director	Vice President
Mark J. Seger	Treasurer/Managing Director	Treasurer
Tina H. Bloom	Vice President	Assistant Secretary
Theresa M. Bridge	Vice President	Assistant Treasurer
Wade R. Bridge	Vice President	Secretary
Craig J. Hunt	Vice President	None
Kristine M. Limbert	Vice President	None
Douglas K. Jones	Vice President	None
Jeffrey Moeller	Vice President	None
Stephen L. Preston	Chief Compliance Officer	Assistant Vice President/AML Compliance Officer
Nancy A. Aleshire	Vice President	None

The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Inapplicable

Item 33. Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant (including the records of Subsidiary) at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria, Suite 450, Cincinnati, Ohio 45246, or its investment adviser, TFS Capital LLC, 10 N. High Street, Suite 500, West Chester, PA 19380. Certain records, including records relating to the possession of Registrant’s securities, may be maintained at the offices of Registrant’s custodian, UMB Bank, 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106. UMB will maintain the same records on behalf of the Subsidiary.

Item 34. Management Services Not Discussed in Parts A or B

 Inapplicable

Item 35. Undertakings

1.
The Registrant undertakes that it will not use TFS Hedged Futures Strategy Offshore Fund Ltd. (the “Subsidiary”) to evade the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) or the Investment Advisers Act of 1940.

2.
The Subsidiary undertakes that its assets will be maintained at all times in the United States and such assets will be maintained at all times in accordance with the requirements of Section 17(f) of the 1940 Act.

3.
The Subsidiary undertakes that it will maintain duplicate copies of its books and records at an office or offices located within the United States, and the SEC and its staff will have access to the books and records consistent with the requirements of Section 31 of the 1940 Act and the rules thereunder.

4.	The Subsidiary undertakes that it will designate an agent in the United States for service of process in any suit, action or proceeding before the SEC or any appropriate court.

5.	The Subsidiary undertakes that it will consent to the jurisdiction of the United States courts and the SEC over it.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of West Chester, and State of Pennsylvania, on the 29th day of February, 2016.

TFS CAPITAL INVESTMENT TRUST

By:	/s/ Eric S. Newman
Eric S. Newman
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Eric S. Newman	President (Principal	February 29, 2016
Eric S. Newman	Executive Officer)

/s/ Mark J. Seger	Treasurer (Principal	February 29, 2016
Mark J. Seger	Financial and Principal
Accounting Officer)

*	Trustee
Larry S. Eiben

*	Trustee
Mark J. Malone

*	Trustee	/s/ Wade R. Bridge
Brian O’Connell		Attorney-in-Fact*
February 29, 2016

*	Trustee
Gregory R. Owens

INDEX TO EXHIBITS

28(b)(i)(b)	Amended Bylaws, December 2015
28(j)(i)	Consent of Independent Registered Public Accounting Firm
28(p)(i)	Code of Ethics of the Registrant
28(p)(ii)	Code of Ethics of TFS Capital LLC